          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
  U.S. SECURITIES AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                               SEPTEMBER 13, 2006
                                           Registration No. 333-74295; 811-09253
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

PRE-EFFECTIVE AMENDMENT NO.                                                [ ]
                            --

POST-EFFECTIVE AMENDMENT NO. 99                                            [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

AMENDMENT NO. 100                                                          [X]

                                ---------------

                             WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                525 MARKET STREET
                             SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 ---------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                        WELLS FARGO FUNDS MANAGEMENT, LLC
                          525 MARKET STREET, 12TH FLOOR
                             SAN FRANCISCO, CA 94105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                             MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to Rule 485(b), or

[ ]  60 days after filing pursuant to Rule 485(a)(1), or

[X]  on December 1, 2006, pursuant to Rule 485(a)(1)

[ ]  75 days after filing pursuant to Rule 485(a)(2), or

[ ]  on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 99 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to introduce certain material changes to the structure of the prospectuses to be utilized for the Wells Fargo Advantage Funds, including specific enhancements to the language regarding the principal investment strategies and risks for the Wells Fargo Advantage Large Cap Stock Funds.
================================================================================

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS/SM/ -  LARGE CAP STOCK FUNDS

Endeavor Large Cap Fund

Endeavor Select Fund

Equity Index Fund
(Class A and Class B only)

Growth Fund
(Class C only)

Large Company Core Fund

U.S. Value Fund

Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                             3
Endeavor Large Cap Fund                          4
Endeavor Select Fund                             8
Equity Index Fund                               13
Growth Fund                                     16
Large Company Core Fund                         20
U.S. Value Fund                                 24
Value Fund                                      28
Description of Principal Investment Risks       33

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                   36
The Investment Adviser                          36
The Sub-Advisers and Portfolio Managers         36
Dormant Multi-Manager Arrangement               39

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes                       40
Reductions and Waivers of Sales Charges         42
Pricing Fund Shares                             47
How to Open an Account                          48
How to Buy Shares                               49
How to Sell Shares                              51
How to Exchange Shares                          55
Account Policies                                57

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          59
Taxes                  60
Financial Highlights   61
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND/SM/ is referred to as the Endeavor Large Cap Fund and the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/ is referred to as the Endeavor Select Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Endeavor Large Cap Fund, Equity Index Fund, Large Company Core Fund and U.S. Value Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas J. Pence, CFA
Michael Harris, CFA

FUND INCEPTION:
9/28/2001
CLASS A
Ticker: STALX
CLASS B
Ticker: WELBX
CLASS C
Ticker: WELCX

INVESTMENT OBJECTIVE
The Endeavor Large Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 ENDEAVOR LARGE CAP FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       ENDEAVOR LARGE CAP FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Large Cap Fund was organized as the successor fund to the Strong Advisor Endeavor Large Cap Fund.

[GRAPHIC APPEARS HERE]

 Calendar Year Total Returns for Class A/1/
           as of 12/31 each year
  2002        2003        2004       2005
-28.71%      33.51%      15.38%      9.17%

             BEST AND WORST QUARTER
Best Quarter:       Q2    2003      14.80%
Worst Quarter:      Q3    2002      -14.37%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                         1 YEAR     LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                   2.89%         4.89%
  Returns After Taxes on Distributions2                 -0.17%         3.92%
  Returns After Taxes on                                 4.39%         3.89%
Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                           3.29%         5.29%
 CLASS C1 Returns Before Taxes                           7.29%         5.68%
 Russell 1000 (Reg. TM) Growth Index3                    5.26%         4.49%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on September 28, 2001. Performance for the Class A, Class B and Class C shares of the Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Endeavor Large Cap Fund, its predecessor fund. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 6 ENDEAVOR LARGE CAP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)          CLASS A         CLASS B         CLASS C
Maximum sales charge (load) imposed on purchases   5.75%            None            None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)               None1            5.00%           1.00%
 (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)     CLASS A           CLASS B           CLASS C
Management Fees2                                   0.75%             0.75%             0.75%
Distribution (12b-1) Fees                          0.00%             0.75%             0.75%
Other Expenses3                                    x.xx%             x.xx%             x.xx%
TOTAL ANNUAL FUND                                  X.XX%             X.XX%             X.XX%
OPERATING EXPENSES
Fee Waivers                                        x.xx%             x.xx%             x.xx%
NET EXPENSES4                                      1.25%             2.00%             2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions (to which sales charges do not apply); and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year        $     xxx        $     xxx        $     xxx
   3 Years       $     xxx        $     xxx        $     xxx
   5 Years       $     xxx        $     xxx        $     xxx
  10 Years       $     xxx        $     xxx        $     xxx

                                                       ENDEAVOR LARGE CAP FUND 7

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/29/2000
CLASS A
Ticker: STAEX
CLASS B
Ticker: WECBX
CLASS C
Ticker: WECCX

INVESTMENT OBJECTIVE
The Endeavor Select Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of approximately 30 to 40 companies that we believe offer the potential for capital growth. We may also invest in foreign securities through ADRs and similar investments. We select equity securities of companies of any size. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Non-Diversification Risk
     o Regulatory Risk
     o Sector Emphasis Risk
     o Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          ENDEAVOR SELECT FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Select Fund was organized as the successor fund to the Strong Advisor Select Fund.

[GRAPHIC APPEARS HERE]

        Calendar Year Total Returns for Class A/1/
                  as of 12/31 each year
  2001         2002        2003        2004       2005
-20.10%       -23.52%     37.05%      16.80%      10.21%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       13.49%
  Worst Quarter:      Q3    2001       -21.52%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                          1 YEAR        5 YEARS       LIFE OF FUND1
 CLASS A1
  Returns Before Taxes                                    3.86%         0.32%            0.32%
  Returns After Taxes on                                  3.34%         0.02%            0.02%
  Distributions2
  Returns After Taxes on                                  3.10%         0.23%            0.23%
Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                            4.40%         0.36%            0.56%
 CLASS C1 Returns Before Taxes                            8.28%         0.73%            0.73%
 Russell 1000 (Reg. TM) Growth Index3                     5.26%        -3.58%           -3.58%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on December 29, 2000. Performance for the Class A, Class B and Class C shares of the Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Select Fund, its predecessor fund. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 10 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A         CLASS B         CLASS C
  Maximum sales charge                               5.75%            None            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)               None1           5.00%           1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)      CLASS A           CLASS B           CLASS C
  Management Fees2                                  0.75%             0.75%             0.75%
  Distribution (12b-1) Fees                         0.00%             0.75%             0.75%
  Other Expenses3                                   x.xx%             x.xx%             x.xx%
  TOTAL ANNUAL FUND                                 X.XX%             X.XX%             X.XX%
  OPERATING EXPENSES
  Fee Waivers                                       x.xx%             x.xx%             x.xx%
  NET EXPENSES4                                     1.25%             2.00%             2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                    CLASS A          CLASS B          CLASS C
 If you sell your shares at
  the end of the period:
   1 Year                         $     xxx        $     xxx        $     xxx
   3 Years                        $     xxx        $     xxx        $     xxx
   5 Years                        $     xxx        $     xxx        $     xxx
  10 Years                        $     xxx        $     xxx        $     xxx
 If you do NOT sell your
shares at the end of the
  period:
   1 Year                         $     xxx        $     xxx        $     xxx
   3 Years                        $     xxx        $     xxx        $     xxx
   5 Years                        $     xxx        $     xxx        $     xxx
  10 Years                        $     xxx        $     xxx        $     xxx

                                                         ENDEAVOR SELECT FUND 11

 12 ENDEAVOR SELECT FUND

EQUITY INDEX FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/25/1984
CLASS A
Ticker: SFCSX
CLASS B
Ticker: SQIBX

INVESTMENT OBJECTIVE
The Equity Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before fees and expenses. This correlation is sought regardless of market conditions. We may invest in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities. We may also invest in interest-rate futures contracts, options or interest-rate swaps and index swaps.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o  Counter-Party Risk
     o  Derivatives Risk
     o  Index Tracking Risk
     o  Issuer Risk
     o  Leverage Risk
     o  Liquidity Risk
     o  Management Risk
     o  Market Risk
     o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY INDEX FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                       Calendar Year Total Returns for Class A/1/
                                                 as of 12/31 each year
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
21.66%      31.89%      27.67%      20.12%       -9.71%      -12.38%      -22.59%     27.80%      10.16%      4.28%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       21.00%
  Worst Quarter:      Q3    2002       -17.38%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                         1 YEAR         5 YEARS        10 YEARS
 CLASS A1
  Returns Before Taxes                                  -1.72%          -1.26%         7.62%
  Returns After Taxes on Distributions2                 -3.37%          -2.68%         6.12%
  Returns After Taxes on                                 0.54%          -1.53%         6.18%
Distributions and Sale of Fund Shares
 CLASS B1 Returns Before Taxes                          -1.50%          -1.25%         7.48%
 S&P 500 Index3,4                                        4.91%           0.55%         9.06%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on January 25, 1984. Class B shares incepted on February 17, 1998. Performance for Class A and Class B shares of the Fund prior to November 8, 1999, reflects the performance of the applicable share class of the Stagecoach Equity Index Fund, its predecessor fund. Performance for the Class A shares prior to December 15, 1997, reflects the performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund. Performance for the Class B shares prior to February 17, 1998, reflects the performance of the Class A shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

 14 EQUITY INDEX FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)              CLASS A          CLASS B
  Maximum sales charge (load) imposed on purchases      5.75%            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                  None1            5.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)          CLASS A          CLASS B
  Management Fees2                                      0.10%            0.10%
  Distribution (12b-1) Fees                             0.00%            0.75%
  Other Expenses3                                       x.xx%            x.xx%
  TOTAL ANNUAL FUND                                     X.XX%            X.XX%
  OPERATING EXPENSES
  Fee Waivers                                           x.xx%            x.xx%
  NET EXPENSES4                                         0.62%            1.37%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.10% for the first $1 billion; 0.075% for the next $4 billion; and 0.05% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                             CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                  $     xxx        $     xxx        $     xxx
   3 Years                                                 $     xxx        $     xxx        $     xxx
   5 Years                                                 $     xxx        $     xxx        $     xxx
  10 Years                                                 $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year                                                  $     xxx        $     xxx        $     xxx
   3 Years                                                 $     xxx        $     xxx        $     xxx
   5 Years                                                 $     xxx        $     xxx        $     xxx
  10 Years                                                 $     xxx        $     xxx        $     xxx

                                                            EQUITY INDEX FUND 15

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
CLASS C
Ticker: WGFCX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Sector Emphasis Risk
     o Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                        Calendar Year Total Returns for Class C/1/
                                                  as of 12/31 each year
 1996        1997        1998       1999           2000         2001         2002        2003        2004       2005
18.09%      17.62%      25.46%      72.98 /2/%    -10.34%      -35.14%      -25.92%     28.92%      11.57%      8.58%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.49%
  Worst Quarter:      Q1    2001       -27.66%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                     1 YEAR         5 YEARS        10 YEARS
 CLASS C1
    Returns Before Taxes                             7.58%          -5.58%         7.33%
    Returns After Taxes on Distributions3            7.58%          -5.59%         5.59%
    Returns After Taxes on                           4.93%          -4.66%         5.54%
  Distributions and Sale of Fund Shares3
 Russell 3000 (Reg. TM) Growth Index4                5.17%          -3.15%         6.47%
  (reflects no deduction for expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class C shares incepted on December 26, 2002. Performance for the Class C shares of the Fund prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Growth Fund, its predecessor fund, and prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund adjusted to reflect Class C sales charges and expenses.
2 The Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg.
     TM) Growth Index.

 18 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
 (fees paid directly from
  your investment)                                  CLASS C
  Maximum sales charge (load) imposed on purchases   None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)               1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)      CLASS C
  Management Fees1                                  0.70%
  Distribution (12b-1) Fees                         0.75%
  Other Expenses2                                   x.xx%
  TOTAL ANNUAL FUND                                 X.XX%
  OPERATING EXPENSES
  Fee Waivers                                       x.xx%
  NET EXPENSES3                                     2.05%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                                CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                       $  xxx
   3 Years                                                      $  xxx
   5 Years                                                      $  xxx
  10 Years                                                      $  xxx
 If you do NOT sell your shares at the end of the period:
   1 Year                                                       $  xxx
   3 Years                                                      $  xxx
   5 Years                                                      $  xxx
  10 Years                                                      $  xxx

                                                                  GROWTH FUND 19

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
11/3/1997
CLASS A
Ticker: SLGAX
CLASS B
Ticker: WLCBX
CLASS C
Ticker: WLCCX

INVESTMENT OBJECTIVE
The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      LARGE COMPANY CORE FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Core Fund was organized as the successor fund to the Strong Advisor Large Company Core Fund.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns for Class A/1/
                                    as of 12/31 each year
 1998        1999        2000         2001         2002        2003        2004       2005
11.88%      24.84%       -1.46%      -10.72%      -14.44%     22.93%      10.69%      -1.66%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.95%
  Worst Quarter:      Q2    2002       -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                         1 YEAR         5 YEARS        LIFE OF FUND1
 CLASS A1
    Returns Before Taxes                                -7.32%          -0.74%            3.89%
    Returns After Taxes on Distributions2              -12.08%          -2.43%            2.27%
    Returns After Taxes on                              -4.35%          -1.44%            2.57%
  Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                          -7.44%          -0.85%            3.71%
 CLASS C1 Returns Before Taxes                          -3.44%          -0.46%            3.67%
 S&P 500 Index3                                          4.91%           0.55%            5.15%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 3, 1997. Class B and Class C shares incepted on September 30, 2002. Performance for the Class A, Class B and Class C shares of the Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Large Company Core Fund, its predecessor fund. Performance for the Class A shares prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Dividend Fund. Performance for the Class B shares prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund adjusted to reflect Class B sales charges and expenses, and prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Dividend Fund. Performance for the Class C shares prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund adjusted to reflect Class C sales charges and expenses, and prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Dividend Fund. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

 22 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)             CLASS A      CLASS B       CLASS C
  Maximum sales charge (load) imposed on purchases     5.75%         None          None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                 None1         5.00%         1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)    CLASS A      CLASS B       CLASS C
  Management Fees2                                0.75%        0.75%         0.75%
  Distribution (12b-1) Fees                       0.00%        0.75%         0.75%
  Other Expenses3                                 x.xx%        x.xx%         x.xx%
  TOTAL ANNUAL FUND                               X.XX%        X.XX%         X.XX%
  OPERATING EXPENSES
  Fee Waivers                                     x.xx%        x.xx%         x.xx%
  NET EXPENSES4                                   1.25%        2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                             CLASS A       CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                    $   xxx       $   xxx        $   xxx
   3 Years                                                   $   xxx       $   xxx        $   xxx
   5 Years                                                   $   xxx       $   xxx        $   xxx
  10 Years                                                   $   xxx       $   xxx        $   xxx
 If you do NOT sell your shares at the end of the period:
   1 Year                                                    $   xxx       $   xxx        $   xxx
   3 Years                                                   $   xxx       $   xxx        $   xxx
   5 Years                                                   $   xxx       $   xxx        $   xxx
  10 Years                                                   $   xxx       $   xxx        $   xxx

                                                      LARGE COMPANY CORE FUND 23

U.S. VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/29/1995
CLASS A
Ticker: WFUAX
CLASS B
Ticker: WFUBX
CLASS C
Ticker: WFUCX

INVESTMENT OBJECTIVE
The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. securities of large-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define large-capitalization companies as those with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the upside reward as well as the downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when sentiment is low. We believe buying a stock when the prevailing sentiment is low allows us to limit the potential downside and allows us to participate in the potential upside should the business fundamentals improve. We consider selling a stock when it appreciates to our target price without changes to its fundamentals, when the fundamentals deteriorate, when it is forced out of the portfolio by a better idea, or when sentiment improves significantly.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o  Counter-Party Risk
     o  Derivatives Risk
     o  Issuer Risk
     o  Leverage Risk
     o  Liquidity Risk
     o  Management Risk
     o  Market Risk
     o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 U.S. VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the U.S. Value Fund was organized as the successor fund to the Strong Advisor U.S. Value Fund and the Strong Strategic Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                       Calendar Year Total Returns for Class A/1/
                                                 as of 12/31 each year
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
27.65%      30.84%      22.21%      14.63%       -2.09%      -12.17%      -16.34%     30.48%      14.08%      1.81%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       19.92%
  Worst Quarter:      Q3    2002       -17.94%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                          1 YEAR        5 YEARS       10 YEARS
 CLASS A1
  Returns Before Taxes                                   -4.04%         0.97%         9.17%
  Returns After Taxes on Distributions2                  -6.56%        -0.48%         8.01%
  Returns After Taxes on                                 -0.29%         0.34%         7.62%
Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                           -3.94%         1.05%         9.25%
 CLASS C1 Returns Before Taxes                           -0.01%         1.42%         9.07%
 Russell 1000 (Reg. TM) Value Index3                      7.05%         5.27%        10.93%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable slaes charges. Class A, Class B and Class C shares incepted on November 30, 2000. Performance for the Class A, Class B and Class C shares of the Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor U.S. Value Fund, its predecessor fund. Performance for the Class A shares prior to November 30, 2000, reflects the performance of the Class Z shares of the Fund adjusted to reflect Class A sales charges and expenses. Performance for Class B shares of the Fund prior to November 30, 2000, reflects the performance of the Class Z shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance for Class C shares of the Fund prior to November 30, 2000, reflects the performance of the Class Z shares of the Fund adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                              U.S. VALUE FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)            CLASS A         CLASS B         CLASS C
  Maximum sales charge (load) imposed on purchases    5.75%            None            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None1            5.00%           1.00%
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)              CLASS A           CLASS B           CLASS C
  Management Fees2                                          0.75%             0.75%             0.75%
  Distribution (12b-1) Fees                                 0.00%             0.75%             0.75%
  Other Expenses3                                           x.xx%             x.xx%             x.xx%
  TOTAL ANNUAL FUND                                         X.XX%             X.XX%             X.XX%
  OPERATING EXPENSES
  Fee Waivers                                               x.xx%             x.xx%             x.xx%
  NET EXPENSES4                                             1.25%             2.00%             2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                                CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                     $     xxx        $     xxx        $     xxx
   3 Years                                                    $     xxx        $     xxx        $     xxx
   5 Years                                                    $     xxx        $     xxx        $     xxx
  10 Years                                                    $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year                                                     $     xxx        $     xxx        $     xxx
   3 Years                                                    $     xxx        $     xxx        $     xxx
   5 Years                                                    $     xxx        $     xxx        $     xxx
  10 Years                                                    $     xxx        $     xxx        $     xxx

 26 U.S. VALUE FUND

                                                              U.S. VALUE FUND 27

VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, LP

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
2/12/1997
CLASS A
Ticker: CBTTX
CLASS B
Ticker: CBTBX
CLASS C
Ticker: CBTCX

INVESTMENT OBJECTIVE
The Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
We invest principally in companies that we believe are undervalued and possess strong financial positions. The companies we invest in typically have a market capitalization of $3 billion or more. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund but we intend to balance these tax considerations with the pursuit of the Fund's objective. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and sell a portfolio holding when we believe it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Counter-Party Risk
     o Derivatives Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Tax Suitability Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                   VALUE FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 26, 2004, certain Portfolios of The Advisors' Inner Circle Fund reorganized into the Wells Fargo Funds. As part of this transaction, the Value Fund was organized as the successor fund to the C&B Tax-Managed Value Fund.

[GRAPHIC APPEARS HERE]

                       Calendar Year Total Returns for Class A/1/
                                  as of 12/31 each year
1998       1999        2000        2001        2002        2003        2004       2005
9.38%      5.55%      21.79%       -0.97%      -7.28%     28.10%      12.15%      0.38%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       19.60%
  Worst Quarter:      Q3    2002       -14.88%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                       1 YEAR        5 YEARS       LIFE OF FUND1
 CLASS A1
    Returns Before Taxes                                              -5.41%         4.53%            8.74%
    Returns After Taxes on Distributions2                             -6.11%         4.10%            8.07%
    Returns After Taxes on                                            -3.03%         3.71%            7.37%
  Distributions and Sale of Fund Shares2
 CLASS B1 Returns Before Taxes                                        -5.36%         4.63%            8.67%
 CLASS C1 Returns Before Taxes                                        -1.30%         4.99%            8.68%
 Russell 1000 (Reg. TM) Value Index3                                   7.05%         5.27%            9.09%
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund, and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance for the Class A, Class B and Class C shares of the Fund prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, its predecessor fund, adjusted to reflect the applicable sales charges and expenses. Returns for the Classes and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

 30 VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)                       CLASS A         CLASS B         CLASS C
  Maximum sales charge (load) imposed on purchases               5.75%            None            None
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                           None1           5.00%           1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee2                                                1.00%           1.00%           1.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)      CLASS A       CLASS B       CLASS C
  Management Fees3                                  0.75%         0.75%         0.75%
  Distribution (12b-1) Fees                         0.00%         0.75%         0.75%
  Other Expenses4                                   x.xx%         x.xx%         x.xx%
  TOTAL ANNUAL FUND                                 X.XX%         X.XX%         X.XX%
  OPERATING EXPENSES
  Fee Waivers                                       x.xx%         x.xx%         x.xx%
  NET EXPENSES5                                     1.25%         2.00%         2.00%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 365 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

                                                                   VALUE FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o You reinvest all dividends and distributions (to which sales charges do not apply); and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                                                              CLASS A          CLASS B          CLASS C
 If you sell your shares at the end of the period:
   1 Year                                                   $     xxx        $     xxx        $     xxx
   3 Years                                                  $     xxx        $     xxx        $     xxx
   5 Years                                                  $     xxx        $     xxx        $     xxx
  10 Years                                                  $     xxx        $     xxx        $     xxx
 If you do NOT sell your shares at the end of the period:
   1 Year                                                   $     xxx        $     xxx        $     xxx
   3 Years                                                  $     xxx        $     xxx        $     xxx
   5 Years                                                  $     xxx        $     xxx        $     xxx
  10 Years                                                  $     xxx        $     xxx        $     xxx

 32 VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK      Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                         The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK  Investments in foreign securities are subject to more risks than U.S. domestic investments.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
INDEX TRACKING RISK      The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
ISSUER RISK              The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 33

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
NON-DIVERSIFICATION RISK  Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                          "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                          of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK      Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY INVESTMENT  Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 34 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

TAX SUITABILITY RISK      Investments managed with a focus on after-tax returns may not provide as high a return before taxes as other investments, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts such as an individual retirement account (IRA) or 401(k) plan).

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WELLS CAPITAL MANAGEMENT  (Wells Capital Management), an affiliate of Funds Management, located at 525
INCORPORATED              Market Street, San Francisco, CA 94105, is the sub-adviser for Endeavor Large
                          Cap Fund, Endeavor Select Fund, Equity Index Fund, Growth Fund and U.S. Value
                          Fund and thereby is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
ROBERT J. COSTOMIRIS, CFA Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior
U.S. Value Fund           to that he was a portfolio manager with Strong Capital Management, Inc. (SCM) since
                          2001. Prior to joining SCM, he served as the Director of Research at Thomson
                          Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with
                          Hewitt Associates. He earned his B.S. degree in chemical engineering from the
                          University of Pennsylvania and his M.B.A. degree, specializing in Finance and
                          Accounting, from the University of Chicago Graduate School of Business.

 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GREGORY T. GENUNG, CFA    Mr. Genung manages certain of the Wells Fargo index mutual funds, private accounts
Equity Index Fund         and collective trust funds. Before joining Wells Capital Management in 2001, he was a securities trader with Wells Fargo Institutional Brokerage, and its predecessor, Norwest
                          Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisor account administrator, specializing in mortgage-backed derivative products, Mr. Genung earned a bachelor's degree in
                          Finance and an Economics equivalency degree from the University of Minnesota,
                          Duluth.
MICHAEL HARRIS, CFA       Mr. Harris joined Wells Capital Management in 2005. In addition to serving as portfolio
Endeavor Large Cap Fund   manager for the Funds, he currently serves as a portfolio manager for the Fundamental
Endeavor Select Fund      Large and Large Select Growth portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital
                          Management, Mr. Harris was with SCM since 2000. Before joining SCM, Mr. Harris was responsible for assisting in the research and portfolio management for Conseco
                          Capital Management equity portfolios. Mr. Harris earned his B.S. degree in Business
                          Administration with a major in Finance from Southeast Missouri State University and his M.B.A. degree in Finance from Indiana University.
BRANDON M. NELSON, CFA    Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM
Growth Fund               since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor's degree in Business Administration and a M.S. degree in Finance from the University of
                          Wisconsin, Madison, and was selected to participate in the Applied Security Analysis
                          Program.
THOMAS C. OGNAR, CFA      Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, Mr. Ognar was a portfolio manager with SCM since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined SCM in
                          January 1998, where he was a senior equity research analyst from October 1998 to
                          2002. Prior to joining SCM, he was a research analyst at M&I Investment Management
                          Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in Finance from Miami University and his M.S. degree in Finance from the University of
                          Wisconsin, Madison.
BRUCE C. OLSON, CFA       Mr. Olson joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, he was a portfolio manager with SCM and managed separate and institutional accounts since January 1998. Mr. Olson joined SCM in 1994 as director of institutional communications and became an equity research analyst in June 1995.
                          Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. from 1989 to
                          1993. Prior to joining Olson Brothers Inc., he was with The Travelers Corporation,
                          American National Bank and Trust Co. of Chicago, and Minton Investment Corporation.
                          Mr. Olson earned a B.A. degree in Finance and History from Gustavus Adolphus College.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 37

THOMAS J. PENCE, CFA      Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital
Endeavor Large Cap Fund   Management, he was a portfolio manager at SCM since October 2000. Prior to joining
Endeavor Select Fund      SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of
                          Conseco Capital Management, Inc. (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the
                          Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in
                          Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

==========================

COOKE & BIELER, L.P.      (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
                          Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the Value Fund and thereby is responsible for the day-to-day investment management responsibilities of the Fund.
                          Cooke & Bieler is a registered investment adviser that provids investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
KERMIT S. ECK, CFA        Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product
Value Fund                Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of
                          Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner,
                          Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer
                          Science from Montana State University and an M.B.A. degree from Stanford University.
DAREN C. HEITMAN, CFA     Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset
Value Fund                Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa
                          State University and his M.B.A. from the University of Chicago.
MICHAEL M. MEYER, CFA     Mr. Meyer began his career at Sterling Capital Management (Sterling) as an equity
Value Fund                analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in
                          Economics at Davidson College and his M.B.A. degree from The Wharton School of
                          Business.
JAMES R. NORRIS           Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity
Value Fund                Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a
                          Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in
                          Management at Guilford College and his M.B.A. degree from the University of North
                          Carolina.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor spent three years at Cambiar Investors (Cambiar) in Denver, Colorado
Value Fund                where he served as an equity analyst and portfolio manager and participated in
                          Cambiar's 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O'Connor earned his B.A.
                          degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

R. JAMES O'NEIL, CFA      Mr. O'Neil served as an Investment Officer in the Capital Markets Department at Mellon
Value Fund                Bank beginning in 1983. He joined Cooke & Bieler in 1988 where he is currently a
                          Partner, Portfolio Manager and Research Analyst. Mr. O'Neil earned his B.A. degree in
                          Economics at Colby College and his M.B.A. degree from the Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a
Value Fund                product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his
                          B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in
                          Economics at the Wharton School of Business and his M.B.A degree from the Wharton
                          School of Business.


=============================
MATRIX ASSET              (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment
ADVISORS, INC.            sub-adviser for the Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.
DAVID A. KATZ             Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Large Company Core Fund   Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                          Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                          President and Chief Investment Officer and was Head of the Investment Policy
                          Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                          He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                          M.B.A. degree, with a concentration in Finance, from New York University Graduate
                          School of Business.

==============================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund, except the Equity Index Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes and specific Fund charges may vary so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision on which share class to buy.

                         CLASS A                         CLASS B                           CLASS C
 INITIAL SALES CHARGE    5.75%                           None. Your entire investment      None. Your entire investment
                                                         goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED     None (except that a charge      4% or 5% and declines until       1% if shares are sold within
 SALES CHARGE (CDSC)     of 1% applies to certain        it reaches 0% at the              one year after purchase.
                         redemptions made within         beginning of the 7th year.
                         one year following
                         purchases of $1 million or
                         more without an initial sales
                         charge).
 ONGOING DISTRIBUTION    None.                                0.75%                               0.75%
 (12B-1 FEES)
 PURCHASE MAXIMUM        None. Volume reductions         $ 100,000                         $ 1,000,000
                         given upon providing
                         adequate proof of eligibility.
 ANNUAL EXPENSES         Lower ongoing expenses          Higher ongoing expenses           Higher ongoing expenses
                         than Classes B and C.           than Class A because of           than Class A because of
                                                         higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE      Not applicable.                 Yes. Converts to Class A          No. No conversion to Class A
                                                         shares after a certain            shares, so annual expenses
                                                         number of years depending         do not decrease.
                                                         on the Fund so annual
                                                         expenses decrease.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering orice
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

 40 A CHOICE OF SHARE CLASSES

                CLASS A SHARES SALES CHARGE SCHEDULE
                              FRONT-END SALES        FRONT-END SALES
                                CHARGE AS %            CHARGE AS %
                                OF PUBLIC             OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE             INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over1               0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                       CLASS B SHARES CDSC SCHEDULE FOR ALL FUNDS
 REDEMPTION WITHIN    1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
 CDSC                 5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%      A shares

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                                                  CLASS B SHARES CDSC SCHEDULE
                    FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN       1 YEAR     2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                     5.00%       4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%    A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARE SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 41

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Share Sales Charge Schedules" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

o You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been invested in the same Fund through another account (E.G., an IRA).

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
     If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 42 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount. The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

          o    individual accounts;
          o    joint accounts;
     o IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
          o    403(b) accounts; and
     o accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

          o    Section 529 college savings plan accounts;
     o accounts you hold directly or through different financial intermediaries other than the broker-dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
     o accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (I.E., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement, but not including employer sponsored IRAs (collectively, "Employer Sponsored Retirement Plans".

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following catagories, you can buy Class A shares at NAV:

o    Current and retired employees, directors/trustees and officers of:
     o    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
     o    Wells Fargo & Company and its affiliates; and
     o    family members of any of the above.

o    Current employees of:
     o    the Fund's transfer agent;
     o    broker-dealers who act as selling agents;
     o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services; and
     o immediate family members (spouse, sibling, parent or child) of any of the above.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds' distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o    Section 529 college savings plan accounts.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 43

o    Insurance company separate accounts.

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).

o Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (In - ternal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service ("IRS") guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

o We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after May 18, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
     o withdrawals are made by participating in the Systematic Withdrawal Plan; and
     o withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C share CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C share CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

 44 REDUCTIONS AND WAIVERS OF SALES CHARGES

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. The fees paid under this 12b-1 Plan are as follows:

 FUND                             CLASS B           CLASS C
 Endeavor Large Cap Fund            0.75%             0.75%
 Endeavor Select Fund               0.75%             0.75%
 Equity Index Fund                  0.75%              N/A
 Growth Fund                         N/A              0.75%
 Large Company Core Fund            0.75%             0.75%
 U.S. Value Fund                    0.75%             0.75%
 Value Fund                         0.75%             0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 45

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 46 REDUCTIONS AND WAIVERS OF SALES CHARGES

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 47

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:
NOTE: The Value Fund's Class A, Class B and Class C shares are closed to new investors, therefore you cannot open an account in this Fund.

          o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

          o    through a brokerage account with an approved selling agent; or

     o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

 48 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- ---------------------------------------
 Regular accounts             $1,000                                             $100
 Automatic Investment Plans   $   50                                             $ 50
 IRAs, IRA rollovers, Roth    $  250                                             $100
  IRAs
 UGMA/UTMA accounts           $   50                                             $ 50
 Employer Sponsored           no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- ---------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment representative
 Representative
----------------------------- -------------------------------------------------- ---------------------------------------
 By Mail                      o    Complete and sign your account application    o    Fill out the deposit slip from
-----------------------------                                                         your account statement. If you
                              o    Mail the application with your check made          do not have a slip, include a
                                   payable to the Fund to Investor Services at:       note with your name, the Fund
                                                REGULAR MAIL                          name, and your account number.
                              --------------------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                     o    Mail the deposit slip or note
                                           Boston, MA 02266-8266                      with your check made payable
                                                                                      to the Fund to the address on
                                               OVERNIGHT ONLY                         the left.
                              -------------------------------------------------- ---------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                                30 Dan Road
                                           Canton, MA 02021-2809
                              --------------------------------------------------
 By Telephone
-----------------------------
                              A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             o    Investor Services at
                              bank information on file. If you do not                 1-800-222-8222 or
                              currently have an account, refer to the section    o    1-800-368-7550 for the
                              on buying shares by mail or wire.                       automated phone system
                              -------------------------------------------------- ---------------------------------------
 By Wire                                                                         To buy additional shares, instruct
-----------------------------                                                    your bank or financial institution to
                              o    Complete and sign your account application    use the same wire instructions
                              o    Provide the following instructions to your    shown to the left.
                                                                                 ---------------------------------------
                              financial institution:
                              State Street Bank & Trust
                              Boston, MA
                              Bank Routing Number: ABA 011000028
                              Wire Purchase Account: 9905-437-1
                              Attention: WELLS FARGO ADVANTAGE FUNDS
                              (Name of Fund, Account
                              Number and any applicable
                              share class)

                              Account Name: Provide your
                              name as registered on the
                              Fund account
                              --------------------------------------------------

HOW TO BUY SHARES
49

 BUYING SHARES
------------------------------------------------------------------------------------------------------------------------
                              OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
                              -------------------------------------------------- ---------------------------------------
 By Internet                   A new account may not be opened by                o    To buy additional shares or
-----------------------------                                                         buy shares of a new Fund, visit
                              Internet unless you have another Wells Fargo            our Web site at
                              Advantage Fund account with your bank                   www.wellsfargo.com/advantagefunds.
                              information on file. If you do not currently
                              have an account, refer to the section on
                              buying shares by mail or wire.
                              --------------------------------------------------
                                                                                 o    Subsequent online purchases
                                                                                      have a minimum of $100 and
                                                                                      a maximum of $100,000.

                                                                                 ---------------------------------------
 In Person                    Investors are welcome to visit the Funds'          See instructions shown to the left.
                              Investor Center in person to ask questions or
                              conduct any Fund transaction. The Investor
                              Center is located at 100 Heritage Reserve,
                              Menomonee Falls, Wisconsin 53051.

----------------------------- -------------------------------------------------- ---------------------------------------

GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

50 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ------------------------------------------------------------------
  Representative
-------------------------
 By Mail                  o    Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                               dollar amount you wish to receive (or write "Full Redemption"
                               to redeem your remaining account balance) to the address
                               below.
                          o    Make sure all account owners sign the request exactly as
                               their names appear on the account application.
                          o    A medallion guarantee may be required under certain
                               circumstances (see "General Notes for Selling Shares").

                                                         REGULAR MAIL
------------------------- ------------------------------------------------------------------
                                             WELLS FARGO ADVANTAGE FUNDS
                                                    P.O. Box 8266
                                                Boston, MA 02266-8266
                                                   OVERNIGHT ONLY
                          ------------------------------------------------------------------
                                             WELLS FARGO ADVANTAGE FUNDS
                                             Attn: CCSU-Boston Financial
                                                     30 Dan Road
                                                Canton, MA 02021-2809
                          ------------------------------------------------------------------

                                                           HOW TO SELL SHARES 51

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ----------------------------------------------------
 By Telephone /             o    Call an Investor Services representative at
 Electronic Funds Transfer       1-800-222-8222 or use the automated phone
---------------------------      system 1-800-368-7550.
(EFT)
---------------------------
                            o    Telephone privileges are automatically made
                                 available to you unless you specifically
                                 decline them on your account application or
                                 subsequently in writing.
                            o    Redemption requests may not be be made by
                                 phone if the address on your account was
                                 changed in the last 30 days. In this event,
                                 you must request your redemption by mail in
                                 accordance with the above procedures.
                            o    A check will be mailed to the address on
                                 record (if there has been no changes
                                 communicated to us within the last 30 days)
                                 or transferred to a linked bank account.
                            o    Transfers made to a Wells Fargo Bank account
                                 are made available sooner than transfers to
                                 an unaffiliated institution.
                            o    Redemptions processed by EFT to a linked
                                 Wells Fargo Bank account occur same day for
                                 Money Market Funds, and next day for all
                                 other WELLS FARGO ADVANTAGE FUNDS.
                            o    Redemptions to any other linked bank account
                                 may post in two business days, please check
                                 with your financial institution for funds
                                 posting and availability.
                            NOTE: Telephone transactions such as redemption
                            requests made over the phone generally require only
                            one of the account owners to call unless you have
                            instructed us otherwise.
                            ----------------------------------------------------
 By Wire                    o    To arrange for a Federal Funds wire, call
---------------------------      1-800-222-8222.
                            o    Be prepared to provide information of the
                                 commercial bank that is a member of the
                                 Federal Reserve wire system.
                            o    Wire requests are sent to your linked bank
                                 account same day if your request to redeem is
                                 received before that Fund's close.
                            o    Wire requests are sent to your linked bank
                                 account next day if your request to redeem
                                 from a Fund is received before the NYSE
                                 close.
                            o    There is a $10 fee for each request.

                            ----------------------------------------------------
 By Internet                Visit our Web site at
--------------------------- www.wellsfargo.com/advantagefunds.
                            Redemptions requested on-line are limited to a
                            minimum of $100 and a maximum of $100,000.
                            ----------------------------------------------------
 In Person                  Investors are welcome to vist the Funds' Investor
                            Center in person to ask questions or conduct any
                            Fund transaction. The Investor Center is located at
                            100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.

--------------------------- ----------------------------------------------------

52 HOW TO SELL SHARES

GENERAL NOTES FOR SELLING SHARES

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

     o CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

     o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

     o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.

     o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 365 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

o    shares that were purchased with reinvested distributions.

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions

                                                           HOW TO SELL SHARES 53

     (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).)

o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

o to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

o    taking out a distribution or loan from a defined contribution plan.

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

o    due to participation in the Systematic Withdrawal Plan.

o    Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios.

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

54 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
     o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;
     o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

o The Value Fund imposes a 1.00% redemption fee on shares that are exchanged within 365 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such

                                                       HOW TO EXCHANGE SHARES 55
trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

56 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o    must have a Fund account valued at $10,000 or more;
     o    must have your distributions reinvested; and
     o    may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

                                                             ACCOUNT POLICIES 57

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

58 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the U.S. Value Fund, make distributions of any net investment income and any realized net capital gains monthly. The U.S. Value Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 59

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 60 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 61

ENDEAVOR LARGE CAP FUND
CLASS A SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                                                 JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
FOR THE PERIOD ENDED:                                             20051         2004         2003         2002        20012
 NET ASSET VALUE, BEGINNING OF PERIOD                           $    11.63   $    10.08   $     7.55   $    10.59   $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                       (0.05)3      (0.10)       (0.07)3      (0.10)3      (0.01)
  Net realized and unrealized gain (loss) on investments              0.68         1.65         2.60        (2.94)       0.864
                                                                ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                    0.63         1.55         2.53        (3.04)        0.85
                                                                ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                            0.00         0.00         0.00         0.00         0.00
  Distributions from net realized gain                                0.00         0.00         0.00         0.00        (0.26)
  Total distributions                                                 0.00         0.00         0.00         0.00        (0.26)
                                                                ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                                 $    12.26   $    11.63   $    10.08   $     7.55   $    10.59
                                                                ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                                        5.42%       15.38%       33.51%      (28.71)%       8.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $   48,963   $   42,959   $   36,601   $   28,291   $   28,102
  Ratios to average net assets6:
  Ratio of expenses to average net assets                             1.43%        1.65%        1.61%        1.98%        2.35%
  Ratio of net investment income (loss) to average net assets        (0.73)%      (0.93)%      (0.86)%      (1.18)%       1.08%
  Portfolio turnover rate7                                              61%         168%         234%         420%          54%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8                          1.62%        1.69%        1.69%        2.03%        2.36%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from September 28, 2001 (commencement of Class) to December 31, 2001.
3    Calculated based upon average shares outstanding.
4 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

62 FINANCIAL HIGHLIGHTS

ENDEAVOR LARGE CAP FUND
CLASS B SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                                            JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
FOR THE PERIOD ENDED:                                         20051        2004         2003         2002         20012
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.41   $     9.97   $     7.51   $    10.57   $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.10)3      (0.17)       (0.12)3      (0.12)3      (0.04)
  Net realized and unrealized gain (loss) on investments         0.67         1.61         2.58        (2.94)       0.874
                                                           ----------   ----------   ----------   ----------   ----------
  Total from investment operations                               0.57         1.44         2.46        (3.06)        0.83
                                                           ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                       0.00         0.00         0.00         0.00         0.00
  Distributions from net realized gain                           0.00         0.00         0.00         0.00        (0.26)
  Total distributions                                            0.00         0.00         0.00         0.00        (0.26)
                                                           ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                             $    11.98   $    11.41   $     9.97   $     7.51   $    10.57
                                                           ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                                   5.00%       14.44%       32.76%      (28.95)%       8.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $    1,330   $      950   $      719   $      323   $      120
  Ratios to average net assets6:
  Ratio of expenses to average net assets                        2.21%        2.42%        2.05%        2.24%        2.64%
  Ratio of net investment income (loss) to
   average net assets                                           (1.53)%      (1.69)%      (1.34)%      (1.38)%      (1.55)%
  Portfolio turnover rate7                                         61%         168%         234%         420%          54%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8                     2.41%        2.46%        2.47%        4.69%        2.75%


1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from September 28, 2001 (commencement of Class) to December 31, 2001.
3    Calculated based upon average shares outstanding.
4 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

ENDEAVOR LARGE CAP FUND
CLASS C SHARES-COMMENCED ON SEPTEMBER 28, 2001
For a share outstanding throughout each period

                                                       JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                                  20051         2004         2003        2002          20012
 NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.41   $     9.97   $     7.51   $    10.57   $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.10)3      (0.18)       (0.12)3      (0.13)3      (0.04)
  Net realized and unrealized gain on investments           0.67         1.62         2.58        (2.93)       (0.87)4
                                                      ----------   ----------   ----------   ----------   ----------
  Total from investment operations                          0.57         1.44         2.46        (3.06)        0.83
                                                      ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  0.00         0.00         0.00         0.00         0.00
  Distributions from net realized gain                      0.00         0.00         0.00         0.00        (0.26)
  Total distributions                                       0.00         0.00         0.00         0.00        (0.26)
                                                      ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                       $    11.98   $    11.41   $     9.97   $     7.51   $    10.57
                                                      ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                              5.00%       14.44%       32.76%      (28.95)%       8.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                    $      362   $      474   $      430   $      194   $      108
  Ratios to average net assets6:
  Ratio of expenses to average net assets                   2.23%        2.45%        2.12%        2.33%        2.64%
  Ratio of net investment income (loss) to
   average net assets                                      (1.57)%      (1.72)%      (1.39)%      (1.51)%      (1.55)%
  Portfolio turnover rate7                                    61%         168%         234%         420%          54%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8                2.59%        2.56%        2.57%        4.18%        2.75%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from September 28, 2001 (commencement of Class) to December 31, 2001.
3    Calculated based upon average shares outstanding.
4 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

64 FINANCIAL HIGHLIGHTS

ENDEAVOR SELECT FUND
CLASS A SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                                             JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                                       20051           2004          2003         2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.16   $      8.36   $      6.10   $      7.99   $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   (0.04)1       (0.09)2       (0.07)2       (0.07)2       (0.01)
  Net realized and unrealized gain (loss) on investments          0.56          1.47          2.33         (1.81)        (2.00)3
                                                           -----------   -----------   -----------   -----------   -----------
  Total from investment operations                                0.52          1.38          2.26         (1.88)        (2.01)
                                                           -----------   -----------   -----------   -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gain                           (0.21)        (0.58)         0.00         (0.01)         0.00
  Total distributions                                            (0.21)        (0.58)         0.00         (0.01)         0.00
                                                           -----------   -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF PERIOD                            $      9.47   $      9.16   $      8.36   $      6.10   $      7.99
                                                           ===========   ===========   ===========   ===========   ===========
 TOTAL RETURN4                                                    5.93%        16.80%        37.05%       (23.52)%      (20.10)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $    50,932   $    94,805   $    81,190   $    55,762   $    56,700
  Ratios to average net assets5:
  Ratio of expenses to average net assets                         1.39%         1.57%         1.58%         1.59%         1.69%
  Ratio of net investment income (loss) to
   average net assets                                            (0.73)%       (1.05)%       (1.01)%       (1.08)%       (0.80)%
  Portfolio turnover rate6                                          54%          169%          244%          437%          360%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses5,7                      1.53%         1.61%         1.61%         1.60%         4.39%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 65

ENDEAVOR SELECT FUND
CLASS B SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                                             JULY 31,      DEC. 31,     DEC. 31,       DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                                        20051         2004           2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD                      $      8.87   $      8.18   $      6.02   $      7.94   $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   (0.07)2       (0.15)2       (0.12)2       (0.12)2       (0.09)
  Net realized and unrealized gain (loss) on investments          0.53          1.42          2.28         (1.79)        (1.97)3
                                                           -----------   -----------   -----------   -----------   -----------
  Total from investment operations                                0.46          1.27          2.16         (1.91)        (2.06)
                                                           -----------   -----------   -----------   -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                        0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gain                           (0.21)        (0.58)         0.00         (0.01)         0.00
  Total distributions                                            (0.21)        (0.58)         0.00         (0.01)         0.00
                                                           -----------   -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF PERIOD                            $      9.12   $      8.87   $      8.18   $      6.02   $      7.94
                                                           ===========   ===========   ===========   ===========   ===========
 TOTAL RETURN4                                                    5.44%        15.82%        35.88%       (24.04)%      (20.60)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $     4,403   $     1,800   $       622   $       317   $       455
  Ratios to average net assets5:
  Ratio of expenses to average net assets                         2.13%         2.35%         2.34%         2.36%         2.45%
  Ratio of net investment income (loss) to
   average net assets                                            (1.47)%       (1.72)%       (1.79)%       (1.85)%       (1.70)%
  Portfolio turnover rate6                                          54%          169%          244%          437%          360%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses5,7                      2.28%         2.39%         2.40%         2.39%        12.41%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 66 FINANCIAL HIGHLIGHTS

ENDEAVOR SELECT FUND
CLASS C SHARES-COMMENCED ON DECEMBER 29, 2000
For a share outstanding throughout each period

                                                        JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                                   20051          2004          2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD                 $      8.87   $      8.18   $      6.02   $      7.93   $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (0.08)2       (0.16)2       (0.13)2       (0.12)2       (0.10)
  Net realized and unrealized gain on investments            0.53          1.43          2.29         (1.78)        (1.97)3
                                                      -----------   -----------   -----------   -----------   -----------
  Total from investment operations                           0.45          1.27          2.16         (1.90)        (2.07)
                                                      -----------   -----------   -----------   -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   0.00          0.00          0.00          0.00          0.00
  Distributions from net realized gain                      (0.21)        (0.58)         0.00         (0.01)         0.00
  Total distributions                                       (0.21)        (0.58)         0.00         (0.01)         0.00
                                                      -----------   -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF PERIOD                       $      9.11   $      8.87   $      8.18   $      6.02   $      7.93
                                                      ===========   ===========   ===========   ===========   ===========
 TOTAL RETURN4                                               5.33%        15.82%        35.88%       (23.95)%      (20.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                    $     1,802   $     1,080   $       444   $       231   $       239
  Ratios to average net assets5:
  Ratio of expenses to average net assets                    2.18%         2.37%         2.38%         2.28%         2.46%
  Ratio of net investment income (loss) to
   average net assets                                       (1.52)%       (1.82)%       (1.83)%       (1.78)%       (1.70)%
  Portfolio turnover rate6                                     54%          169%          244%          437%          360%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses5,7                 2.32%         2.41%         2.45%         2.32%        12.82%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3 The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 67

EQUITY INDEX FUND
CLASS A SHARES-COMMENCED ON JANUARY 25, 1984
For a share outstanding throughout each period

                                                        JULY 31,     SEPT. 30,   SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                                    20051        2004         2003          2002         2001         2000
NET ASSET VALUE, BEGINNING OF PERIOD                   $    48.51   $    44.55   $    38.09   $    54.20   $    84.54   $    78.14
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                0.63         0.52         0.47         0.41         0.43         0.33
 Net realized and unrealized gain (loss) on investments      4.97         5.25         8.23        (9.85)      (21.00)        9.36
                                                       ----------   ----------   ----------   ----------   ----------   ----------
 Total from investment operations                            5.60         5.77         8.70        (9.44)      (20.57)        9.69
                                                       ----------   ----------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income                   (0.67)       (0.50)       (0.51)       (0.43)       (0.35)       (0.10)
 Distributions from net realized gain                       (1.89)       (1.31)       (1.73)       (6.24)       (9.42)       (3.19)
 Total distributions                                        (2.56)       (1.81)       (2.24)       (6.67)       (9.77)       (3.29)
                                                       ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                         $    51.55   $    48.51   $    44.55   $    38.09   $    54.20   $    84.54
                                                       ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN2                                               11.76%       13.13%       23.59%      (20.99)%     (27.03)%      12.43%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                      $  354,615   $  341,142   $  312,974   $  271,640   $  382,462   $  596,083
 Ratios to average net assets3:
 Ratio of expenses to average net assets                     0.64%        0.65%        0.67%        0.67%        0.67%        0.71%
 Ratio of net investment income (loss) to
  average net assets                                         1.53%        1.09%        1.14%        0.86%        0.67%        0.54%
 Portfolio turnover rate4                                       3%           2%           2%           4%           4%           8%
 Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses3,5                  0.76%        0.82%        1.03%        0.99%        0.88%        0.85%

1    In 2005, the Fund changed its fiscal year end from September 30 to July 31.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 68 FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND
CLASS B SHARES-COMMENCED ON FEBRUARY 17, 1998
For a share outstanding throughout each period

                                                  JULY 31,     SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,
FOR THE PERIOD ENDED:                               20051        2004         2003         2002         2001         2000
NET ASSET VALUE, BEGINNING OF PERIOD             $    48.22   $    44.32   $    37.80   $    53.78   $    84.06   $    78.19
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                          0.25         0.12         0.16         0.06        (0.02)       (0.16)
 Net realized and unrealized gain (loss) on
  investments                                          5.02         5.27         8.20        (9.84)      (20.91)        9.22
                                                 ----------   ----------   ----------   ----------   ----------   ----------
 Total from investment operations                      5.27         5.39         8.36        (9.78)      (20.93)        9.06
                                                 ----------   ----------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS:
 Distributions from net investment income             (0.23)       (0.18)       (0.12)       (0.02)        0.00         0.00
 Distributions from net realized gain                 (1.88)       (1.31)       (1.72)       (6.18)       (9.35)       (3.19)
 Total distributions                                  (2.11)       (1.49)       (1.84)       (6.20)       (9.35)       (3.19)
                                                 ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                   $    51.38   $    48.22   $    44.32   $    37.80   $    53.78   $    84.06
                                                 ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN2                                         11.08%       12.26%       22.71%      (21.60)%     (27.57)%      11.58%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                $   40,760   $   51,644   $   57,505   $   50,635   $   71,450   $   96,378
 Ratios to average net assets3:
 Ratio of expenses to average net assets               1.39%        1.40%        1.41%        1.41%        1.41%        1.46%
 Ratio of net investment income (loss) to
  average net assets                                   0.81%        0.34%        0.40%        0.11%       (0.07)%      (0.21)%
 Portfolio turnover rate4                                 3%           2%           2%           4%           4%           8%
 Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses3,5            1.51%        1.57%        1.88%        1.97%        1.63%        1.72%

                                                         FINANCIAL HIGHLIGHTS 69

GROWTH FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period

                                                       JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                                  20051          2004         2003          20022
 NET ASSET VALUE, BEGINNING OF PERIOD                $     19.00   $     17.03   $     13.21   $     13.44
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           (0.14)3       (0.30)3       (0.32)3       0.003,4
  Net realized and unrealized gain on investments           0.71          2.27          4.14         (0.23)
                                                     -----------   -----------   -----------   -----------
  Total from investment operations                          0.57          1.97          3.82         (0.23)
                                                     -----------   -----------   -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  0.00          0.00          0.00          0.00
  Distributions from net realized gain                      0.00          0.00          0.00          0.00
  Total distributions                                       0.00          0.00          0.00          0.00
                                                     -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF PERIOD                      $     19.57   $     19.00   $     17.03   $     13.21
                                                     ===========   ===========   ===========   ===========
 TOTAL RETURN5                                              3.00%        11.57%        28.92%        (1.71)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $       146   $       314   $       512   $        98
  Ratios to average net assets6:
  Ratio of expenses to average net assets                   1.79%         2.42%         2.47%         2.33%
  Ratio of net investment income (loss) to
   average net assets                                      (1.36)%       (1.74)%       (2.02)%        0.00%
  Portfolio turnover rate7                                    76%           92%          139%          249%
  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses6,8                   1.94%         3.35%         4.31%         2.34%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from December 26, 2002 (commencement of Class) to December 31, 2002.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

70 FINANCIAL HIGHLIGHTS

LARGE COMPANY CORE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 3, 1997
For a share outstanding throughout each period

                                            JULY 31,      DEC. 31,    DEC. 31,     DEC. 31,     SEPT. 30,    SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                        20051         2004         2003         20022        2002          2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD      $    10.97   $    10.81   $     8.81   $     8.24   $     9.65   $    14.67   $    11.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.01        (0.01)   (0.00)4,5        0.015         0.07         0.12         0.14
  Net realized and unrealized gain
   (loss) on investments                        (0.21)        1.12         2.02         0.57        (1.10)       (3.79)        3.26
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations              (0.20)        1.11         2.02         0.58        (1.03)       (3.67)        3.40
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income    (0.00)4         0.00        (0.01)       (0.01)       (0.05)       (0.12)       (0.14)
  Distributions from net realized gain          (1.47)       (0.95)       (0.01)        0.00        (0.33)       (1.23)       (0.31)
  Total distributions                           (1.47)       (0.95)       (0.02)       (0.01)       (0.38)       (1.35)       (0.45)
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD            $     9.30   $    10.97   $    10.81   $     8.81   $     8.24   $     9.65   $    14.67
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN6                                  (1.56)%      10.69%       22.93%        6.99%      (11.47)%     (26.39)%      29.48%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $   40,167   $   55,121   $   67,463   $    8,597   $    6,155   $    4,091   $    4,826
  Ratios to average net assets7:
  Ratio of expenses to average net assets        1.37         1.45%        1.45%        1.50%        1.50%        1.50%        1.50%
  Ratio of net investment income (loss) to
   average net assets                            0.23%       (0.07)%      (0.04)%       0.01%        0.82%        1.00%        1.10%
  Portfolio turnover rate8                         75%         190%         148%          36%         190%         222%         143%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses7,9                                   1.62%        1.61%        1.69         3.05%        3.74%        4.72%        3.90%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2002, the Fund changed its fiscal year-end from September 30 to December
     31.
3 For the period from September 30, 2002 (commencement of Class) to December 31, 2002.
4    Amount calculated is less than $0.005.
5    Calculated based upon average shares outstanding.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 71

8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

72 FINANCIAL HIGHLIGHTS

LARGE COMPANY CORE FUND
CLASS B SHARES-COMMENCED ON SEPTEMBER 30, 2002
For a share outstanding throughout each period

                                               JULY 31,      DEC. 31,    DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                          20051         2004         2003         20023
 NET ASSET VALUE, BEGINNING OF PERIOD         $    10.73   $    10.69   $     8.79   $     8.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.03)       (0.09)     (0.10)5      (0.02)5
  Net realized and unrealized gain (loss)
   on investments                                  (0.21)        1.08         2.01         0.60
                                              ----------   ----------   ----------   ----------
  Total from investment operations                 (0.24)        0.99         1.91         0.58
                                              ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income          0.00         0.00      (0.00)4         0.00
  Distributions from net realized gain             (1.47)       (0.95)       (0.01)        0.00
  Total distributions                              (1.47)       (0.95)       (0.01)        0.00
                                              ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD               $     9.02   $    10.73   $    10.69   $     8.79
                                              ==========   ==========   ==========   ==========
 TOTAL RETURN6                                     (2.00)%       9.67%       21.74%        7.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $    8,169   $    9,103   $    7,559   $      490
  Ratios to average net assets7:
  Ratio of expenses to average net assets           2.22%        2.40%        2.40%        2.50%
  Ratio of net investment income (loss) to
   average net assets                              (0.61)%      (0.94)%      (0.99)%      (0.20)%
  Portfolio turnover rate8                            75%         190%         148%          36%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses7,9                                      2.38%        2.40%        2.47%        4.23%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2002, the Fund changed its fiscal year-end from September 30 to December
     31.
3 For the period from September 30, 2002 (commencement of Class) to December 31, 2002.
4    Amount calculated is less than $0.005.
5    Calculated based upon average shares outstanding.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 73

LARGE COMPANY CORE FUND
CLASS C SHARES-COMMENCED ON SEPTEMBER 30, 2002
For a share outstanding throughout each period

                                                       JULY 31,    DEC. 31,      DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                                 20051         2004         2003        20022
 NET ASSET VALUE, BEGINNING OF PERIOD                $    10.72   $    10.69   $     8.79   $     8.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            (0.07)       (0.11)     (0.10)3      (0.02)3
  Net realized and unrealized gain on investments         (0.17)        1.09         2.01         0.60
                                                     ----------   ----------   ----------   ----------
  Total from investment operations                        (0.24)        0.98         1.91         0.58
                                                     ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 0.00         0.00         0.00      (0.00)4
  Distributions from net realized gain                    (1.47)       (0.95)       (0.01)        0.00
  Total distributions                                     (1.47)       (0.95)       (0.01)     (0.00)4
                                                     ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                      $     9.01   $    10.72   $    10.69   $     8.79
                                                     ==========   ==========   ==========   ==========
 TOTAL RETURN5                                            (2.01)%       9.57%       21.73%        7.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $    5,204   $    7,457   $    6,312   $      484
  Ratios to average net assets6:
  Ratio of expenses to average net assets                  2.24%        2.41%        2.41%        2.50%
  Ratio of net investment income (loss) to
   average net assets                                     (0.65)%      (1.01)%      (1.02)%      (0.20)%
  Portfolio turnover rate7                                   75%         190%         148%          36%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses6,8         2.38%        2.52%        2.53%        4.20%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from September 30, 2002 (commencement of Class) to December 31, 2002.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

74 FINANCIAL HIGHLIGHTS

U.S. VALUE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                                    JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                               20051         2004          2003        2002         2001       20002,9
 NET ASSET VALUE, BEGINNING OF PERIOD              $    18.55   $    17.65   $    13.66   $    17.83   $    20.65   $    19.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.073         0.20         0.14        0.123         0.05        0.004
  Net realized and unrealized gain (loss)
   on investments                                        0.36         2.22         4.00        (2.77)       (2.56)        0.68
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.43         2.42         4.14        (2.65)       (2.51)        0.68
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.05)       (0.18)       (0.15)       (0.16)       (0.06)       (0.02)
  Distributions from net realized gain                  (0.29)       (1.34)        0.00        (1.36)       (0.25)        0.00
  Total distributions                                   (0.34)       (1.52)       (0.15)       (1.52)       (0.31)       (0.02)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $    18.64   $    18.55   $    17.65   $    13.66   $    17.83   $    20.65
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                           2.38%       14.08%       30.48%      (16.34)%     (12.17)%       3.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $    5,250   $    5,264   $    4,752   $    2,524   $    2,622   $      167
  Ratios to average net assets6:
  Ratio of expenses to average net assets                1.30%        1.35%        1.38%        1.28%        1.83%        1.34%
  Ratio of net investment income (loss) to
   average net assets                                    0.67%        1.14%        0.99%        0.93%        0.07%        0.12%
  Portfolio turnover rate7                                 14%          47%          53%          90%         116%          14%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8             1.39%        1.41%        1.40%        1.30%        1.83%        1.34%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from November 30, 2000 (commencement of Class) to December 31, 2000.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
9 Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.

                                                         FINANCIAL HIGHLIGHTS 75

U.S. VALUE FUND
CLASS B SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                                    JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                                20051        2004         2003         2002         2001       20002,9
 NET ASSET VALUE, BEGINNING OF PERIOD              $    18.52   $    17.64   $    13.67   $    17.81   $    20.66   $    19.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        (0.01)3         0.07         0.03        0.023      (0.00)4        (0.01)
  Net realized and unrealized gain (loss)
   on investments                                        0.36         2.21         3.98        (2.78)       (2.60)        0.69
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.35         2.28         4.01        (2.76)       (2.60)        0.68
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income              (0.01)       (0.06)       (0.04)       (0.02)        0.00        (0.01)
  Distributions from net realized gain                  (0.29)       (1.34)        0.00        (1.36)       (0.25)        0.00
  Total distributions                                   (0.30)       (1.40)       (0.04)       (1.38)       (0.25)       (0.01)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $    18.57   $    18.52   $    17.64   $    13.67   $    17.81   $    20.66
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                           1.95%       13.20%       29.37%      (17.01)%     (12.60)%       3.43%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $    6,368   $    6,369   $    4,958   $    3,124   $    2,496   $      131
  Ratios to average net assets6:
  Ratio of expenses to average net assets                2.08%        2.10%        2.15%        2.13%        2.25%        2.00%
  Ratio of net investment income (loss) to
   average net assets                                   (0.10)%       0.39%        0.21%        0.11%       (0.36)%      (0.49)%
  Portfolio turnover rate7                                 14%          47%          53%          90%         116%          14%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8             2.16%        2.15%        2.17%        2.15%        2.88%        2.00%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from November 30, 2000 (commencement of Class) to December 31, 2000.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
9 Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.

76 FINANCIAL HIGHLIGHTS

U.S. VALUE FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period

                                                    JULY 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                               20051         2004         2003         2002         2001        20002,9
 NET ASSET VALUE, BEGINNING OF PERIOD              $    18.44   $    17.56   $    13.61   $    17.82   $    20.66   $    19.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        (0.01)3         0.06         0.03        0.023      (0.00)4        (0.01)
  Net realized and unrealized gain on investments        0.36         2.20         3.97        (2.78)       (2.59)        0.69
                                                   ----------   ----------   ----------   ----------   ----------   ----------
  Total from investment operations                       0.35         2.26         4.00        (2.76)       (2.59)        0.68
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income            (0.00)4        (0.04)       (0.05)       (0.09)        0.00        (0.01)
  Distributions from net realized gain                  (0.29)       (1.34)        0.00        (1.36)       (0.25)        0.00
  Total distributions                                   (0.29)       (1.38)       (0.05)       (1.45)       (0.25)       (0.01)
                                                   ----------   ----------   ----------   ----------   ----------   ----------
 NET ASSET VALUE, END OF PERIOD                    $    18.50   $    18.44   $    17.56   $    13.61   $    17.82   $    20.66
                                                   ==========   ==========   ==========   ==========   ==========   ==========
 TOTAL RETURN5                                           1.95%       13.15%       29.42%      (17.05)%     (12.55)%       3.42%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $    3,165   $    4,294   $    4,230   $    1,426   $      612   $      103
  Ratios to average net assets6:
  Ratio of expenses to average net assets                2.10%        2.17%        2.20%        2.15%        2.16%        2.00%
  Ratio of net investment income (loss) to
   average net assets                                   (0.12)%       0.31%        0.18%        0.15%       (0.29)%      (0.47)%
  Portfolio turnover rate7                                 14%          47%          53%          90%         116%          14%
  Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses6,8             2.18%        2.23%        2.24%        2.16%        2.37%        2.00%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from November 30, 2000 (commencement of Class) to December 31, 2000.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
9 Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.

                                                         FINANCIAL HIGHLIGHTS 77

VALUE FUND
CLASS A SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                                   JULY 31,       OCT. 31,
 FOR THE PERIOD ENDED:                                               20051         20048
 NET ASSET VALUE, BEGINNING OF PERIOD                             $     17.73   $     17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.09          0.01
  Net realized and unrealized gain (loss) on investments                1.492          0.66
                                                                  -----------   -----------
  Total from investment operations                                       1.58          0.67
                                                                  -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                              (0.08)         0.00
  Distributions from net                                                (0.33)         0.00
  realized gain
  Total from distributions                                              (0.41)         0.00
                                                                  -----------   -----------
 NET ASSET VALUE, END OF PERIOD                                   $     18.90   $     17.73
                                                                  ===========   ===========

 TOTAL RETURN4                                                           9.00%         3.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $     4,057   $     1,438
  Ratios to average net assets5:
  Ratio of expenses to average net assets                                1.20%         1.20%
  Ratio of net investment income (loss) to average net assets            0.66%         0.34%
  Portfolio turnover rate6                                                 32%           25%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses5,7                       1.65%         2.03%

1    In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2    Includes redemption fee of $0.02.
3    Includes redemption fee of $0.01.
4 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8    For the period from July 26, 2004 (commencement of Class) to October 31,
     2004.

78 FINANCIAL HIGHLIGHTS

VALUE FUND
CLASS B SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                             JULY 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                        20051          20048
 NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.65   $     17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.01         (0.01)
  Net realized and unrealized gain (loss) on investments         1.453          0.60
                                                           -----------   -----------
  Total from investment operations                                1.46          0.59
                                                           -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                       (0.05)         0.00
  Distributions from net                                         (0.33)         0.00
  realized gain
  Total from distributions                                       (0.38)         0.00
                                                           -----------   -----------
 NET ASSET VALUE, END OF PERIOD                            $     18.73   $     17.65
                                                           ===========   ===========
 TOTAL RETURN4                                                    8.37%         3.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $     1,306   $       395
  Ratios to average net assets5:
  Ratio of expenses to average net assets                         1.95%         1.95%
  Ratio of net investment income (loss) to
   average net assets                                            (0.10)%       (0.49)%
  Portfolio turnover rate6                                          32%           25%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed  expenses5,7               2.40%         2.78%

1    In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2    Includes redemption fee of $0.02.
3    Includes redemption fee of $0.01.
4 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8    For the period from July 26, 2004 (commencement of Class) to October 31,
     2004.

FINANCIAL HIGHLIGHTS 79

VALUE FUND
CLASS C SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                                             JULY 31,      OCT. 31,
 FOR THE PERIOD ENDED:                                        20051         20048
 NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.66   $     17.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.02          0.00
  Net realized and unrealized gain (loss) on investments         1.453          0.60
                                                           -----------   -----------
  Total from investment operations                                1.47          0.60
                                                           -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                       (0.05)         0.00
  Distributions from net realized gain                           (0.33)         0.00
  Total from distributions                                       (0.38)         0.00
                                                           -----------   -----------
 NET ASSET VALUE, END OF PERIOD                            $     18.75   $     17.66
                                                           ===========   ===========
 TOTAL RETURN4                                                    8.41%         3.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $       691   $       174
  Ratios to average net assets5:
  Ratio of expenses to average net assets                         1.95%         1.95%
  Ratio of net investment income (loss) to
   average net assets                                            (0.13)%       (0.33)%
  Portfolio turnover rate6                                          32%           25%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses5,7                2.39%         2.86%

1    In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2    Includes redemption fee of $0.02.
3    Includes redemption fee of $0.01.
4 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
8    For the period from July 26, 2004 (commencement of Class) to October 31,
     2004.

80 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS/SM/ -  LARGE CAP STOCK FUNDS

Capital Growth Fund

Endeavor Select Fund

Growth Fund

Growth and Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                           3
Capital Growth Fund                            4
Endeavor Select Fund                           8
Growth Fund                                   12
Growth and Income Fund                        16
Description of Principal Investment Risks     20

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                 22
The Investment Adviser                        22
The Sub-Advisers and Portfolio Managers       22
Dormant Multi-Manager Arrangement             23

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Pricing Fund Shares                           25
How to Buy Shares                             27
How to Sell Shares                            29
How to Exchange Shares                        31
Account Policies                              33

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                 35
Taxes                                         36
Financial Highlights                          37
For More Information Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/ is referred to as the Endeavor Select Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
MICHAEL HARRIS, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
INSTITUTIONAL CLASS
Ticker: WWCIX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund.

[GRAPHIC APPEARS HERE]

                  Calendar Year Total Returns for the Institutional Class/1/
                                    as of 12/31 each year
 1998        1999       2000         2001         2002       2003        2004       2005
14.83%      52.14%      3.35%       -8.97%      -18.09%     25.41%      17.51%      9.44%

             BEST AND WORST QUARTER
Best Quarter:       Q4    1999    29.98%
Worst Quarter:      Q2    2002   -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR         5 YEAR        LIFE OF FUND1
INSTITUTIONAL CLASS1
 Returns Before Taxes                                                   9.44%          3.76%            10.11%
 Returns After Taxes on Distributions2                                  8.68%          3.25%             8.89%
 Returns After Taxes on Distributions and Sale of Fund Shares2          6.46%          2.92%             8.15%
RUSSELL 1000 (Reg. TM) GROWTH INDEX3                                    5.26%         -3.58%             2.52%
 (reflects no deduction for expenses or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance for the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund and includes expenses that are not applicable to and are higher than those of the Institutional Class shares and prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund, the predecessor funds. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russel 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)                                                ALL FUNDS
Maximum sales charge (load) imposed on purchases (AS A PERCENTAGE OF THE OFFERING PRICE)    None
Maximum deferred sales charge (load) (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)   None

          ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)
Management Fees1                                                    0.75%
Distribution (12b-1) Fees                                           0.00%
Other Expenses2                                                     x.xx%
TOTAL ANNUAL FUND OPERATING EXPENSES                                X.XX%
Fee Waivers                                                         x.xx%
NET EXPENSES3                                                       0.80%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $    xxx
 3 Years       $    xxx
 5 Years       $    xxx
10 Years       $    xxx

                                                           CAPITAL GROWTH FUND 7

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/29/2000
INSTITUTIONAL CLASS
Ticker: WFCIX

INVESTMENT OBJECTIVE
The Endeavor Select Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o   at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of approximately 30 to 40 companies that we believe offer the potential for capital growth. We may also invest in foreign securities through ADRs and similar investments. We select equity securities of companies of any size. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Non-Diversification Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk
     o    Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          ENDEAVOR SELECT FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Select Fund was organized as the successor fund to the Strong Advisor Select Fund.

[GRAPHIC APPEARS HERE]

 Calendar Year Total Returns for the Institutional Class/1/
                    as of 12/31 each year
  2001         2002        2003        2004        2005
-20.10%       23.52%      37.05%      16.80%      10.21%

             BEST AND WORST QUARTER
Best Quarter:       Q4    2001       13.49%
Worst Quarter:      Q3    2001       -21.52%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR       5 YEARS       LIFE OF FUND1
INSTITUTIONAL CLASS1
   Returns Before Taxes                                                 3.86%         0.32%            0.32%
   Returns After Taxes on Distributions2                                3.34%         0.02%            0.02%
   Returns After Taxes on  Distributions and Sale of Fund Shares2       3.10%         0.23%            0.23%
RUSSELL 1000 GROWTH INDEX3                                              5.26%        -3.58%           -3.58%
   (reflects nodeduction for expenses or taxes)

1 Institutional Class shares incepted on April 11, 2005. Performance for the Institutional Class shares of the Fund reflects the performance of the Class A shares of the Strong Advisor Select Fund, its predecessor fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 10 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)            ALL FUNDS
Maximum sales charge (load) imposed on purchases        None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                    None
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees1                                        0.75%
Distribution (12b-1) Fees                               0.00%
Other Expenses2                                         x.xx%
TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
Fee Waivers                                             x.xx%
NET EXPENSES3                                           0.80%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $    xxx
 3 Years       $    xxx
 5 Years       $    xxx
10 Years       $    xxx

                                                         ENDEAVOR SELECT FUND 11

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
INSTITUTIONAL CLASS
Ticker: SGRNX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o   at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk
     o    Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Institutional Class/1/
                                                  as of 12/31 each year
 1996        1997        1998        1999          2000         2001         2002       2003        2004       2005
19.52%      19.05%      26.98%      75.06% /2/    -8.89%      -33.84%      -24.73%     30.93%      13.26%      9.60%

             BEST AND WORST QUARTER
Best Quarter:       Q4    1999        54.93%
Worst Quarter:      Q1    2001       -27.35%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                                                          1 YEAR         5 YEARS      10 YEARS
INSTITUTIONAL CLASS1
   Returns Before Taxes                                                 9.60%          -4.14%         8.84%
   Returns AfterTaxes on Distributions3                                 9.60%          -4.16%         7.08%
   Returns After Taxes on Distributions and Sale of Fund Shares3        6.24%          -3.48%         6.85%
RUSSELL 3000 GROWTH INDEX4                                              5.17%          -3.15%         6.47%
 (reflects no deduction for expenses or taxes)

1 Institutional Class shares incepted on February 24, 2000. Performance for the Institutional Class shares of the Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth Fund, its predecessor fund, and prior to February 24, 2000, reflects performance of the Investor Class shares of the Strong Growth Fund.
2 The Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg.
     TM) Growth Index.

 14 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)            ALL FUNDS
Maximum sales charge (load) imposed on purchases        None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                    None
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees1                                        0.75%
Distribution (12b-1) Fees                               0.00%
Other Expenses2                                         x.xx%
TOTAL ANNUAL FUND                                       X.XX%
OPERATING EXPENSES
Fee Waivers                                             x.xx%
NET EXPENSES3                                           0.80%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $           xxx
 3 Years       $           xxx
 5 Years       $           xxx
10 Years       $           xxx

                                                                  GROWTH FUND 15

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
INSTITUTIONAL CLASS
Ticker: SGNIX

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments.Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       GROWTH AND INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth and Income Fund was organized as the successor fund to the Strong Growth and Income Fund and the Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Institutional Class/1/
                                                 as of 12/31 each year
 1996        1997        1998        1999         2000         2001         2002       2003       2004         2005
31.91%      30.38%      32.95%      32.23%       -9.94%      -19.52%      -21.22%     25.26%      9.59%       -1.16%

             BEST AND WORST QUARTER
Best Quarter:       Q4    1998       23.35%
Worst Quarter:      Q1    2001       -17.67%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        10 YEARS

INSTITUTIONAL CLASS1
 Returns Before Taxes                                           -1.16%          -2.97%         8.89%
 Returns After Taxes on Distributions2                          -1.54%          -3.24%         8.47%
 Returns After Taxes on Distributions and Sale of Fund Shares2  -0.76%          -2.65%         7.64%
S&P 500 INDEX3                                                   4.91%           0.55%         9.06%
 (reflects no deduction for expenses or taxes)


1 Institutional Class shares incepted on February 29, 2000. Performance for the Institutional Class shares of the Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth and Income Fund, its predecessor fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

 18 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)                         ALL FUNDS
Maximum sales charge (load) imposed on purchases                      None
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                                  None
 (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees1                                                      0.75%
Distribution (12b-1) Fees                                             0.00%
Other Expenses2                                                       x.xx%
TOTAL ANNUAL FUND                                                     X.XX%
OPERATING EXPENSES
Fee Waivers                                                           x.xx%
NET EXPENSES3                                                         0.80%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $           xxx
 3 Years       $           xxx
 5 Years       $           xxx
10 Years       $           xxx

                                                       GROWTH AND INCOME FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK      Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                         The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK  Investments in foreign securities are subject to more risks than U.S. domestic investments.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK              The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
NON-DIVERSIFICATION RISK  Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                          "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                          of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK      Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY INVESTMENT  Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


WELLS CAPITAL                 (Wells Capital Management), an affiliate of Funds Management, located at 525
MANAGEMENT INCORPORATED       Market Street, San Francisco, CA 94105, is the sub-adviser for Capital Growth
                              Fund, Endeavor Select Fund and Growth Fund and thereby is responsible for the day-to-day investment management activities of the Funds. Wells Capital
                              Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL HARRIS, CFA           Mr. Harris joined Wells Capital Management in 2005. In addition to serving as portfolio
Capital Growth Fund           manager for the Funds, he currently serves as a portfolio manager for the Fundamental
Endeavor Select Fund          Large and Large Select Growth portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital
                              Management, Mr. Harris was with SCM since 2000. Before joining SCM, Mr. Harris was responsible for assisting in the research and portfolio management for Conseco
                              Capital Management equity portfolios. Mr. Harris earned his B.S. degree in Business
                              Administration with a major in Finance from Southeast Missouri State University and his M.B.A. degree in Finance from Indiana University.
BRANDON M. NELSON, CFA        Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM
Growth Fund                   since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor's degree in Business Administration and a M.S. degree in Finance from the University of
                              Wisconsin, Madison, and was selected to participate in the Applied Security Analysis
                              Program.

 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THOMAS C. OGNAR, CFA          Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund                   Management, Mr. Ognar was a portfolio manager with SCM since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined SCM in
                              January 1998, where he was a senior equity research analyst from October 1998 to
                              2002. Prior to joining SCM, he was a research analyst at M&I Investment Management
                              Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in Finance from Miami University and his M.S. degree in Finance from the University of
                              Wisconsin, Madison.
BRUCE C. OLSON, CFA           Mr. Olson joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund                   Management, he was a portfolio manager with SCM and managed separate and institutional accounts since January 1998. Mr. Olson joined SCM in 1994 as director of institutional communications and became an equity research analyst in June 1995.
                              Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. from 1989 to
                              1993. Prior to joining Olson Brothers Inc., he was with The Travelers Corporation,
                              American National Bank and Trust Co. of Chicago, and Minton Investment Corporation.
                              Mr. Olson earned a B.A. degree in Finance and History from Gustavus Adolphus College.
THOMAS J. PENCE, CFA          Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital
Capital Growth Fund           Management, he was a portfolio manager at SCM since October 2000. Prior to joining
Endeavor Select Fund          SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of
                              Conseco Capital Management, Inc. (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the
                              Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in
                              Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

MATRIX ASSET ADVISORS, INC.   (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to the
                              Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ                 Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Growth and Income Fund        Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                              Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                              President and Chief Investment Officer and was Head of the Investment Policy
                              Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                              He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                              M.B.A. degree, with a concentration in Finance, from New York University Graduate
                              School of Business.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 23

Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 25

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 26 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include :

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

o Register investment adviser mutual fund wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

o  Internal Revenue Code Section 529 plans;

o Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder Portfolios/SM/ and Wells Fargo Advantage Life Stage Portfolios/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

INSTITUTIONS PURCHASING                 OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
--------------------------------------  -------------------------------------------  --------------------------------------
SHARES DIRECTLY
--------------------------------------
Through Your Investment Representative  Contact your investment representative       Contact your investment representative
--------------------------------------  -------------------------------------------  --------------------------------------
By Telephone or Internet                A new account may not be opened by           To buy additional shares or to buy
---------------------------             telephone or internet unless the financial   shares in a new Fund:
                                        intermediary has another Wells Fargo         o Call Investor Services at 1-800-
                                        Advantage Fund account. If the institution   222-8222 or
                                        does not currently have an account, contact  o Call 1-800-368-7550 for the
                                        your investment representative.              automated phone system or
                                        -------------------------------------------
                                                                                     o visit our Web site at
                                                                                     www.wellsfargo.com/
                                                                                     advantagefunds
------------------------------------

                                                            HOW TO BUY SHARES 27

INSTITUTIONS PURCHASING                 OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------------------  ----------------------------------------------  --------------------------------------
SHARES DIRECTLY
--------------------------------------
By Wire                                                                                 To buy additional shares, instruct
------------                                                                            your bank or financial institution to
                                        o Complete and sign the Institutional           use the same wire instructions
                                           account application                          shown to the left.
                                        o Call Investor services at 1-800-222-8222 for
                                          faxing instructions                           --------------------------------------
                                        o Usethe following wiring instructions:
                                          State Street Bank & Trust
                                          Boston, MA
                                          Bank Routing Number: ABA 011000028
                                          Wire Purchase Account: 9905-437-1
                                          Attention: WELLS FARGO ADVANTAGE FUNDS
                                          (Name of Fund, Account Number)
                                          Account Name: Provide your name as
                                          registered on the Fund account
                                        -------------------------------------------
In Person                               Investors are welcome to vist the Funds'        See instructions shown to the left.
                                        Investor Center in person to ask questions or
                                        conduct any Fund transaction. The Investor
                                        Center is located at 100 Heritage Reserve,
                                        Menomonee Falls, Wisconsin 53051 .
..
--------------------------------------  ----------------------------------------------  --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o DIVIDEND EARNINGS. You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

 28 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
-----------------------------  ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
-----------------------------  ---------------------------------------------------------------------
 Representative
-----------------------------
By Telephone /                 o To speak with an investor services representative 1-800-222-
Electronic Funds Transfer        8222 or use the automated phone system 1-800-368-7550 .
-----------------------------
                               o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other Wells Fargo Advantage Funds.
                               o Transfers made to a Wells Fargo Bank Account are made
                                 available sooner than transfers to an unaffiliated institution.
                               o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                               NOTE: Telephone transactions such as redemption requests
                               made over the phone generally require only one of the
                               account owners to call unless you have instructed us
                               otherwise.
                               ---------------------------------------------------------------------
By Wire                        o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                               o Be prepared to provide information of the commercial bank that is a member of the Federal Reserve wire system.
                               o Redemption proceeds are usually wired to the redeeming
                               financial intermediary the following business day.
                               ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------------------  ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                               Center is located at 100 Heritage Reserve, Menomonee Falls,
                               Wisconsin 53051.

----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o DIVIDEND EARNINGS. Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

     o REDEMPTION FEES. Your redemptions are net of any applicable redemption fee.

   o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

                                                           HOW TO SELL SHARES 29

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 30 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such

                                                       HOW TO EXCHANGE SHARES 31
financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 32 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

                                                             ACCOUNT POLICIES 33

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 34 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Growth and Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Growth and Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 35

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 36 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 37

CAPITAL GROWTH FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                                                            JULY 31,
 FOR THE PERIOD ENDED:                                                                       20051
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 15.21
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                                 (0.00)2,3
 Net realized and unrealized gain (loss) on investments                                        1.50
                                                                                            -------
 Total from investment operations                                                              1.50
                                                                                            -------
LESS DISTRIBUTIONS:
 Distributions from net investment income                                                      0.00
 Distributions from net realized gain                                                          0.00
 Total distributions                                                                           0.00
                                                                                            -------
NET ASSET VALUE, END OF PERIOD                                                              $ 16.71
                                                                                            =======
TOTAL RETURN4                                                                                  9.86%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                                                           $44,171
 Ratios to average net assets5:
 Ratio of expenses to average net assets                                                       0.80%
 Ratio of net investment income (loss) to average net assets                                  (0.10)%
 Portfolio turnover rate6                                                                        57%
 Ratio of expenses to average net assets prior to waived fees and reimbursed expenses5,7       0.98%

1 For the period from April 11, 2005 (commencement of Class) through July 31, 2005.
2    Amount calculated is less than $0.005.
3    Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 38 FINANCIAL HIGHLIGHTS

ENDEAVOR SELECT FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                                                                              JULY 31,
 FOR THE PERIOD ENDED:                                                                         20051
 NET ASSET VALUE, BEGINNING OF PERIOD                                                         $ 8.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                                 (0.01)2
  Net realized and unrealized gain (loss) on investments                                        0.88
                                                                                              ------
  Total from investment operations                                                              0.87
                                                                                              ------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                                      0.00
  Distributions from net realized gain                                                          0.00
  Total distributions                                                                           0.00
                                                                                              ------
 NET ASSET VALUE, END OF PERIOD                                                               $ 9.47
                                                                                              ======
 TOTAL RETURN3                                                                                 10.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                                            $  161
  Ratios to average net assets4:
  Ratio of expenses to average net assets                                                       0.80%
  Ratio of net investment income (loss) to average net assets                                  (0.20)%
  Portfolio turnover rate5                                                                        54%
  Ratio of expenses to average net assets prior to waived fees and reimbursed expenses4,6       1.03%

1 For the period from April 11, 2005 (commencement of Class) through July 31, 2005.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 39

GROWTH FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON FEBRUARY 24, 2000
For a share outstanding throughout each period

                                                                                                  JULY 31,          DEC. 31,
 FOR THE PERIOD ENDED:                                                                             20051              2004
 NET ASSET VALUE, BEGINNING OF PERIOD                                                             $  19.99          $   17.65
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                                       (0.05)2            (0.03)2
  Net realized and unrealized gain (loss) on investments                                              0.74               2.37
                                                                                                  ---------         ---------
  Total from investment operations                                                                    0.69               2.34
                                                                                                  ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                                                            0.00               0.00
  Distributions from net realized gain                                                                0.00               0.00
  Total distributions                                                                                 0.00               0.00
                                                                                                  ---------         ---------
 NET ASSET VALUE, END OF PERIOD                                                                   $  20.68          $   19.99
                                                                                                  =========         =========
 TOTAL RETURN3                                                                                        3.45%             13.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                                                $ 315,764         $ 294,892
                                                                                                  ---------         ---------
  Ratios to average net assets4:
  Ratio of expenses to average net assets                                                              0.92%             0.89%
  Ratio of net investment income (loss) to average net assets                                         (0.47)%           (0.17)%
  Portfolio turnover rate5                                                                               76%               92%
  Ratio of expenses to average net assets prior to waived fees and reimbursed expenses4,6              0.96%             0.93%

                                                                      DEC. 31,          DEC. 31,         DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                                                  2003              2002             2001           20007
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 13.48           $ 17.91           $ 27.17         $ 43.74
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          (0.07)2           (0.08)2           (0.02)          (0.01)
  Net realized and unrealized gain (loss) on investments                 4.24             (4.35)            (9.17)         (11.33)
                                                                    ---------         --------           -------         -------
  Total from investment operations                                       4.17             (4.43)            (9.19)         (11.34)
                                                                    ---------         --------           -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                               0.00              0.00              0.00            0.00
  Distributions from net realized gain                                   0.00              0.00             (0.07)          (5.23)
  Total distributions                                                    0.00              0.00             (0.07)          (5.23)
                                                                    ---------         --------           -------         -------
 NET ASSET VALUE, END OF PERIOD                                     $   17.65           $ 13.48           $ 17.91         $ 27.17
                                                                    =========         ========           =======         =======
 TOTAL RETURN3                                                          30.93%           (24.73)%          (33.84)%        (25.72)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                  $ 311,312         $195,054           $ 72,846         $17,844
  Ratios to average net assets4:
  Ratio of expenses to average net assets                                0.90%             0.92%             0.90%           0.84%
  Ratio of net investment income (loss) to average net assets           (0.45)%           (0.51)%           (0.32)%         (0.09)%
  Portfolio turnover rate5                                                139%              249%           400%            366%
  Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses4,6                                       0.92%             0.92%             0.91%           0.84%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7 For the period from February 24, 2000 (commencement of Class) through December 31, 2000.

 40 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
INSTITUTIONAL CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period

 FOR THE PERIOD                      JULY 31,       DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,       DEC. 31,       OCT. 31,
ENDED:                                20051           2004          2003          2002          2001          20002          20003
 NET ASSET VALUE,
BEGINNING OF PERIOD                  $  21.41       $  19.72      $  15.92      $  20.49      $  25.46       $  28.41      $  29.15
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)          0.124           0.26         0.164          0.15          0.08          (0.00)5        0.01
  Net realized and unrealized gain
   (loss) on investments                (0.50)          1.62          3.83         (4.49)        (5.05)         (2.63)        (0.75)
                                     --------       --------      --------      --------      --------       ----------    --------
  Total from investment operations      (0.38)          1.88          3.99         (4.34)        (4.97)         (2.63)        (0.74)
                                     --------       --------      --------      --------      --------       ----------    --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                               (0.12)         (0.19)        (0.19)        (0.23)         0.00           0.00          0.00
  Distributions from net realized
   gain                                  0.00           0.00          0.00          0.00          0.00          (0.32)         0.00
  Total distributions                   (0.12)         (0.19)        (0.19)        (0.23)         0.00          (0.32)         0.00
                                     --------       --------      --------      --------      --------       ----------    --------
 NET ASSET VALUE, END OF PERIOD      $  20.91       $  21.41      $  19.72      $  15.92      $  20.49       $  25.46      $  28.41
                                     ========       ========      ========      ========      ========       ==========    ========
 TOTAL RETURN6                          (1.76)%         9.59%        25.26%        21.22%        19.52%          9.24%         2.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)   $ 30,157       $ 36,879      $ 83,589      $ 67,014      $ 46,577       $ 31,394      $    772
  Ratios to average net assets7:
  Ratio of expenses to average net
   assets                                0.60%          0.71%         0.68%         0.65%         0.64%          0.61%         0.64%
  Ratio of net investment income
   (loss) to average net assets          1.04%          0.93%         0.95%         0.87%         0.58%          0.14%         0.07%
  Portfolio turnover rate8                 74%           136%          199%          188%          172%            23%          122%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses7, 9               0.77%          0.76%         0.69%         0.66%         0.65%          0.61%         0.64%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3 For the period from February 29, 2000 (commencement of class) to October 31, 2000.
4    Calculated based upon average shares outstanding.
5    Amount calculated is less than $0.005.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 41

8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 42 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS/SM/ -  LARGE CAP STOCK FUNDS

Capital Growth Fund

Dividend Income Fund

Endeavor Select Fund

Growth Fund

Growth and Income Fund

Large Company Core Fund

U.S. Value Fund

Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Capital Growth Fund                                          4
Dividend Income Fund                                         8
Endeavor Select Fund                                        12
Growth Fund                                                 16
Growth and Income Fund                                      20
Large Company Core Fund                                     24
U.S. Value Fund                                             28
Value Fund                                                  31
Description of Principal Investment Risks                   35

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                               38
The Investment Adviser                                      38
The Sub-Advisers and Portfolio Managers                     38
Dormant Multi-Manager Arrangement                           41

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                                         42
How to Buy Shares                                           43
How to Sell Shares                                          46
How to Exchange Shares                                      48
Account Policies                                            50

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                               52
Taxes                                                       53
Financial Highlights                                        54
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND/SM/ is referred to as the Endeavor Select Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve; and

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Large Company Core Fund and U.S. Value Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
MICHAEL HARRIS, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
ADMINISTRATOR CLASS
Ticker: WFCDX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund.

[GRAPHIC APPEARS HERE]

                 Calendar Year Total Returns for the Administrator Class/1/
                                   as of 12/31 each year
 1998        1999       2000        2001         2002        2003        2004       2005
14.83%      52.14%      3.35%       -8.97%      -18.09%     25.79%      18.06%      10.00%

             BEST AND WORST QUARTER
Best Quarter:       Q4    1999       29.98%
Worst Quarter:      Q2    2002      -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEAR        LIFE OF FUND1
 ADMINISTRATOR CLASS1
  Returns Before Taxes                10.00%          4.02%            10.26%
  Returns After Taxes on               9.25%          3.51%             9.04%
  Distributions2
  Returns After Taxes on               6.82%          3.15%             8.28%
Distributions and Sale of
  Fund Shares3
 RUSSELL 1000 (Reg. TM)                5.26%         -3.58%             2.52%
  GROWTH INDEX4
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on June 30, 2003. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Large Company Growth Fund and prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund and prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund, its predecessor funds. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russel 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all dividends and distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $    xxx
   3 Years       $    xxx
   5 Years       $    xxx
  10 Years       $    xxx

                                                           CAPITAL GROWTH FUND 7

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jennifer C. Newell, CFA
Roger D. Newell

FUND INCEPTION:
7/01/1993
ADMINISTRATOR CLASS
Ticker: WWIDX

INVESTMENT OBJECTIVE
The Dividend Income Fund seeks above-average dividend income and long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in dividend-paying equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the dividend-paying common stocks of large, well-established U.S. companies. The companies we invest in typically have a minimum market capitalization of at least $3 billion and have yields above that of the Standard and Poor's Industrials Index at the time of purchase. These companies must also have long-term viability in their industries and demonstrate a willingness and ability to pay dividends. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Our strategy attempts to capitalize on the inefficiency that occurs when investors move between extremes of optimism and pessimism, causing the prices of common stocks to fluctuate widely, even though there has not necessarily been a permanent change in underlying company fundamentals or competitiveness. Implicit in our process is the concept that these extremes are corrected over time by a return to more normal valuation levels. To find these stocks, we use our relative yield strategy approach to identify undervalued or overvalued stocks relative to the market, which we call the Relative Yield Range. Within this Range, we have identified for each stock the Buy and Sell Zones of relative yield that historically have represented low and high levels of valuation. These are the buy and sell zones that provide the discipline for determining when a stock is attractive for purchase and when it is a candidate for sale. We typically buy a stock when its yield relative to the market is historically high and sell a stock when its yield relative to the market is historically low. In addition, we may also reduce or sell a position when there is a significant change in a company's prospects that we believe may impact its ability to pay consistent dividends.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 DIVIDEND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          DIVIDEND INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Dividend Income Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund.

[GRAPHIC APPEARS HERE]

                              Calendar Year Total Returns for the Administrator Class/1/
                                                as of 12/31 each year
1996        1997        1998       1999        2000         2001         2002        2003        2004       2005
8.37%      27.56%      20.35%      0.58%      27.32%       -11.20%      -19.42%     24.99%      14.49%      9.39%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       15.92%
  Worst Quarter:      Q3    2002       -17.43%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS1
    Returns Before Taxes              9.39%         2.29%         9.09%
    Returns After Taxes on            7.32%         1.26%         7.23%
  Distributions2
    Returns After Taxes on            7.85%         1.49%         6.89%
  Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               7.05%         5.27%        10.93%
  VALUE INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on December 31, 2001. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Dividend Income Fund, its predecessor fund, and prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund. Prior to December 8, 2001, performance is based on the Fund's previous investment strategy as a non-diversified utilities fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

 10 DIVIDEND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $     xxx
   3 Years       $     xxx
   5 Years       $     xxx
  10 Years       $     xxx

                                                         DIVIDEND INCOME FUND 11

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/29/2000
ADMINISTRATOR CLASS
Ticker: WECDX

INVESTMENT OBJECTIVE
The Endeavor Select Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the equity securities of approximately 30 to 40 companies that we believe offer the potential for capital growth. We may also invest in foreign securities through ADRs and similar investments. We select equity securities of companies of any size. Because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Non-Diversification Risk
     o Regulatory Risk
     o Sector Emphasis Risk
     o Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         ENDEAVOR SELECT FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Endeavor Select Fund was organized as the successor fund to the Strong Advisor Select Fund.

[GRAPHIC APPEARS HERE]

 Calendar Year Total Returns for the Administrator Class/1/
                    as of 12/31 each year
  2001         2002        2003        2004        2005
-20.10%       -23.52%     37.05%      16.80%      10.21%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001        13.49%
  Worst Quarter:      Q3    2001       -21.52%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       LIFE OF FUND1
 ADMINISTRATOR CLASS1
    Returns Before Taxes              3.86%         0.32%            0.32%
    Returns After Taxes on            3.34%         0.02%            0.02%
  Distributions2
    Returns After Taxes on            3.10%         0.23%            0.23%
  Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               5.26%        -3.58%           -3.58%
  GROWTH INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on April 11, 2005. Performance for the Administrator Class shares of the Fund reflects the performance of the Class A shares of the Strong Advisor Select Fund, its predecessor fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 14 ENDEAVOR SELECT FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $    xxx
   3 Years       $    xxx
   5 Years       $    xxx
  10 Years       $    xxx

                                                         ENDEAVOR SELECT FUND 15

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
ADMINISTRATOR CLASS
Ticker: SGRKX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Sector Emphasis Risk
     o Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Administrator Class/1/
                                                  as of 12/31 each year
 1996        1997        1998       1999          2000         2001         2002        2003        2004       2005
19.52%      19.05%      26.98%      75.06 /2/%    -9.23%      -34.39%      -24.83%     30.78%      13.23%      9.50%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.93%
  Worst Quarter:      Q1    2001       -27.43%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS        10 YEARS
 ADMINISTRATOR CLASS1
    Returns Before Taxes              9.50%          -4.37%         8.67%
    Returns After Taxes on            9.50%          -4.39%         6.91%
  Distributions3
    Returns After Taxes on            6.18%          -3.67%         6.70%
  Distributions and Sale of
  Fund Shares3
 RUSSELL 3000 (Reg. TM)               5.17%          -3.15%         6.47%
  GROWTH INDEX4
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on August 30, 2002. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth Fund, its predecessor fund, and prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund.
2 The Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg.
     TM) Growth Index.

 18 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $    xxx
   3 Years       $    xxx
   5 Years       $    xxx
  10 Years       $    xxx

                                                                  GROWTH FUND 19

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
ADMINISTRATOR CLASS
Ticker: SGIKX

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments.Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       GROWTH AND INCOME FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and Income Fund and the Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Administrator Class/1/
                                                  as of 12/31 each year
 1996        1997        1998        1999         2000         2001         2002        2003       2004        2005
31.91%      30.38%      32.95%      32.23%       -10.25%      -20.06%      -21.47%     24.90%      9.35%       -1.46%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.35%
  Worst Quarter:      Q1    2001       -17.78%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                -1.46%          -3.32%         8.65%
  Returns After Taxes on              -1.73%          -3.53%         8.27%
  Distributions2
  Returns After Taxes on              -0.95%          -2.91%         7.45%
Distributions and Sale of
  Fund Shares2
 S&P 500 (Reg. TM) INDEX3              4.91%           0.55%         9.06%
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on December 31, 2001. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth and Income Fund, its predecessor fund and prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

 22 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $           xxx
   3 Years       $           xxx
   5 Years       $           xxx
  10 Years       $           xxx

                                                       GROWTH AND INCOME FUND 23

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
11/3/1997
ADMINISTRATOR CLASS
Ticker: SLCKX

INVESTMENT OBJECTIVE
The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Active Trading Risk
     o Counter-Party Risk
     o Derivatives Risk
     o Foreign Investment Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      LARGE COMPANY CORE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Core Fund was organized as the successor fund to the Strong Advisor Large Company Core Fund.

[GRAPHIC APPEARS HERE]

                   Calendar Year Total Returns for the Administrator Class/1/
                                      as of 12/31 each year
 1998        1999        2000         2001         2002        2003        2004        2005
11.88%      24.84%       -1.46%      -10.72%      -14.13%     23.66%      11.32%       -1.33%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.95%
  Worst Quarter:      Q2    2002       -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR        5 YEARS       LIFE OF FUND1
 ADMINISTRATOR CLASS1
    Returns Before Taxes              -1.33%         0.81%            4.89%
    Returns After Taxes on            -6.52%        -0.95%            3.22%
  Distributions2
    Returns After Taxes on            -0.44%        -0.17%            3.42%
  Distributions and Sale of
  Fund Shares2
 S&P 500 (Reg. TM) INDEX3              4.91%         0.55%            5.15%
  (reflects no deduction for
  fees, expenses or taxes)

1 Administrator Class shares incepted on September 30, 2002. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and prior to September 30, 2002, reflects the performance of the Class A shares of the predecessor fund, and prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Dividend Fund. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

 26 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $     xxx
   3 Years       $     xxx
   5 Years       $     xxx
  10 Years       $     xxx

                                                      LARGE COMPANY CORE FUND 27

U.S. VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/29/1995
ADMINISTRATOR CLASS
Ticker: SEQKX

INVESTMENT OBJECTIVE
The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. securities of large-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define large-capitalization companies as those with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the upside reward as well as the downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when sentiment is low. We believe buying a stock when the prevailing sentiment is low allows us to limit the potential downside and allows us to participate in the potential upside should the business fundamentals improve. We consider selling a stock when it appreciates to our target price without changes to its fundamentals, when the fundamentals deteriorate, when it is forced out of the portfolio by a better idea, or when sentiment improves significantly.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o  Counter-Party Risk
     o  Derivatives Risk
     o  Issuer Risk
     o  Leverage Risk
     o  Liquidity Risk
     o  Management Risk
     o  Market Risk
     o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 28 U.S. VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the U.S. Value Fund was organized as the successor fund to the Strong Advisor U.S. Value Fund and the Strong Strategic Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                               Calendar Year Total Returns for the Administrator Class/1/
                                                 as of 12/31 each year
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
28.10%      31.31%      22.65%      15.05%       -1.74%      -11.72%      -15.98%     31.03%      14.53%      2.09%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.02%
  Worst Quarter:      Q3    2002       -17.89%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS        10 YEARS
 ADMINISTRATOR CLASS1
  Returns Before Taxes                2.09%         2.59%          10.24%
  Returns After Taxes on             -0.71%         0.92%           8.91%
  Distributions2
  Returns After Taxes on              3.60%         1.36%           8.38%
Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               7.05%         5.27%          10.93%
  VALUE INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on December 31, 2001. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong U.S. Value Fund, its predecessor fund, and prior to December 31, 2001, reflects the performance of the Class Z shares of the Strong U.S. Value Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                              U.S. VALUE FUND 29

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment) Maximum sales charge          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales  charge (load)                                 None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses2                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES3                            1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $     xxx
   3 Years       $     xxx
   5 Years       $     xxx
  10 Years       $     xxx

 30 U.S. VALUE FUND

VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, LP

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
2/12/1997
ADMINISTRATOR CLASS
Ticker: CBTIX

INVESTMENT OBJECTIVE
The Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
We invest principally in companies that we believe are undervalued and possess strong financial positions. The companies we invest in typically have a market capitalization of $3 billion or more. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund but we intend to balance these tax considerations with the pursuit of the Fund's objective. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and sell a portfolio holding when we believe it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                                   VALUE FUND 31

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o Counter-Party Risk
     o Derivatives Risk
     o Issuer Risk
     o Leverage Risk
     o Liquidity Risk
     o Management Risk
     o Market Risk
     o Regulatory Risk
     o Tax Suitability Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 32 VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 26, 2004, certain portfolios of The Advisors' Inner Circle Fund reorganized into the Wells Fargo Funds. As part of this transaction, the Value Fund was organized as the successor fund to the C&B Tax-Managed Value Fund.

[GRAPHIC APPEARS HERE]

                 Calendar Year Total Returns for the Administrator Class/1/
                                   as of 12/31 each year
1998       1999        2000        2001        2002        2003        2004       2005
9.38%      5.55%      21.79%       -0.97%      -7.28%     28.10%      12.03%      0.64%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       19.60%
  Worst Quarter:      Q3    2002      -14.88%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%

AVERAGE ANNUAL TOTAL RETURNS1
as of 12/31/05                      1 YEAR        5 YEARS       LIFE OF FUND1
 ADMINISTRATOR CLASS1
    Returns Before Taxes              0.64%         5.81%            9.49%
    Returns After Taxes on           -0.17%         5.34%            8.80%
  Distributions2
    Returns After Taxes on            0.94%         4.80%            8.04%
  Distributions and Sale of Fund Shares2
 RUSSELL 1000 VALUE INDEX3            7.05%         5.27%            9.09%
  (reflects no deduction for expenses or taxes)

1 Administrator Class shares incepted on July 26, 2004. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund, and prior to April 11, 2005, the Wells Fargo Advantage C&B Tax-Managed Value, Administrator Class, was named the Wells Fargo C&B Tax-Managed Value Fund, Institutional Class. Performance for the Administrator Class shares prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                   VALUE FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases                      None
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                                       1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                         0.75%
  Distribution (12b-1) Fees                0.00%
  Other Expenses3                          x.xx%
  TOTAL ANNUAL FUND                        X.XX%
  OPERATING EXPENSES
  Fee Waivers                              x.xx%
  NET EXPENSES4                            0.95%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 365 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year        $     xxx
   3 Years       $     xxx
   5 Years       $     xxx
  10 Years       $     xxx

 34 VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK      Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                         The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK  Investments in foreign securities are subject to more risks than U.S. domestic investments.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK              The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
NON-DIVERSIFICATION RISK  Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                          "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                          of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK      Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY INVESTMENT  Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

TAX SUITABILITY RISK  Investments managed with a focus on after-tax returns may not provide as high a return before taxes as other investments, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts such as an individual retirement account (IRA) or 401(k) plan).

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, located at 525
Market Street, San Francisco, CA 94105, is the sub-adviser for Capital Growth Fund, Dividend Income Fund, Endeavor
Select
Fund, Growth Fund and U.S. Value Fund and thereby is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for
registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
ROBERT J. COSTOMIRIS, CFA     Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior
U.S. Value Fund               to that he was a portfolio manager with Strong Capital Management, Inc. (SCM) since
                              2001. Prior to joining SCM, he served as the Director of Research at Thomson
                              Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with
                              Hewitt Associates. He earned his B.S. degree in chemical engineering from the
                              University of Pennsylvania and his M.B.A. degree, specializing in Finance and
                              Accounting, from the University of Chicago Graduate School of Business.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

MICHAEL HARRIS, CFA       Mr. Harris joined Wells Capital Management in 2005. In addition to serving as portfolio
Capital Growth Fund       manager for the Funds, he currently serves as a portfolio manager for the Fundamental
Endeavor Select Fund      Large and Large Select Growth portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital
                          Management, Mr. Harris was with SCM since 2000. Before joining SCM, Mr. Harris was responsible for assisting in the research and portfolio management for Conseco
                          Capital Management equity portfolios. Mr. Harris earned his B.S. degree in Business
                          Administration with a major in Finance from Southeast Missouri State University and his M.B.A. degree in Finance from Indiana University.
BRANDON M. NELSON, CFA    Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM
Growth Fund               since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor's degree in Business Administration and a M.S. degree in Finance from the University of
                          Wisconsin, Madison, and was selected to participate in the Applied Security Analysis
                          Program.
JENNIFER C. NEWELL, CFA   Ms. Newell joined Wells Capital Management in 2003 as the senior portfolio manager
Dividend Income Fund      of the Relative Yield Strategy managing institutional portfolios and mutual funds. Prior to Wells Capital Management, Ms. Newell managed portfolios for institutional and private clients and publicly-offered mutual funds at Newell Associates from 1992 until
                          2003 and also served as president of Newell Associates beginning in 1998. Previously,
                          Ms. Newell worked at Putnam Investments as assistant vice president. She received her
                          M.B.A. degree from the Haas School of Business at the University of California, Berkeley,
                          and her B.A. degree in Economics from Wheaton College, Massachusetts.
ROGER D. NEWELL           Mr. Newell joined Wells Capital Management in 2003, as senior strategist for the
Dividend Income Fund      Relative Yield Strategy. He came to Wells Capital Management after serving as chairman and chief investment officer at Newell Associates, which he founded, from
                          1986 until 2003, where he managed portfolios for institutional and private clients and publicly-offered mutual funds. Mr. Newell's professional career includes tenure at the
                          Bank of California where he served from 1958 until his departure in 1986 to form
                          Newell Associates. While at the Bank of California he held various portfolio management positions including vice president and associate chief investment officer, chairman of the Investment Policy Committee, chairman of the Trust Commingled
                          Fund Committee, and head of Coastwide Portfolio Management. Mr. Newell holds a JD degree from Harvard Law School. He obtained his B.A. degree and an M.A. in
                          Economics and Finance degree from the University of Minnesota.
THOMAS C. OGNAR, CFA      Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, Mr. Ognar was a portfolio manager with SCM since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined SCM in
                          January 1998, where he was a senior equity research analyst from October 1998 to
                          2002. Prior to joining SCM, he was a research analyst at M&I Investment Management
                          Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in Finance from Miami University and his M.S. degree in Finance from the University of
                          Wisconsin, Madison.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

BRUCE C. OLSON, CFA    Mr. Olson joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund            Management, he was a portfolio manager with SCM and managed separate and institutional accounts since January 1998. Mr. Olson joined SCM in 1994 as director of institutional communications and became an equity research analyst in June 1995.
                       Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. from 1989 to
                       1993. Prior to joining Olson Brothers Inc., he was with The Travelers Corporation,
                       American National Bank and Trust Co. of Chicago, and Minton Investment Corporation.
                       Mr. Olson earned a B.A. degree in Finance and History from Gustavus Adolphus College.
THOMAS J. PENCE, CFA   Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital
Capital Growth Fund    Management, he was a portfolio manager at SCM since October 2000. Prior to joining
Endeavor Select Fund   SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of
                       Conseco Capital Management, Inc. (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the
                       Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in
                       Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

=======================

COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
Philadelphia, PA
19103. Cooke & Bieler is the sub-adviser for the Value Fund and thereby is responsible for the day-to-day investment management responsibilities of the Fund. Cooke & Bieler is a registered investment adviser that provids investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
KERMIT S. ECK, CFA            Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product
Value Fund                    Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of
                              Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner,
                              Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer
                              Science from Montana State University and an M.B.A. degree from Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset
Value Fund                    Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa
                              State University and his M.B.A. from the University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer began his career at Sterling Capital Management (Sterling) as an equity
Value Fund                    analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in
                              Economics at Davidson College and his M.B.A. degree from The Wharton School of
                              Business.
JAMES R. NORRIS               Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity
Value Fund                    Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a
                              Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in
                              Management at Guilford College and his M.B.A. degree from the University of North
                              Carolina.

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

EDWARD W. O'CONNOR, CFA  Mr. O'Connor spent three years at Cambiar Investors (Cambiar) in Denver, Colorado
Value Fund               where he served as an equity analyst and portfolio manager and participated in
                         Cambiar's 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O'Connor earned his B.A.
                         degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.
R. JAMES O'NEIL, CFA     Mr. O'Neil served as an Investment Officer in the Capital Markets Department at Mellon
Value Fund               Bank beginning in 1983. He joined Cooke & Bieler in 1988 where he is currently a
                         Partner, Portfolio Manager and Research Analyst. Mr. O'Neil earned his B.A. degree in
                         Economics at Colby College and his M.B.A. degree from the Harvard School of Business.
MEHUL TRIVEDI, CFA       Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a
Value Fund               product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his
                         B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in
                         Economics at the Wharton School of Business and his M.B.A degree from the Wharton
                         School of Business.


=============================
MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Growth and Income Fund and Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund and Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.
DAVID A. KATZ                 Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Growth and Income Fund        Investment Policy Committee and is also a portfolio manager and research analyst. He
Large Company Core Fund       has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                              Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                              President and Chief Investment Officer and was Head of the Investment Policy
                              Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                              He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                              M.B.A. degree, with a concentration in Finance, from New York University Graduate
                              School of Business.

==============================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 42 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include :

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset based fee;

o Register investment adviser mutual fund wrap programs that charge an asset based fee;

o    Internal Revenue Code Section 529 plans;

o Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder Portfolios/SM/ and Wells Fargo Advantage Life Stage Portfolios/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o    Institutions who invest a minimum initial amount of $1 million in a Fund;
     and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
                            -------------------------------------------- ------------------------------------
 SHARES DIRECTLY

 Through Your Investment    Contact your investment representative       Contact your investment
 Representative                                                          representative
 By Telephone or Internet   A new account may not be opened by           To buy additional shares or to buy
                            telephone or internet unless the financial   shares in a new Fund:
                            intermediary has another Wells Fargo         o Call Investor Services at 1-800-
                            Advantage Fund account. If the institution   222-8222 or
                            does not currently have an account, contact  o Call 1-800-368-7550 for the
                            your investment representative.                automated phone system or
                                                                         o visit our Web site at
                                                                           www.wellsfargo.com/
                                                                           advantagefunds

                                                            HOW TO BUY SHARES 43

 INSTITUTIONS PURCHASING
              OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
             ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------
 By Wire                                                      To buy additional shares, instruct
------------
              o Complete and sign the Administrator
                                                             your bank or financial institution to
             account application
                                                             use the same wire instructions
             o Call Investor services at 1-800-222-8222 for
                                                             shown to the left.
                                                             --------------------------------------
             faxing instructions
             o Usethe following wiring instructions:
             State Street Bank & Trust
             Boston, MA
             Bank Routing Number: ABA 011000028
             Wire Purchase Account: 9905-437-1
             Attention: WELLS FARGO ADVANTAGE FUNDS
             (Name of Fund, Account
             Number )
             Account Name: Provide your
             name as registered on the
             Fund account
             -----------------------------------------------
 In Person    Investors are welcome to vist the Funds'        See instructions shown to the left.
             Investor Center in person to ask questions or
             conduct any Fund transaction. The Investor
             Center is located at 100 Heritage Reserve,
             Menomonee Falls, Wisconsin 53051 .
 .
------------ ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o DIVIDEND EARNINGS. You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

 44 HOW TO BUY SHARES

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                            HOW TO BUY SHARES 45

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 Through Your Investment       Contact your investment representative
----------------------------- ---------------------------------------------------------------------
  Representative
-----------------------------
 By Telephone /                o To speak with an investor services representative 1-800-222-
 Electronic Funds Transfer    8222 or use the automated phone system 1-800-368-7550 .
-----------------------------
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other Wells Fargo Advantage Funds.
                              o Transfers made to a Wells Fargo Bank Account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              ---------------------------------------------------------------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information of the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the redeeming
                              financial intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                              Center is located at 100 Heritage Reserve, Menomonee Falls,
                              Wisconsin 53051.

----------------------------- ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

o DIVIDEND EARNINGS. Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

o    REDEMPTION FEES. Your redemptions are net of any applicable redemption fee.

o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

46 HOW TO SELL SHARES

o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

REDEMPTION FEES
For the Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 365 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

o    shares that were purchased with reinvested distributions.

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).)

o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

o to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

o    taking out a distribution or loan from a defined contribution plan.

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

o    due to participation in the Systematic Withdrawal Plan.

o    Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios.

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

                                                           HOW TO SELL SHARES 47

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o The Value Fund imposes a 1.00% redemption fee on shares that are exchanged within 365 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because

 48 HOW TO EXCHANGE SHARES

Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 49

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 50 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 51

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Dividend Income Fund, Growth and Income Fund and U.S. Value Fund, make distributions of any net investment income and any realized net capital gains annually. The Dividend Income Fund, Growth and Income Fund and U.S. Value Fund make distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

 52 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 54 FINANCIAL HIGHLIGHTS

CAPITAL GROWTH FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period

                                     JULY 31,           DEC. 31,           DEC. 31,
 FOR THE PERIOD ENDED:               20051              2004               20032
 NET ASSET VALUE, BEGINNING           $15.82             $13.40              $11.96
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                (0.02)3            (0.01)              (0.00)8
  (loss)
  Net realized and unrealized
   gain (loss) on investments           0.91              2.434               1.445
                                   -----------       ----------          ------------
  Total from investment                 0.89               2.42                1.44
                                   -----------       ----------          ------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    0.00               0.00                0.00
  Distributions from net               (0.01)              0.00                0.00
  realized gain
  Total distributions                  (0.01)              0.00                0.00
                                   -----------       ----------          ------------
 NET ASSET VALUE, END OF              $16.70             $15.82              $13.40
                                   ===========       ==========          ============
  PERIOD
 TOTAL RETURN6                          5.64%             18.06%              12.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $75,840             $4,895              $1,026
  (000s)
  Ratios to average net assets7:
  Ratio of expenses to                  0.93%              0.94%               0.94%
  average net assets
  Ratio of net investment income
   (loss) to average net assets        (0.24)%            (0.08)%             (0.03)%
  Portfolio turnover rate9                57%               239%                229%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses7,10              1.27%              1.32%               2.13%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from June 30, 2003 (commencement of Class) through December 31, 2003.
3   Calculated based upon average shares outstanding.
4   Includes redemption fee of $0.01.
5   Includes redemption fee of $0.02.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7   Ratios shown for periods of less than one year are annualized.
8   Amount calculated is less than $0.005.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
10 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 55

DIVIDEND INCOME FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 31, 2001
For a share outstanding throughout each period

                                   JULY 31,        DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:             20051            2004            2003             2002
 NET ASSET VALUE, BEGINNING         $16.17          $14.39          $11.71           $15.19
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.14            0.27            0.19             0.25
  (loss)
  Net realized and unrealized
   gain (loss) on investments         0.99            1.79            2.71            (3.13)
                                 ---------       ---------       ---------         --------
  Total from investment               1.13            2.06            2.90            (2.88)
                                 ---------       ---------       ---------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.12)          (0.28)          (0.22)           (0.35)
  Distributions from net             (0.65)           0.00            0.00            (0.25)
  realized gain
  Total distributions                (0.77)          (0.28)          (0.22)           (0.60)
                                 ---------       ---------       ---------         --------
 NET ASSET VALUE, END OF            $16.53          $16.17          $14.39           $11.71
                                 =========       =========       =========         ========
  PERIOD
 TOTAL RETURN2                        7.15%          14.49%          24.99%          (19.42)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $4,957          $4,351          $5,054             $559
  (000s)
  Ratios to average net assets:3
  Ratio of expenses to                0.96%           0.95%           1.00%            1.00%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                 1.47%           1.75%           1.62%            1.64%
  Portfolio turnover rate4              26%             49%             92%             114%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses3,5                        1.24%           1.36%           1.40%            2.10%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3   Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 56 FINANCIAL HIGHLIGHTS

ENDEAVOR SELECT FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                              JULY 31,
 FOR THE PERIOD ENDED:                   20051
 NET ASSET VALUE, BEGINNING                     $8.60
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         (0.02)2
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                0.89
                                    -------------------
  Total from investment                          0.87
                                    -------------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                        0.00
  Distributions from net                         0.00
  realized gain
  Total distributions                            0.00
                                    -------------------
 NET ASSET VALUE, END OF                        $9.47
                                    ===================
  PERIOD
 TOTAL RETURN3                                  10.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                   $79,964
  (000s)
  Ratios to average net assets:4
  Ratio of expenses to                           1.00%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                           (0.67)%
  Portfolio turnover rate5                         54%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed expenses4,6               1.30%

1 For the period from April 11, 2005 (commencement of Class) through July 31, 2005.
2   Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 57

GROWTH FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period

                                           JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                      20051         2004          2003          20022
 NET ASSET VALUE, BEGINNING
  OF PERIOD                              $     19.68   $     17.38   $     13.29   $     13.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                                     (0.06)3       (0.03)3       (0.08)3       (0.01)3
  Net realized and
unrealized gain (loss)
   on investments                               0.73          2.33          4.17         (0.23)
                                         -----------   -----------   -----------   -----------
  Total from investment                         0.67          2.30          4.09         (0.24)
                                         -----------   -----------   -----------   -----------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
  investment
  income                                        0.00          0.00          0.00          0.00
  Distributions from net
  realized gain                                 0.00          0.00          0.00          0.00
  Total distributions                           0.00          0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF                 $     20.35   $     19.68   $     17.38   $     13.29
                                         ===========   ===========   ===========   ===========
  PERIOD
 TOTAL RETURN4                                  3.40%        13.23%        30.78%        (1.77)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                 $    65,886   $    66,658   $    55,851   $    13,106
  Ratios to average net assets5:
  Ratio of expenses to                          0.96%         0.95%         0.97%         0.99%
  average net assets
  Ratio of net investment
  income (loss) to
  average net assets                           (0.51)%       (0.19)%       (0.52)%       (0.69)%
  Portfolio turnover rate6                        76%           92%          139%          249%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses5,7                       1.20%         1.31%         1.24%         1.26%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from August 30, 2002 (commencement of Class) through December 31, 2002.
3   Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5   Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 58 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 31, 2001
For a share outstanding throughout each period

                                    JULY 31,          DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:               20051             2004            2003             2002
 NET ASSET VALUE, BEGINNING          $21.17            $19.52          $15.75           $20.28
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.092              0.19           0.112             0.11
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (0.51)             1.63            3.79            (4.46)
                                   ---------         --------        --------         --------
  Total from investment               (0.42)             1.82            3.90            (4.35)
                                   ---------         --------        --------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.08)            (0.17)          (0.13)           (0.18)
  Distributions from net               0.00              0.00            0.00             0.00
  realized gain
  Total distributions                 (0.08)            (0.17)          (0.13)           (0.18)
                                   ---------         --------        --------         --------
 NET ASSET VALUE, END OF             $20.67            $21.17          $19.52           $15.75
                                   =========         ========        ========         ========
  PERIOD
 TOTAL RETURN3                        (1.96)%            9.35%          24.90%          (21.47)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $100,221          $19,836         $29,557          $19,280
  (000s)
  Ratios to average net assets4:
  Ratio of expenses to                 0.96%             0.94%           0.98%            0.98%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                  0.75%             0.77%           0.65%            0.68%
  Portfolio turnover rate5               74%              136%            199%             188%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses4,6                         1.15%             1.09%           1.06%            1.07%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2   Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

LARGE COMPANY CORE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON SEPTEMBER 30, 2002
For a share outstanding throughout each period

                                    JULY 31,         DEC. 31,        DEC. 31,        DEC. 31,
 FOR THE PERIOD ENDED:              20051             2004            2003            2002
 NET ASSET VALUE, BEGINNING          $11.07           $10.84           $8.80           $8.21
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.03             0.06           0.052           0.022
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (0.22)            1.12            2.03            0.59
                                   --------         --------         -------        --------
  Total from investment               (0.19)            1.18            2.08            0.61
                                   --------         --------         -------        --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.00)3           0.00           (0.03)          (0.02)
  Distributions from net              (1.47)           (0.95)          (0.01)           0.00
  realized gain
  Total distributions                 (1.47)           (0.95)          (0.04)          (0.02)
                                   ----------       --------         -------        --------
 NET ASSET VALUE, END OF              $9.41           $11.07          $10.84           $8.80
                                   ==========       ========        ========        ========
  PERIOD
 TOTAL RETURN4                        (1.41)%          11.32%          23.66%           7.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $21,870          $24,257         $35,372            $107
  (000s)
  Ratios to average net assets5:
  Ratio of expenses to                 0.97%            1.00%           0.95%           1.00%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                  0.60%            0.43%           0.54%           1.10%
  Portfolio turnover rate6               75%             190%            148%             36%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses5,7                         1.35%            1.33%           1.39%           2.91%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2   Calculated based upon average shares outstanding.
3   Amount calculated is less than $0.005.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5   Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 60 FINANCIAL HIGHLIGHTS

U.S. VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON DECEMBER 31, 2001
For a share outstanding throughout each period

                                   JULY 31,         DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              20051            2004            2003             2002
 NET ASSET VALUE, BEGINNING          $18.40          $17.52          $13.56           $17.87
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.112            0.27            0.16            0.222
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.35            2.21            4.02            (2.81)
                                   --------        --------        --------         --------
  Total from investment                0.46            2.48            4.18            (2.59)
                                   --------        --------        --------         --------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.07)          (0.26)          (0.22)           (0.36)
  Distributions from net              (0.29)          (1.34)           0.00            (1.36)
  realized gain
  Total distributions                 (0.36)          (1.60)          (0.22)           (1.72)
                                   --------        --------        --------         --------
 NET ASSET VALUE, END OF             $18.50          $18.40          $17.52           $13.56
                                   ========        ========        ========         ========
  PERIOD
 TOTAL RETURN3                         2.56%          14.53%          31.03%          (15.98)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $204,133         $91,940         $87,368          $11,220
  (000s)
  Ratios to average net assets4:
  Ratio of expenses to                 0.96%           0.95%           0.97%            0.97%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                  1.01%           1.54%           1.32%            1.63%
  Portfolio turnover rate5               14%             47%             53%              90%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses4,6              1.17%           1.06%           1.07%            1.11%

1   In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2   Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 61

VALUE FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period

                                      JULY 31,            OCT. 31,
 FOR THE PERIOD ENDED:               20051              20047
 NET ASSET VALUE, BEGINNING           $17.71               $17.06
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.15                 0.03
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    1.45 2                  0.62
                               --------------        ------------
  Total from investment                 1.60                 0.65
                               -------------         ------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.11)                0.00
  Distributions from net               (0.33)                0.00
  realized gain
  Total from distributions             (0.44)                0.00
                               -------------         ------------
 NET ASSET VALUE, END OF              $18.87               $17.71
                               =============         ============
  PERIOD
 TOTAL RETURN3                          9.12%                3.81%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,617               $1,201
  (000s)
  Ratios to average net assets4:
  Ratio of expenses to                  0.95%                0.95%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                   1.09%                0.77%
  Portfolio turnover rate5                32%                  25%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses.4,6              1.36%                1.80%

1   In 2005, the Fund changed its fiscal year end from October 31 to July 31.
2   Includes redemption fee of $0.02.
3 Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4   Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7 For the period from July 26, 2004 (commencement of Class) through October 31, 2004.

 62 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS/SM/ - LARGE CAP STOCK FUNDS

Capital Growth Fund

Dividend Income Fund

Growth Fund

Growth and Income Fund

Large Cap Growth Fund

Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Capital Growth Fund              4
Dividend Income Fund             8
Growth Fund                     12
Growth and Income Fund          16
Large Cap Growth Fund           20
Value Fund                      24
Description of Principal        28
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                               30
The Investment Adviser                                      30
The Sub-Advisers and Portfolio Managers                     30
Dormant Multi-Manager Arrangement                           33

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                                         34
How to Open an Account                                      35
How to Buy Shares                                           36
How to Sell Shares                                          39
How to Exchange Shares                                      43
Account Policies                                            45

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                               47
Taxes                                                       48
Financial Highlights                                        49
For More Information Back Cover

  Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Large Cap Growth Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
MICHAEL HARRIS, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
INVESTOR CLASS
Ticker: SLGIX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund.

[GRAPHIC APPEARS HERE]

                   Calendar Year Total Returns for the Investor Class/1/
                                   as of 12/31 each year
 1998        1999       2000        2001         2002        2003        2004       2005
14.83%      52.14%      3.35%       -8.97%      -18.09%     25.41%      17.51%      9.44%

                    BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       29.98%
  Worst Quarter:      Q2    2002       -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEAR        LIFE OF FUND1
 INVESTOR CLASS1
    Returns Before Taxes              9.44%          3.76%            10.11%
    Returns After Taxes on            8.68%          3.25%             8.89%
  Distributions2
    Returns After Taxes on            6.46%          2.92%             8.15%
  Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               5.26%         -3.58%             2.52%
  GROWTH INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on November 3, 1997. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund and prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund, the predecessor funds. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russel 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $   xxx
 3 Years       $   xxx
 5 Years       $   xxx
10 Years       $   xxx

                                                           CAPITAL GROWTH FUND 7

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jennifer C. Newell, CFA
Roger D. Newell

FUND INCEPTION:
7/01/1993
INVESTOR CLASS
Ticker: SDVIX

INVESTMENT OBJECTIVE
The Dividend Income Fund seeks above-average dividend income and long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in dividend-paying equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in the dividend-paying common stocks of large, well-established U.S. companies. The companies we invest in typically have a minimum market capitalization of at least $3 billion and have yields above that of the Standard and Poor's Industrials Index at the time of purchase. These companies must also have long-term viability in their industries and demonstrate a willingness and ability to pay dividends. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Our strategy attempts to capitalize on the inefficiency that occurs when investors move between extremes of optimism and pessimism, causing the prices of common stocks to fluctuate widely, even though there has not necessarily been a permanent change in underlying company fundamentals or competitiveness. Implicit in our process is the concept that these extremes are corrected over time by a return to more normal valuation levels. To find these stocks, we use our relative yield strategy approach to identify undervalued or overvalued stocks relative to the market, which we call the Relative Yield Range. Within this Range, we have identified for each stock the Buy and Sell Zones of relative yield that historically have represented low and high levels of valuation. These are the buy and sell zones that provide the discipline for determining when a stock is attractive for purchase and when it is a candidate for sale. We typically buy a stock when its yield relative to the market is historically high and sell a stock when its yield relative to the market is historically low. In addition, we may also reduce or sell a position when there is a significant change in a company's prospects that we believe may impact its ability to pay consistent dividends.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 DIVIDEND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          DIVIDEND INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Dividend Income Fund was organized as the successor fund to the Strong Dividend Income Fund, the Strong Energy Fund and the Strong Dow 30 Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                Calendar Year Total Returns for the Investor Class/1/
                                                as of 12/31 each year
1996        1997        1998       1999        2000         2001         2002        2003        2004       2005
8.37%      27.56%      20.35%      0.58%      27.32%       -11.20%      -19.77%     24.50%      14.04%      8.88%

                    BEST AND WORST QUARTER
  Best Quarter:       Q3    2000       15.92%
  Worst Quarter:      Q3    2002       -17.53%

      The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                8.88%         1.95%         8.90%
  Returns After Taxes on              7.00%         1.12%         7.16%
  Distributions2
  Returns After Taxes on              7.50%         1.33%         6.89%
Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               7.05%         5.27%        10.93%
  VALUE INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on July 1, 1993. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund, its predecessor fund. Prior to December 8, 2001, performance is based on the Fund's previous investment strategy as a non-diversified utilities fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

10 DIVIDEND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $   xxx
 3 Years       $   xxx
 5 Years       $   xxx
10 Years       $   xxx

                                                         DIVIDEND INCOME FUND 11

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
INVESTOR CLASS
Ticker: SGROX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk
     o    Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                  GROWTH FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for the Investor Class/1/
                                                  as of 12/31 each year
 1996        1997        1998       1999          2000         2001         2002        2003        2004       2005
19.52%      19.05%      26.98%      75.06% /2/    -8.89%      -33.84%      -24.73%     30.93%      13.26%      9.60%

                    BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.93%
  Worst Quarter:      Q1    2001       -27.35%

      The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS        10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                8.99%          -4.78%         8.43%
  Returns After Taxes on              8.99%          -4.80%         6.68%
  Distributions3
  Returns After Taxes on              5.85%          -4.01%         6.50%
Distributions and Sale of
  Fund Shares3
 RUSSELL 3000 (Reg. TM)               5.17%          -3.15%         6.47%
  GROWTH INDEX4
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on December 31, 1993. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth Fund, its predecessor fund.
2 The Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg.
     TM) Growth Index.

14 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $   xxx
 3 Years       $   xxx
 5 Years       $   xxx
10 Years       $   xxx

                                                                  GROWTH FUND 15

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
INVESTOR CLASS
Ticker: SGRIX

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments.Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       GROWTH AND INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth and Income Fund was organized as the successor fund to the Strong Growth and Income Fund and Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                Calendar Year Total Returns for the Investor Class/1/
                                                as of 12/31 each year
 1996        1997        1998        1999        2000         2001         2002        2003       2004       2005
31.91%      30.38%      32.95%      32.23%       -9.94%      -19.52%      -21.22%     25.26%      9.59%      -1.16%

                   BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.35%
  Worst Quarter:      Q1    2001       -17.67%

       The Fund's year-to-date performance through September 30, 2006, was x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                -1.81%          -3.63%         8.48%
  Returns After Taxes on              -1.95%          -3.69%         8.18%
  Distributions2
  Returns After Taxes on              -1.18%          -3.08%         7.34%
Distributions and Sale of
  Fund Shares2
 S&P 500 (Reg. TM) INDEX3              4.91%           0.55%         9.06%
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on December 29, 1995. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

 18 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $    xxx
 3 Years       $    xxx
 5 Years       $    xxx
10 Years       $    xxx

                                                       GROWTH AND INCOME FUND 19

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/30/1981
INVESTOR CLASS
Ticker: STRFX

INVESTMENT OBJECTIVE
The Large Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        LARGE CAP GROWTH FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Cap Growth Fund was organized as the successor fund to the Strong Large Cap Growth Fund.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for the Investor Class/1/
                                                  as of 12/31 each year
 1996        1997        1998       1999           2000         2001         2002        2003       2004       2005
14.07%      24.17%      32.05%      59.75% /2/    -13.41%      -32.27%      -29.89%     26.83%      8.64%      7.87%

                     BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       42.22%
  Worst Quarter:      Q1    2001       -26.52%

     The Fund's year-to-date performance through September 30, 2006, was x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS        10 YEARS
 INVESTOR CLASS1
  Returns Before Taxes                7.87%          -6.73%         6.21%
  Returns After Taxes on              7.87%          -6.73%         3.68%
  Distributions3
  Returns After Taxes on              5.11%          -5.59%         4.05%
Distributions and Sale of
  Fund Shares3
 RUSSELL 1000 GROWTH INDEX4           5.26%          -3.58%         6.72%
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on December 30, 1981. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Cap Growth Fund, its predecessor fund.
2 The Large Cap Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russel 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

22 LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $    xxx
 3 Years       $    xxx
 5 Years       $    xxx
10 Years       $    xxx

                                                        LARGE CAP GROWTH FUND 23

VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, LP

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
2/12/1997
INVESTOR CLASS
Ticker: CBTAX

INVESTMENT OBJECTIVE
The Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
We invest principally in companies that we believe are undervalued and possess strong financial positions. The companies we invest in typically have a market capitalization of $3 billion or more. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund but we intend to balance these tax considerations with the pursuit of the Fund's objective. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and sell a portfolio holding when we believe it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Tax Suitability Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                   VALUE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective July 26, 2004, certain portfolios of The Advisors' Inner Circle Fund reorganized into the Wells Fargo Funds. As part of this transaction, the Value Fund was organized as the successor fund to the C&B Tax-Managed Value Fund.

[GRAPHIC APPEARS HERE]

                  Calendar Year Total Returns for the Investor Class/1/
                                  as of 12/31 each year
1998       1999        2000        2001        2002        2003        2004       2005
9.38%      5.55%      21.79%       -0.97%      -7.28%     28.10%      11.84%      0.47%

                    BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       19.60%
  Worst Quarter:      Q3    2002       -14.88%

       The Fund's year-to-date performance through September 30, 2006, was x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       LIFE OF FUND1
 INVESTOR CLASS1
    Returns Before Taxes              0.47%         5.74%            9.45%
    Returns After Taxes on           -0.27%         5.30%            8.77%
  Distributions2
    Returns After Taxes on            0.82%         4.76%            8.01%
  Distributions and Sale of
  Fund Shares2
 RUSSELL 1000 (Reg. TM)               7.05%         5.27%            9.09%
  VALUE INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Investor Class shares incepted on February 12, 1997. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund, Investor Class, was named the Wells Fargo Advantage C&B Tax-Managed Value Fund, Class D, and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance for the Investor Class shares prior to December 1, 2005, reflects the performance of the Class D shares of the Wells Fargo Advantage C&B Tax-Managed Value Fund, its predecessor fund, and prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Fund, its predecessor fund, adjusted to reflect Investor Class expenses. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

26 VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load)
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)
  Redemption Fee1                                         1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees2                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses3                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES4                                           1.25%

1 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 365 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.

2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o Your investment has a 5% return each year;
     o You reinvest all dividends and distributions; and
     o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $    xxx
 3 Years       $    xxx
 5 Years       $    xxx
10 Years       $    xxx

                                                                   VALUE FUND 27

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                          The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Investments in foreign securities are subject to more risks than U.S. domestic investments.
                          These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK               The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK      Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY INVESTMENT  Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
TAX SUITABILITY RISK      Investments managed with a focus on after-tax returns may not provide as high a return before taxes as other investments, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts such as an individual retirement account (IRA) or 401(k) plan).

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WELLS CAPITAL MANAGEMENT  (Wells Capital Management), an affiliate of Funds Management, located at 525
INCORPORATED              Market Street, San Francisco, CA 94105, is the sub-adviser for Capital Growth
                          Fund, Dividend Income Fund, Growth Fund and Large Cap Growth Fund and thereby is responsible for the day-to-day investment management activities of the Funds.
                          Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
MICHAEL HARRIS, CFA       Mr. Harris joined Wells Capital Management in 2005. In addition to serving as portfolio
Capital Growth Fund       manager for the Funds, he currently serves as a portfolio manager for the Fundamental
                          Large and Large Select Growth portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital
                          Management, Mr. Harris was with SCM since 2000. Before joining SCM, Mr. Harris was responsible for assisting in the research and portfolio management for Conseco
                          Capital Management equity portfolios. Mr. Harris earned his B.S. degree in Business
                          Administration with a major in Finance from Southeast Missouri State University and his M.B.A. degree in Finance from Indiana University.

30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

BRANDON M. NELSON, CFA    Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with SCM
Growth Fund               since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor's degree in Business Administration and a M.S. degree in Finance from the University of
                          Wisconsin, Madison, and was selected to participate in the Applied Security Analysis
                          Program.
JENNIFER C. NEWELL, CFA   Ms. Newell joined Wells Capital Management in 2003 as the senior portfolio manager
Dividend Income Fund      of the Relative Yield Strategy managing institutional portfolios and mutual funds. Prior to Wells Capital Management, Ms. Newell managed portfolios for institutional and private clients and publicly-offered mutual funds at Newell Associates from 1992 until
                          2003 and also served as president of Newell Associates beginning in 1998. Previously,
                          Ms. Newell worked at Putnam Investments as assistant vice president. She received her
                          M.B.A. degree from the Haas School of Business at the University of California, Berkeley,
                          and her B.A. degree in Economics from Wheaton College, Massachusetts.
ROGER D. NEWELL           Mr. Newell joined Wells Capital Management in 2003, as senior strategist for the
Dividend Income Fund      Relative Yield Strategy. He came to Wells Capital Management after serving as chairman and chief investment officer at Newell Associates, which he founded, from
                          1986 until 2003, where he managed portfolios for institutional and private clients and publicly-offered mutual funds. Mr. Newell's professional career includes tenure at the
                          Bank of California where he served from 1958 until his departure in 1986 to form
                          Newell Associates. While at the Bank of California he held various portfolio management positions including vice president and associate chief investment officer, chairman of the Investment Policy Committee, chairman of the Trust Commingled
                          Fund Committee, and head of Coastwide Portfolio Management. Mr. Newell holds a JD degree from Harvard Law School. He obtained his B.A. degree and an M.A. in
                          Economics and Finance degree from the University of Minnesota.
THOMAS C. OGNAR, CFA      Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, Mr. Ognar was a portfolio manager with SCM since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined SCM in
                          January 1998, where he was a senior equity research analyst from October 1998 to
                          2002. Prior to joining SCM, he was a research analyst at M&I Investment Management
                          Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in Finance from Miami University and his M.S. degree in Finance from the University of
                          Wisconsin, Madison.
BRUCE C. OLSON, CFA       Mr. Olson joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, he was a portfolio manager with SCM and managed separate and institutional accounts since January 1998. Mr. Olson joined SCM in 1994 as director of institutional communications and became an equity research analyst in June 1995.
                          Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. from 1989 to
                          1993. Prior to joining Olson Brothers Inc., he was with The Travelers Corporation,
                          American National Bank and Trust Co. of Chicago, and Minton Investment Corporation.
                          Mr. Olson earned a B.A. degree in Finance and History from Gustavus Adolphus College.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

THOMAS J. PENCE, CFA      Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital
Capital Growth Fund       Management, he was a portfolio manager at SCM since October 2000. Prior to joining
                          SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of
                          Conseco Capital Management, Inc. (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the
                          Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in
                          Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.
======================

COOKE & BIELER, L.P.      (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street,
                          Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the Value Fund and thereby is responsible for the day-to-day investment management responsibilities of the Fund. Cooke & Bieler is a registered investment adviser that provids investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
KERMIT S. ECK, CFA        Mr. Eck joined Cooke & Bieler in 1980 and left in 1984 to become Director of Product
Value Fund                Marketing for Eczel Corp. From 1987 to 1992, he served as Executive Vice President of
                          Keystone Natural Water. He rejoined Cooke & Bieler in 1992 and currently is a Partner,
                          Portfolio Manager and Research Analyst. Mr. Eck earned a B.S. degree in Computer
                          Science from Montana State University and an M.B.A. degree from Stanford University.
DAREN C. HEITMAN, CFA     Mr. Heitman worked as an analyst and a portfolio manager at Skyline Asset
Value Fund                Management from 1995 to 2000, when he joined Schneider Capital Management as a senior analyst until 2005. Mr. Heitman came to Cooke & Bieler in 2005 where he currently serves as a Portfolio Manager. Mr. Heitman earned his B.S. in Finance at Iowa
                          State University and his M.B.A. from the University of Chicago.
MICHAEL M. MEYER, CFA     Mr. Meyer began his career at Sterling Capital Management (Sterling) as an equity
Value Fund                analyst and head equity trader. He joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Meyer earned his B.A. degree in
                          Economics at Davidson College and his M.B.A. degree from The Wharton School of
                          Business.
JAMES R. NORRIS           Mr. Norris spent nearly ten years with Sterling as Senior Vice President of Equity
Value Fund                Portfolio Management. He joined Cooke & Bieler in 1998 where he is currently a
                          Partner, Portfolio Manager and Research Analyst. Mr. Norris earned his B.S. degree in
                          Management at Guilford College and his M.B.A. degree from the University of North
                          Carolina.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor spent three years at Cambiar Investors (Cambiar) in Denver, Colorado
Value Fund                where he served as an equity analyst and portfolio manager and participated in
                          Cambiar's 2001 management buyout. He joined Cooke & Bieler in 2002 where he is currently a Portfolio Manager and Research Analyst. Mr. O'Connor earned his B.A.
                          degree in Economics and Philosophy at Colgate University and his M.B.A. degree from the University of Chicago.

32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

R. JAMES O'NEIL, CFA      Mr. O'Neil served as an Investment Officer in the Capital Markets Department at Mellon
Value Fund                Bank beginning in 1983. He joined Cooke & Bieler in 1988 where he is currently a
                          Partner, Portfolio Manager and Research Analyst. Mr. O'Neil earned his B.A. degree in
                          Economics at Colby College and his M.B.A. degree from the Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi was a fixed income analyst at Blackrock Financial Management and then a
Value Fund                product manager at PNC Asset Management. He joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst. Mr. Trivedi earned his
                          B.A. degree in International Relations at the University of Pennsylvania, a B.S. degree in
                          Economics at the Wharton School of Business and his M.B.A degree from the Wharton
                          School of Business.

MATRIX ASSET ADVISORS,    (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment
INC.                      sub-adviser for the Growth and Income Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to the
                          Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ             Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Growth and Income Fund    Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                          Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                          President and Chief Investment Officer and was Head of the Investment Policy
                          Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                          He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                          M.B.A. degree, with a concentration in Finance, from New York University Graduate
                          School of Business.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 34 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o    through a brokerage account with an approved selling agent; or

o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 35

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                       SUBSEQUENT PURCHASES
----------------------------     -------------------------------------------------      -------------------------------------
Regular accounts                  $2,500                                                 $100
Automatic Investment Plans           $50                                                  $50
IRAs, IRA rollovers, Roth          $1000                                                 $100
 IRAs
UGMA/UTMA accounts                   $50                                                  $50
Employer Sponsored                no minimum                                             no minimum
Retirement Plans
BUYING SHARES                    OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
----------------------------     -------------------------------------------------      -------------------------------------
Through Your Investment          Contact your investment representative                 Contact your investment
Representative                   -------------------------------------------------      representative

By Mail                          o Complete and sign your account                       o Fill out the deposit slip from
----------------------------       application                                            your account statement. If you
                                 o Mail the application with your check made              do not have a slip, include a
                                   payable to the Fund to Investor Services at:           note with your name, the Fund
                                                  REGULAR MAIL                            name, and your account number.
                                --------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266                          o Mail the deposit slip or note
                                             Boston, MA 02266-8266                        with your check made payable
                                                                                          to the Fund to the address on
                                                 OVERNIGHT ONLY                           the left.
                                --------------------------------------------------      -------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                          Attn: CCSU-Boston Financial
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                                --------------------------------------------------
By Telephone                    A new account may not be opened by                     To buy additional shares or to buy
----------------------------    telephone unless you have another Wells                shares of a new Fund call:
                                Fargo Advantage Fund account with your                 o Investor Services at
                                bank information on file. If you do not                1-800-222-8222 or
                                currently have an account, refer to the section        o 1-800-368-7550 for the
                                on buying shares by mail or wire.                      automated phone system
                                --------------------------------------------------     -------------------------------------

36 HOW TO BUY SHARES

BUYING SHARES
                                OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
----------------------------     -------------------------------------------------     -------------------------------------
By Wire                                                                                To buy additional shares, instruct
------------                    o Complete and sign your account                       your bank or financial institution to
                                  application                                          use the same wire instructions
                                o Provide the following instructions to your           shown to the left.
                                  financial institution:                               --------------------------------------
                                  State Street Bank & Trust
                                  Boston, MA
                                  Bank Routing Number: ABA 011000028
                                  Wire Purchase Account: 9905-437-1
                                  Attention: WELLS FARGO ADVANTAGE FUNDS
                                  (Name of Fund, Account
                                  Number and any applicable
                                  share class)
                                  Account Name: Provide your
                                  name as registered on the

                                Fund account
                                ----------------------------------------------
By Internet                     You may open an account on-line and fund               o To buy additional shares or
------------                    your account with an Electronic Funds                    buy shares of a new Fund,
                                Transfer from your bank account, by Federal              visit our Web site at
                                Wire, or by sending us a check. Visit                    www.wellsfargo.com/
                                www.wellsfargo.com/advantagefunds.                       advantagefunds.
                                ----------------------------------------------
                                                                                       o Subsequent online
                                                                                       purchases have a minimum
                                                                                       of $100 and a maximum of
                                                                                       $100,000.

In Person                       Investors are welcome to visit the Funds'              See instructions shown to the left.
                                Investor Center in person to ask questions or
                                conduct any Fund transaction. The Investor
                                Center is located at 100 Heritage Reserve,
                                Menomonee Falls, Wisconsin 53051.

-------------- ---------------------------------------------- --------

GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

          o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

                                                            HOW TO BUY SHARES 37

     o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

SELLING SHARES                  TO SELL SOME OR ALL OF YOUR SHARES
------------------------        ------------------------------------------------------------------
Minimum Redemption              $100 (or remainder of account balance)
------------------------        ------------------------------------------------------------------
Through Your Investment         Contact your investment representative
------------------------        ------------------------------------------------------------------
Representative
------------------------
By Mail                         o Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                                  dollar amount you wish to receive (or write "Full Redemption"
                                  to redeem your remaining account balance) to the address
                                  below.
                                o Make sure all account owners sign the request exactly as their names appear on the account application.
                                o A medallion guarantee may be required under certain
                                  circumstances (see "General Notes for Selling Shares").

                                                            REGULAR MAIL
------------------------        ------------------------------------------------------------------
                                                  WELLS FARGO ADVANTAGE FUNDS
                                                         P.O. Box 8266
                                                     Boston, MA 02266-8266
                                                        OVERNIGHT ONLY
                                ------------------------------------------------------------------
                                                  WELLS FARGO ADVANTAGE FUNDS
                                                  Attn: CCSU-Boston Financial
                                                          30 Dan Road
                                                     Canton, MA 02021-2809
                                ------------------------------------------------------------------

                                                           HOW TO SELL SHARES 39

SELLING SHARES                  TO SELL SOME OR ALL OF YOUR SHARES
--------------------------      ---------------------------------------------------------------------
By Telephone /                  o Call an Investor Services representative at 1-800-222-8222 or
Electronic Funds Transfer         use the automated phone system 1-800-368-7550.
--------------------------
(EFT)
--------------------------
                                o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                  application or subsequently in writing.
                                o Redemption requests may not be be made by phone if the
                                  address on your account was changed in the last 30 days. In this event, you must request your redemption by mail in
                                  accordance with the above procedures.
                                o A check will be mailed to the address on record (if there has been no changes communicated to us within the last 30 days)
                                  or transferred to a linked bank account.
                                o Transfers made to a Wells Fargo Bank account are made
                                  available sooner than transfers to an unaffiliated institution.
                                o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                                o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                  NOTE: Telephone transactions such as redemption requests
                                  made over the phone generally require only one of the
                                  account owners to call unless you have instructed us
                                  otherwise.
                                --------------------------------------------------------------------
By Wire                         o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------------      o Be prepared to provide information of the commercial bank that is a member of the Federal Reserve wire system.
                                o Wire requests are sent to your linked bank account same day if your request to redeem is received before that Fund's close.
                                o Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the
                                  NYSE close.
                                o There is a $10 fee for each request.
                                --------------------------------------------------------------------
By Internet                     Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------      Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000.
                                --------------------------------------------------------------------
In Person                       Investors are welcome to vist the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                                Center is located at 100 Heritage Reserve, Menomonee Falls,
                                Wisconsin 53051.
--------------------------      --------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

40 HOW TO SELL SHARES

          o CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

     o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

     o TELEPHONE/INTERNET REDEMPTIONS. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. We are not liable for telephone instructions that are reasonably believed to be genuine. Your call may be recorded.

     o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to 7 business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the Value Fund, a 1.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 365 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

o    shares that were purchased with reinvested distributions.

o in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 701/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).)

o to effect non-discretionary portfolio rebalancing associated with certain wrap accounts.

                                                           HOW TO SELL SHARES 41

o to effect non-discretionary portfolio rebalancing associated with certain retirement plans.

o    taking out a distribution or loan from a defined contribution plan.

o to effect, through a redemption and subsequent purchase, an account registration change within the same Fund.

o    due to participation in the Systematic Withdrawal Plan.

o    Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios.

o if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

42 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o The Value Fund imposes a 1.00% redemption fee on shares that are exchanged within 365 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

                                                       HOW TO EXCHANGE SHARES 43

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
     o    must have a Fund account valued at $10,000 or more;
     o    must have your distributions reinvested; and
     o    may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

                                                             ACCOUNT POLICIES 45

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Dividend Income Fund and Growth and Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Dividend Income Fund and Growth and Income Fund make distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 47

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 48 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 49

CAPITAL GROWTH FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 3, 1997
For a share outstanding throughout each period

 FOR THE PERIOD              JULY 31,       DEC. 31,     DEC. 31,      DEC. 31,       SEPT. 30,       SEPT. 30,      SEPT. 30,
ENDED:                        20051          2004         2003          20022           2002            2001           2000
 NET ASSET VALUE,
BEGINNING OF PERIOD           $15.70         $13.36       $10.66        $10.25          $12.17          $19.15         $13.12
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)               (0.06)3        (0.06)       (0.04)        (0.00)4          0.31            0.32           0.29
  Net realized and
   unrealized gain
   (loss) on
   investments                  0.89           2.40        2.755          0.45           (1.93)          (5.09)          6.26
                             ---------      -------      -------       ---------      --------        --------       --------
  Total from
   investment
   operations                   0.83           2.34         2.71          0.45           (1.62)          (4.77)          6.55
                             ---------      -------      -------       ---------      --------        --------       --------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                       0.00           0.00        (0.01)        (0.04)          (0.27)          (0.32)         (0.27)
  Distributions from
   net realized gain           (0.01)          0.00         0.00          0.00           (0.03)          (1.89)         (0.25)
  Total distributions          (0.01)          0.00        (0.01)        (0.04)          (0.30)          (2.21)         (0.52)
                             ---------      -------      -------       ---------      --------        --------       --------
NET ASSET VALUE, END
 OF PERIOD                    $16.52         $15.70       $13.36        $10.66          $10.25          $12.17         $19.15
                             =========      =======      =======       =========      ========        ========       ========
 TOTAL RETURN6                  5.30%         17.51%       25.41%         4.38%         (13.69)%        (26.22)%        50.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)             $182,934       $99,455      $70,748       $21,375         $18,221         $33,163        $36,964
  Ratios to average net asset7:
  Ratio of expenses to
   average net
   assets                       1.44%          1.44%        1.46%         1.30%           1.50%           1.50%          1.50%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                      (0.71)%        (0.55)%      (0.45)%        0.25%           2.27%           2.20%          1.80%
  Portfolio turnover
   rate8                          57%           239%         229%           72%            311%            285%           181%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses7,9                  1.67%          1.77%        1.75%         1.92%           1.67%           1.64%          1.58%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2002, the Fund changed its fiscal year-end from September 30 to December
     31.
3    Calculated based upon the average shares outstanding.
4    Amount calculated is less than $0.005.
5    Includes $0.01 in redemption fees.

 50 FINANCIAL HIGHLIGHTS

6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 51

DIVIDEND INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period

 FOR THE PERIOD            JULY 31,      DEC. 31,      DEC. 31,       DEC. 31,        DEC. 31,       DEC. 31,      OCT. 31,
ENDED:                      20051          2004          2003           2002            2001          20002          2000
 NET ASSET VALUE,
BEGINNING OF PERIOD          $16.38        $14.57        $11.85         $15.19          $17.49         $17.31        $17.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)               0.10          0.22          0.16           0.15            0.35           0.07          0.37
  Net realized and
   unrealized gain
   (loss) on
   investments                 1.00          1.81          2.72          (3.09)          (2.30)          1.01          1.88
                            -------       -------       -------        -------         -------        -------       -------
  Total from
   investment
   operations                  1.10          2.03          2.88          (2.94)          (1.95)          1.08          2.25
                            -------       -------       -------        -------         -------        -------       -------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                     (0.09)        (0.22)        (0.16)         (0.15)          (0.35)         (0.08)        (0.36)
  Distributions from
   net realized gain          (0.65)         0.00          0.00          (0.25)           0.00          (0.82)        (1.76)
  Total distributions         (0.74)        (0.22)        (0.16)         (0.40)          (0.35)         (0.90)        (2.12)
                            -------       -------       -------        -------         -------        -------       -------
 NET ASSET VALUE, END
OF PERIOD                    $16.74        $16.38        $14.57         $11.85          $15.19         $17.49        $17.31
                            =======       =======       =======        =======         =======        =======       =======
 TOTAL RETURN3                 6.85%        14.04%        24.50%        (19.77)%        (11.20)%         6.60%        15.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $223,800      $122,747      $140,758       $151,165        $234,428       $297,887      $260,282
  Ratios to average net assets4:
  Ratio of expenses to
   average net
   assets                      1.39%         1.36%         1.40%          1.40%           1.10%          1.00%         1.00%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                      1.06%         1.40%         1.24%          1.05%           2.13%          2.52%         2.28%
  Portfolio turnover
   rate5                         26%           49%           92%           114%             77%             7%          107%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses4,6                 1.52%         1.40%         1.40%          1.40%           1.10%          1.00%         1.00%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 52 FINANCIAL HIGHLIGHTS

6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 53

GROWTH FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 31, 1993
For a share outstanding throughout each period

                                        JULY 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                  20051          2004          2003          2002           2001        2000
NET ASSET VALUE, BEGINNING
OF PERIOD                             $     19.35   $     17.19   $     13.21   $     17.68   $     27.05   $     35.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                 (0.11)2       (0.13)2       (0.16)2       (0.18)2         (0.15)        (0.17)
  Net realized and
   unrealized gain (loss)
   on investments                            0.72          2.29          4.14         (4.29)        (9.15)        (3.21)
                                      -----------   -----------   -----------   -----------   -----------   -----------
  Total from investment
   operations                                0.61          2.16          3.98         (4.47)        (9.30)        (3.38)
                                      -----------   -----------   -----------   -----------   -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00          0.00          0.00          0.00          0.00          0.00
  Distributions from net
   realized gain                             0.00          0.00          0.00          0.00         (0.07)        (5.23)
  Total distributions                        0.00          0.00          0.00          0.00         (0.07)        (5.23)
                                      -----------   -----------   -----------   -----------   -----------   -----------
 NET ASSET VALUE, END OF
PERIOD                                $     19.96   $     19.35   $     17.19   $     13.21   $     17.68   $     27.05
                                      ===========   ===========   ===========   ===========   ===========   ===========
 TOTAL RETURN3                               3.15%        12.57%        30.13%       (25.28)%      (34.39)%       (9.23)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $ 1,182,352   $ 1,146,002   $ 1,365,946   $ 1,256,292   $ 2,021,795   $ 3,411,250
  Ratios to average net assets4:
  Ratio of expenses to
   average net assets                        1.48%         1.48%         1.53%         1.58%         1.37%         1.20%
  Ratio of net investment
   income (loss) to
   average net assets                       (1.03)%       (0.77)%       (1.08)%       (1.18)%       (0.71)%       (0.55)%
  Portfolio turnover rate5                     76%           92%          139%          249%          400%          366%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses4,6                    1.52%         1.52%         1.54%         1.59%         1.37%         1.20%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

54 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 29, 1995
For a share outstanding throughout each period

 FOR THE PERIOD             JULY 31,       DEC. 31,      DEC. 31,     DEC. 31,         DEC. 31,          DEC. 31,          OCT. 31,
ENDED:                       20051           2004          2003         2002            2001              20002             2000
 NET ASSET VALUE,
BEGINNING OF PERIOD          $21.33          $19.68        $15.85       $20.28          $25.37             $28.34           $25.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)              0.043            0.09          0.04         0.02           (0.02)             (0.00)4          (0.09)
  Net realized and
   unrealized gain
   (loss) on
   investments                (0.50)           1.66          3.83        (4.45)          (5.07)             (2.65)            3.19
                            --------        -------       -------      -------         -------            ---------        -------
  Total from
   investment
   operations                 (0.46)           1.75          3.87        (4.43)          (5.09)             (2.65)            3.10
                            --------        -------       -------      -------         -------            ---------        -------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                     (0.05)          (0.10)        (0.04)       (0.00)4          0.00               0.00             0.00
  Distributions from
   net realized gain           0.00            0.00          0.00         0.00            0.00              (0.32)           (0.02)
  Total distributions         (0.05)          (0.10)        (0.04)       (0.00)4          0.00              (0.32)           (0.02)
                            --------        -------       -------      ---------       -------            ---------        -------
 NET ASSET VALUE, END
OF PERIOD                    $20.82          $21.33        $19.68       $15.85          $20.28             $25.37           $28.34
                            ========        =======       =======      =========       =======            =========        =======
 TOTAL RETURN5                (2.16)%          8.88%        24.44%      (21.83)%        (20.06)%            (9.33)%          12.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)            $312,828       $465,228      $633,211     $582,081        $886,066          $1,109,155       $1,227,987
  Ratios to average net assets6:
  Ratio of expenses to
   average net
   assets                      1.33%           1.35%         1.38%        1.42%           1.30%              1.07%            1.09%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                      0.33%           0.40%         0.25%        0.08%          (0.09)%            (0.01)%          (0.35)%
  Portfolio turnover
   rate7                         74%            136%          199%         188%            172%                23%             122%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses6,8                 1.47%           1.40%         1.40%        1.43%           1.30%              1.07%            1.09%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3    Calculated based upon average shares outstanding.
4    Amount calculated is less than $0.005.
5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 55

6    Ratios shown for periods of less than one year are annualized.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

56 FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND
INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 30, 1981
For a share outstanding throughout each period

 FOR THE PERIOD            JULY 31,      DEC. 31,      DEC. 31,     DEC. 31,         DEC. 31,          DEC. 31,         OCT. 31,
ENDED:                      20051          2004          2003        2002             2001             20002             2000
 NET ASSET VALUE,
BEGINNING OF PERIOD         $22.75        $20.94        $16.51       $23.55           $34.77            $45.49           $41.52
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)             (0.07)        (0.07)        (0.10)       (0.08)           (0.02)             0.01            (0.16)
  Net realized and
   unrealized gain
   (loss) on
   investments                0.89          1.88          4.53        (6.96)          (11.20)            (4.81)           12.01
                           -------       -------       -------      -------          -------           --------         -------
  Total from
   investment
   operations                 0.82          1.81          4.43        (7.04)          (11.22)            (4.80)           11.85
                           -------       -------       -------      -------          -------           --------         -------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                     0.00          0.00          0.00         0.00            (0.00)3            0.00             0.00
  Distributions from
   net realized gain          0.00          0.00          0.00         0.00             0.00             (5.92)           (7.88)
  Total distributions         0.00          0.00          0.00         0.00            (0.00)3           (5.92)           (7.88)
                           -------       -------       -------      -------          ---------         --------         -------
 NET ASSET VALUE, END
OF PERIOD                   $23.57        $22.75        $20.94       $16.51           $23.55            $34.77           $45.49
                           =======       =======       =======      =======          =========         ========         =======
 TOTAL RETURN4                3.60%         8.64%        26.83%      (29.89)%         (32.27)%          (10.34)%          28.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $468,519      $518,431      $644,131    $588,894         $976,336         $1,574,382       $1,769,430
  Ratios to average net assets5:
  Ratio of expenses to
   average net
   assets                     1.22%         1.20%         1.25%        1.23%            1.11%             0.99%            0.96%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                    (0.50)%       (0.30)%       (0.48)%      (0.37)%          (0.09)%            0.15%           (0.36)%
  Portfolio turnover
   rate                         50%           89%          253%         443%             469%               69%             455%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses5,6                1.40%         1.24%         1.27%        1.24%            1.11%             0.99%            0.96%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3    Amount calculated is less than $0.005.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 57

6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

58 FINANCIAL HIGHLIGHTS

VALUE FUND
INVESTOR CLASS SHARES1-COMMENCED ON FEBRUARY 12, 1997
For a share outstanding throughout each period

                                    JULY 31,        OCT. 31,       OCT. 31,        OCT. 31,         OCT. 31,        OCT. 31,
FOR THE PERIOD ENDED:               20052            2004           2003            2002             2001            2000
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $17.70          $15.97         $12.94          $13.63           $15.33          $12.87
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)                              0.12            0.07           0.09            0.09             0.13            0.15
  Net realized and
   unrealized gain (loss)
   on investments                     1.453            1.72           3.05           (0.69)           (0.39)           2.45
                                   --------        --------       --------        --------         --------        --------
  Total from investment
   operations                          1.57            1.79           3.14           (0.60)           (0.26)           2.60
                                   --------        --------       --------        --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.09)          (0.05)         (0.10)          (0.09)           (0.14)          (0.14)
  Distributions from net
   realized gain                      (0.33)           0.00          (0.01)           0.00            (1.30)           0.00
  Total from distributions            (0.42)          (0.05)         (0.11)          (0.09)           (1.44)          (0.14)
                                   --------        --------       --------        --------         --------        --------
NET ASSET VALUE, END OF
 PERIOD                              $18.85          $17.70         $15.97          $12.94           $13.63          $15.33
                                   ========        ========       ========        ========         ========        ========
 TOTAL RETURN4                         8.95%          11.19%         24.42%          (4.45)%          (1.96)%         20.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $24,476         $19,913         $9,147          $4,799           $2,623          $2,253
  Ratios to average net assets5:
  Ratio of expenses to
   average net assets                  1.20%           1.22%          1.25%           1.19%            1.00%           1.00%
  Ratio of net investment
   income (loss) to
   average net assets                  0.84%           0.39%          0.65%           0.66%            0.94%           0.96%
  Portfolio turnover rate6               32%             25%            31%             32%              16%              9%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses5,7              1.62%           1.51%          1.76%           2.63%            1.00%           1.00%

1    Formerly named Class D shares.
2    In 2005, the Fund changed its fiscal year end from October 31 to July 31.
3    Includes redemption fee of $0.02.
4 Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 59

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds
f

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                                 Advisor Class

WELLS FARGO ADVANTAGE FUNDSSM -  LARGE CAP STOCK FUNDS

Growth Fund

Growth and Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                                         3
Growth Fund                                                  4
Growth and Income Fund                                       8
Description of Principal Investment Risks                   12

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                               14
The Investment Adviser                                      14
The Sub-Advisers and Portfolio Managers                     14
Dormant Multi-Manager Arrangement                           16

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                                         17
How to Buy Shares                                           19
How to Sell Shares                                          21
How to Exchange Shares                                      23
Account Policies                                            25

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                               27
Taxes                                                       28
Financial Highlights                                        29
For More Information Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Brandon M. Nelson, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
12/31/1993
ADVISOR CLASS
Ticker: SGRAX

INVESTMENT OBJECTIVE
The Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o    at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We select equity securities of companies of any size. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We use earnings surprise and revision patterns along with many other financial metrics to assess these criteria. We then combine that company-specific analysis with our assessment of secular and technical trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile or the profitability potential of its business model. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea, when valuation is extended beyond our bullish expectations, or when we see weakness relative to the overall market.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk
     o    Small Company Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                   GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth Fund was organized as the successor fund to the Strong Growth Fund and the Strong Growth 20 Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for the Advisor Class/1/
                                                  as of 12/31 each year
 1996        1997        1998       1999          2000         2001         2002        2003        2004       2005
19.16%      18.69%      26.60%      74.54% /2/    -9.53%      -34.54%      -25.26%     30.06%      12.46%      9.11%

                   BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       54.82%
  Worst Quarter:      Q1    2001       -27.49%


      The Fund's year-to-date performance through September 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                     1 YEAR         5 YEARS        10 YEARS
 ADVISOR CLASS1
    Returns Before Taxes              9.11%          -4.83%         8.24%
    Returns After Taxes on            9.10%          -4.84%         6.49%
  Distributions3
    Returns After Taxes on            5.92%          -4.05%         6.33%
  Distributions and Sale of
   Fund Shares3
 RUSSELL 3000 (Reg. TM)               5.17%          -3.15%         6.47%
  GROWTH INDEX4
  (reflects no deduction for
  expenses or taxes)

1 Advisor Class shares incepted on February 24, 2000. Performance for the Advisor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth Fund, its predecessor fund, and prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Advisor Class expenses.
2 The Growth Fund's calendar year total return for 1999 was primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect such favorable returns to be consistently achieved.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
4 The Russell 3000 (Reg. TM) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (Reg. TM) Growth Index or the Russell 2000 (Reg.
    TM) Growth Index.

6 GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases        None
   (AS A PERCENTAGE OF OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.70%
  Distribution (12b-1) Fees                               0.75%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           2.05%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $   xxx
 3 Years       $   xxx
 5 Years       $   xxx
10 Years       $   xxx

                                                                   GROWTH FUND 7

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
12/29/1995
ADVISOR CLASS
Ticker: SGNAX

INVESTMENT OBJECTIVE
The Growth and Income Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments.Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        GROWTH AND INCOME FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Growth and Income Fund was organized as the successor fund to the Strong Growth and Income Fund and the Strong Large Cap Core Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for the Advisor Class/1/
                                                  as of 12/31 each year
 1996        1997        1998        1999         2000         2001         2002        2003       2004        2005
31.59%      30.07%      32.63%      31.91%       -10.46%      -20.22%      -21.67%     24.42%      8.85%       -1.69%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.28%
  Worst Quarter:      Q1    2001       -17.81%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        10 YEARS
 ADVISOR CLASS1
  Returns Before Taxes                -1.69%          -3.61%         8.35%
  Returns After Taxes on              -1.87%          -3.71%         8.04%
  Distributions2
  Returns After Taxes on              -1.10%          -3.09%         7.22%
Distributions and Sale of
  Fund Shares2
 S&P 500 (Reg. TM) INDEX3              4.91%           0.55%         9.06%
  (reflects no deduction for
  expenses or taxes)

1 Advisor Class shares incepted on February 29, 2000. Performance for the Advisor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth and Income Fund, its predecessor fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

10 GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)
 Maximum sales charge (load) imposed on purchases        None
  (AS A PERCENTAGE OF OFFERING PRICE)
 Maximum deferred sales charge (load)                    None
  (AS A PERCENTAGE OF THE NET ASSET VALUE AT
    PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
 Management Fees1                                         0.70%
 Distribution (12b-1) Fees                                0.75%
 Other Expenses2                                          x.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES                     X.XX%
 Fee Waivers                                              x.xx%
 NET EXPENSES3                                            2.05%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $   xxx
 3 Years       $   xxx
 5 Years       $   xxx
10 Years       $   xxx

                                                       GROWTH AND INCOME FUND 11

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK       Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK        When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                          Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                          Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                          The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK   Investments in foreign securities are subject to more risks than U.S. domestic investments.
                          These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK               The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK             Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK            A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK           We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK               The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK           Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK      Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY INVESTMENT  Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                      stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WELLS CAPITAL MANAGEMENT  (Wells Capital Management), an affiliate of Funds Management, located at 525
INCORPORATED              Market Street, San Francisco, CA 94105, is the sub-adviser for Growth Fund and thereby is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.
BRANDON M. NELSON, CFA    Mr. Nelson joined Wells Capital Management in 2005. Prior to that, he was with Strong
Growth Fund               Capital Management, Inc. (SCM) since 1996 and since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. He earned a bachelor's degree in Business Administration and a M.S. degree in
                          Finance from the University of Wisconsin, Madison, and was selected to participate in the Applied Security Analysis Program.
THOMAS C. OGNAR, CFA      Mr. Ognar joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, Mr. Ognar was a portfolio manager with SCM since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined SCM in
                          January 1998, where he was a senior equity research analyst from October 1998 to
                          2002. Prior to joining SCM, he was a research analyst at M&I Investment Management
                          Corp., and he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. degree in Finance from Miami University and his M.S. degree in Finance from the University of
                          Wisconsin, Madison.

14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

BRUCE C. OLSON, CFA       Mr. Olson joined Wells Capital Management in 2005. Prior to joining Wells Capital
Growth Fund               Management, he was a portfolio manager with SCM and managed separate and institutional accounts since January 1998. Mr. Olson joined SCM in 1994 as director of institutional communications and became an equity research analyst in June 1995.
                          Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. from 1989 to
                          1993. Prior to joining Olson Brothers Inc., he was with The Travelers Corporation,
                          American National Bank and Trust Co. of Chicago, and Minton Investment Corporation.
                          Mr. Olson earned a B.A. degree in Finance and History from Gustavus Adolphus College.

MATRIX ASSET ADVISORS,    (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment
INC.                      sub-adviser for the Growth and Income Fund and thereby is responsible for the day-to-day investment activities of the Growth and Income Fund. Matrix is a registered investment adviser that provides investment advisory services to the
                          Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ             Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Growth and Income Fund    Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                          Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                          President and Chief Investment Officer and was Head of the Investment Policy
                          Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                          He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                          M.B.A. degree, with a concentration in Finance, from New York University Graduate
                          School of Business.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 17

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

18 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Advisor Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

MINIMUM INVESTMENTS            INITIAL PURCHASE                                     SUBSEQUENT PURCHASES
--------------------------     -------------------------------------------------    ---------------------------------------
Regular accounts                $1,000                                               $100
IRAs, IRA rollovers, Roth         $250                                               $100
 IRAs
Employer Sponsored              no minimum                                           no minimum
Retirement Plans

INSTITUTIONS PURCHASING        OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
SHARES DIRECTLY
--------------------------     -------------------------------------------------    ---------------------------------------
Through Your Investment        Contact your investment representative               Contact your investment representative
Representative
--------------------------
By Telephone or Internet       A new account may not be opened by                   To buy additional shares or to buy
--------------------------     telephone or unless the financial intermediary       shares of a new Fund call:
                               has another Wells Fargo Advantage Fund               o Investor Services at
                               account. If the institution does not currently         1-800-222-8222 or
                               have an account, contact your investment             o 1-800-368-7550 for the
                               representative.                                        automated phone system
                                                                                    o or visit our Web site at
                                                                                      www.wellsfargo.com/
                                                                                      advantagefunds.

By Wire                                                                             To buy additional shares, instruct
--------------------------                                                          your bank or financial institution to
                               o Complete and sign your account                     use the same wire instructions
                                 application                                        shown to the left.
                               o Provide the following instructions to your
                                 financial institution:
                                 State Street Bank & Trust
                                 Boston, MA
                                 Bank Routing Number: ABA 011000028
                                 Wire Purchase Account: 9905-437-1
                                 Attention: WELLS FARGO ADVANTAGE FUNDS
                                 (Name of Fund, Account
                                 Number )
                                 Account Name: Provide your
                                 name as registered on the
                                 Fund account
                               -------------------------------------------------
In Person                        Investors are welcome to vist the Funds'           See instructions shown to the left.
--------------------------       Investor Center in person to ask questions or
                                 conduct any Fund transaction. The Investor
                                 Center is located at 100 Heritage Reserve,
                                 Menomonee Falls, Wisconsin 53051.

                                                            HOW TO BUY SHARES 19

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases
Advisor Class shares on your behalf, you should understand the following:
INVESTOR CENTER. Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o DIVIDEND EARNINGS. You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

20 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Advisor Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

INSTITUTIONS SELLING SHARES      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------     ---------------------------------------------------------------------
 DIRECTLY
----------------------------
Through Your Investment          Contact your investment representative
----------------------------     ---------------------------------------------------------------------
 Representative
----------------------------
By Telephone /                   o To speak with an investor services representative 1-800-222-
Electronic Funds Transfer          8222 or use the automated phone system 1-800-368-7550 .
----------------------------
                                 o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other Wells Fargo Advantage Funds.
                                   o Transfers made to a Wells Fargo Bank Account are made
                                   available sooner than transfers to an unaffiliated institution.
                                   o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                   NOTE: Telephone transactions such as redemption requests
                                   made over the phone generally require only one of the
                                   account owners to call unless you have instructed us
                                   otherwise.
                                  --------------------------------------------------------------------
By Wire                           o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------
                                  o Be prepared to provide information of the commercial bank that is a member of the Federal Reserve wire system.
                                  o Redemption proceeds are usually wired to the redeeming
                                    financial intermediary the following business day.
                                  ---------------------------------------------------------------------
By Internet                       Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------      ---------------------------------------------------------------------
In Person                         Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                                  Center is located at 100 Heritage Reserve, Menomonee Falls,
                                  Wisconsin 53051.
----------------------------      ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     o DIVIDEND EARNINGS. Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

     o REDEMPTION FEES. Your redemptions are net of any applicable redemption fee.

     o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

                                                           HOW TO SELL SHARES 21

     o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

22 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such

                                                       HOW TO EXCHANGE SHARES 23
financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

24 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

                                                             ACCOUNT POLICIES 25

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

26 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Growth and Income Fund, make distributions of any net investment income and any realized net capital gains annually. The Growth and Income Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 27

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

28 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 29

GROWTH FUND
ADVISOR CLASS SHARES-COMMENCED ON FEBRUARY 24, 2000
For a share outstanding throughout each period

                                  JULY 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
FOR THE PERIOD ENDED:             20051            2004            2003            2002            2001           20002
NET ASSET VALUE, BEGINNING
 OF PERIOD                         $19.22          $17.09          $13.14          $17.58          $26.96          $43.74
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
  (loss)                            (0.10)3         (0.15)3         (0.16)3         (0.17)3         (0.15)          (0.02)
 Net realized and
  unrealized gain (loss)
  on investments                     0.72            2.28            4.11           (4.27)          (9.16)         (11.53)
                                 ----------      ----------      ----------      ----------      --------        --------
 Total from investment
  operations                         0.62            2.13            3.95           (4.44)          (9.31)         (11.55)
                                 ----------      ----------      ----------      ----------      --------        --------
LESS DISTRIBUTIONS:
 Distributions from net
  investment income                  0.00            0.00            0.00            0.00            0.00            0.00
 Distributions from net
  realized gain                      0.00            0.00            0.00            0.00           (0.07)          (5.23)
 Total distributions                 0.00            0.00            0.00            0.00           (0.07)          (5.23)
                                 ----------      ----------      ----------      ----------      --------        --------
NET ASSET VALUE, END OF
 PERIOD                            $19.84          $19.22          $17.09          $13.14          $17.58          $26.96
                                 ==========      ==========      ==========      ==========      ========        ========
TOTAL RETURN4                        3.23%          12.46%          30.06%         (25.26)%        (34.54)%        (26.21)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $9,762          $6,357          $9,294          $9,764         $14,292          $4,175
 Ratios to average net assets5:
 Ratio of expenses to
  average net assets                 1.39%           1.54%           1.55%           1.56%           1.65%           1.92%
 Ratio of net investment
  income (loss) to
  average net assets                (0.93)%         (0.86)%         (1.10)%         (1.16)%         (1.03)%         (0.91)%
 Portfolio turnover rate6              76%             92%            139%            249%            400%            366%
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses5,7             1.43%           1.59%           1.57%           1.56%           1.65%           2.00%

1    In 2005, the Fund changed its fiscal year-end from December 31 to July 31.
2 For the period from February 24, 2000 (commencement of Class) through December 31, 2000.
3    Calculated based upon average shares outstanding.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30 FINANCIAL HIGHLIGHTS

GROWTH AND INCOME FUND
ADVISOR CLASS SHARES-COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period

FOR THE PERIOD              JULY 31,      DEC. 31,     DEC. 31,      DEC. 31,        DEC. 31,        DEC. 31,        OCT. 31,
 ENDED:                      20051         2004         2003           2002            2001           20002           20003
NET ASSET VALUE,
 BEGINNING OF PERIOD         $21.21        $19.57       $15.77         $20.20          $25.32          $28.29         $29.15
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
   income (loss)              0.055          0.08        0.055           0.04           (0.04)          (0.00)4        (0.05)
  Net realized and
   unrealized gain
   (loss) on
   investments                (0.51)         1.65         3.80          (4.41)          (5.08)          (2.65)         (0.81)
                           --------      --------     --------       --------        --------        ----------     --------
  Total from
   investment
   operations                 (0.46)         1.73         3.85          (4.37)          (5.12)          (2.65)         (0.86)
                           --------      --------     --------       --------        --------        ----------     --------
LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                     (0.05)        (0.09)       (0.05)         (0.06)           0.00            0.00           0.00
  Distributions from
   net realized gain           0.00          0.00         0.00           0.00            0.00           (0.32)          0.00
  Total distributions         (0.05)        (0.09)       (0.05)         (0.06)           0.00           (0.32)          0.00
                           --------      --------     --------       --------        --------        ----------     --------
NET ASSET VALUE, END
 OF PERIOD                   $20.70        $21.21       $19.57         $15.77          $20.20          $25.32         $28.29
                           ========      ========     ========       ========        ========        ==========     ========
TOTAL RETURN6                 (2.14)%        8.85%       24.42%        (21.67)%        (20.22)%         (9.35)%        (2.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)             $5,007        $6,068       $8,631        $10,347         $13,823          $4,704           $455
  Ratios to average net assets7:
  Ratio of expenses to
   average net
   assets                      1.25%         1.38%        1.34%          1.26%           1.53%           1.28%          1.31%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                      0.42%         0.36%        0.29%          0.24%          (0.28)%         (0.24)%        (0.74)%
  Portfolio turnover
   rate8                         74%          136%         199%           188%            172%             23%           122%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses7,9                 1.39%         1.44%        1.35%          1.27%           1.53%           1.28%          1.31%

1    In 2005, the Fund changed its fiscal year-end from December 31 to July 31.
2    In 2000, the Fund changed its fiscal year-end from October 31 to December
     31.
3 For the period from February 29, 2000 (commencement of class) to October 31, 2000.
4    Amount calculated is less than $0.005.
5    Calculated based upon average shares outstanding.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 31

8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
9 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                                     Class Z

WELLS FARGO ADVANTAGE FUNDSSM - LARGE CAP STOCK FUNDS

Large Company Core Fund

U.S. Value Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                              3
Large Company Core Fund                           4
U.S. Value Fund                                   8
Description of Principal Investment Risks        11

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                    13
The Investment Adviser                           13
The Sub-Advisers and Portfolio Managers          13
Dormant Multi-Manager Arrangement                14

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                              15
How to Open an Account                           16
How to Buy Shares                                18
How to Sell Shares                               21
How to Exchange Shares                           23
Account Policies                                 25

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                    27
Taxes                                            28
Financial Highlights                             29
For More Information
Back Cover

  Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Large Company Core Fund and U.S. Value Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

FUND INCEPTION:
11/3/1997
CLASS Z
Ticker: WLCZX

INVESTMENT OBJECTIVE
The Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       LARGE COMPANY CORE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Large Company Core Fund was organized as the successor fund to the Strong Advisor Large Company Core Fund.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns for Class Z/1/
                                    as of 12/31 each year
 1998        1999        2000         2001         2002        2003        2004       2005
11.88%      24.84%       -1.46%      -10.72%      -14.44%     22.93%      10.69%      -1.66%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       19.95%
  Worst Quarter:      Q2    2002       -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        LIFE OF FUND1
 CLASS Z1
    Returns Before Taxes              -7.32%          -0.74%            3.89%
    Returns After Taxes on           -12.08%          -2.43%            2.27%
  Distributions2
    Returns After Taxes on            -4.35%          -1.44%            2.57%
  Distributions and Sale of
  Fund Shares2
 S&P 500 (Reg. TM) INDEX3              4.91%           0.55%            5.15%
  (reflects no deduction for
  expenses or taxes)

1 Class Z shares incepted on April 11, 2005. Performance for the Class Z shares of the Fund reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Dividend Fund. Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns in the table include Class A fees and expenses that are not applicable to and are lower than those of the Class Z shares. Returns for the Class and Index in the Life of Fund column are shown as of the Fund inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's.

6 LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
(AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $  xxx
 3 Years       $  xxx
 5 Years       $  xxx
10 Years       $  xxx

                                                       LARGE COMPANY CORE FUND 7

U.S. VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Robert J. Costomiris, CFA

FUND INCEPTION:
12/29/1995
CLASS Z
Ticker: SEQIX

INVESTMENT OBJECTIVE
The U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in U.S. securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. securities of large-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define large-capitalization companies as those with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the upside reward as well as the downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when sentiment is low. We believe buying a stock when the prevailing sentiment is low allows us to limit the potential downside and allows us to participate in the potential upside should the business fundamentals improve. We consider selling a stock when it appreciates to our target price without changes to its fundamentals, when the fundamentals deteriorate, when it is forced out of the portfolio by a better idea, or when sentiment improves significantly.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Counter-Party Risk
     o    Derivatives Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

8 U.S. VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the U.S. Value Fund was organized as the successor fund to the Strong Advisor U.S. Value Fund and the Strong Strategic Value Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                                     Calendar Year Total Returns for Class Z/1/
                                                as of 12/31 each year
 1996        1997        1998        1999        2000         2001         2002        2003        2004       2005
28.10%      31.31%      22.65%      15.05%       -1.74%      -11.72%      -16.86%     30.23%      14.11%      1.76%

                      BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.02%
  Worst Quarter:      Q3    2002       -18.08%

      The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 CLASS Z1
  Returns Before Taxes                1.76%         2.11%         9.98%
  Returns After Taxes on             -0.79%         0.73%         8.81%
  Distributions2
  Returns After Taxes on              3.60%         1.36%         8.38%
Distributions and Sale of
 Fund Shares2
 Russell 1000 (Reg. TM)               7.05%         5.27%        10.93%
  Value Index3
  (reflects no deduction for
  expenses or taxes)

1 Class Z shares incepted on December 29, 1995. Performance for the Class Z shares of the Fund prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor U.S. Value Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                               U.S. VALUE FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                    None
  (load) imposed on purchases
(AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales                                  None
  charge (load) (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                        0.75%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses2                                         x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                    X.XX%
  Fee Waivers                                             x.xx%
  NET EXPENSES3                                           1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $  xxx
 3 Years       $  xxx
 5 Years       $  xxx
10 Years       $  xxx

10 U.S. VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK             Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK              When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                                Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                                Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK                The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                                The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK         Investments in foreign securities are subject to more risks than U.S. domestic investments.
                                These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK                     The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

LEVERAGE RISK                   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                  A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                 We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                     The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK                 Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

WELLS CAPITAL MANAGEMENT        I(Wells Capital Management), an affiliate of Funds Management, located at 525
NCORPORATED                     Market Street, San Francisco, CA 94105, is the sub-adviser for U.S. Value Fund and thereby is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ROBERT J. COSTOMIRIS, CFA       Mr. Costomiris joined Wells Capital Management in 2005 as a portfolio manager. Prior
U.S. Value Fund                 to that he was a portfolio manager with Strong Capital Management, Inc. (SCM) since
                                2001. Prior to joining SCM, he served as the Director of Research at Thomson
                                Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with
                                Hewitt Associates. He earned his B.S. degree in chemical engineering from the
                                University of Pennsylvania and his M.B.A. degree, specializing in Finance and
                                Accounting, from the University of Chicago Graduate School of Business.

                                            ORGANIZATION AND MANAGEMENT OF THE FUNDS 13
MATRIX ASSET ADVISORS, INC.     (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

DAVID A. KATZ                   Mr. Katz is the President and Chief Investment Officer of Matrix. Mr. Katz chairs the
Large Company Core Fund         Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from 1996 until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value
                                Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice
                                President and Chief Investment Officer and was Head of the Investment Policy
                                Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors.
                                He earned his B.A. degree in Economics, summa cum laude, from Union College and his
                                M.B.A. degree, with a concentration in Finance, from New York University Graduate
                                School of Business.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 15

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

INVESTORS who may purchase Class Z Shares:
You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

o Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;

o Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;

o Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;

o Employer-sponsored retirement plans, and their participants, for which Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;

o Certain institutional investors purchasing more than $1 million of Class Z shares;

o Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);

o    Any Internal Revenue Code Section 529 plans;

o    Any accounts in a fee-based advisory program managed by Funds Management;
     and

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     o    through a brokerage account with an approved selling agent; or

     o through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

16 HOW TO OPEN AN ACCOUNT

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                      SUBSEQUENT PURCHASES
-----------------------------    --------------------------------------------------    -------------------------------------
Regular accounts                  $2,500                                                $100
Automatic Investment Plans        $   50                                                $ 50
IRAs, IRA rollovers, Roth         $ 1000                                                $100
 IRAs
UGMA/UTMA accounts                $   50                                                $ 50
Employer Sponsored                no minimum                                            no minimum
Retirement Plans
BUYING SHARES                    OPENING AN ACCOUNT                                    ADDING TO AN ACCOUNT
-----------------------------    --------------------------------------------------    -------------------------------------
Through Your Investment          Contact your investment representative                Contact your investment
Representative                                                                         representative
-----------------------------    --------------------------------------------------    -------------------------------------
By Mail                          o Complete and sign your account                      o Fill out the deposit slip from
-----------------------------      application                                           your account statement. If you
                                 o Mail the application with your check made             do not have a slip, include a
                                   payable to the Fund to Investor Services at:          note with your name, the Fund
                                                                                         name, and your account number.

                                                 REGULAR MAIL
                                 -------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS                  o Mail the deposit slip or note
                                                 P.O. Box 8266                           with your check made payable
                                             Boston, MA 02266-8266                       to the Fund to the address on
                                                                                         the left.

                                                 OVERNIGHT ONLY
                                 -------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                          Attn: CCSU-Boston Financial
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                                 --------------------------------------------------

By Telephone                     A new account may not be opened by                    To buy additional shares or to buy
-----------------------------    telephone unless you have another Wells               shares of a new Fund call:
                                 Fargo Advantage Fund account with your                o Investor Services at
                                 bank information on file. If you do not                 1-800-222-8222 or
                                 currently have an account, refer to the section       o 1-800-368-7550 for the
                                 on buying shares by mail or wire.                       automated phone system
                                 --------------------------------------------------    -------------------------------------

18 HOW TO BUY SHARES

BUYING SHARES
------------------------------------------------------------------------------------------------------------------------------
                                 OPENING AN ACCOUNT                                    ADDING TO AN ACCOUNT
                                 ----------------------------------------------        ---------------------------------------
By Wire                          o Complete and sign your account                      To buy additional shares, instruct
-----------------------------                                                          your bank or financial institution to
                                 o Provide the following instructions to your          application use the same wire instructions
                                   financial institution:                              shown to the left.
                                   State Street Bank & Trust                           ----------------------------------------
                                   Boston, MA
                                   Bank Routing Number: ABA 011000028
                                   Wire Purchase Account: 9905-437-1
                                   Attention: WELLS FARGO ADVANTAGE FUNDS
                                   (Name of Fund, Account
                                   Number and any applicable
                                   share class)
                                   Account Name: Provide your
                                   name as registered on the
                                   Fund account



                                 ----------------------------------------------
By Internet                      A new account may not be opened by                    o To buy additional shares or
-----------------------------    Internet unless you have another Wells Fargo            buy shares of a new Fund,
                                 Advantage Fund account with your bank                   visit our Web site at
                                 information on file. If you do not currently            www.wellsfargo.com/
                                 have an account, refer to the section on                advantagefunds.
                                 buying shares by mail or wire.
                                 ----------------------------------------------
                                                                                       o Subsequent online
                                                                                         purchases have a minimum
                                                                                         of $100 and a maximum of
                                                                                         $100,000.

In Person                        Investors are welcome to visit the Funds'             See instructions shown to the left.
                                 Investor Center in person to ask questions or
                                 conduct any Fund transaction. The Investor
                                 Center is located at 100 Heritage Reserve,
                                 Menomonee Falls, Wisconsin 53051.

-------------- ---------------------------------------------- --------

GENERAL NOTES FOR BUYING SHARES

     o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

          o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     o INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

                                                            HOW TO BUY SHARES 19

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

20 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

SELLING SHARES                   TO SELL SOME OR ALL OF YOUR SHARES
---------------------------      ------------------------------------------------------------------
Minimum Redemption               $100 (or remainder of account balance)
---------------------------      ------------------------------------------------------------------
Through Your Investment          Contact your investment representative
---------------------------      ------------------------------------------------------------------
 Representative
---------------------------
By Mail                          o Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                                   dollar amount you wish to receive (or write "Full Redemption"
                                   to redeem your remaining account balance) to the address
                                   below.
                                 o Make sure all account owners sign the request exactly as their names appear on the account application.
                                 o A medallion guarantee may be required under certain
                                   circumstances (see "Medallion Guarantees").
                                                               REGULAR MAIL
---------------------------      ------------------------------------------------------------------
                                                   WELLS FARGO ADVANTAGE FUNDS
                                                          P.O. Box 8266
                                                      Boston, MA 02266-8266
                                                         OVERNIGHT ONLY
                                 -------------------------------------------------------------------
                                                   WELLS FARGO ADVANTAGE FUNDS
                                                   Attn: CCSU-Boston Financial
                                                           30 Dan Road
                                                      Canton, MA 02266-2809
                                 -------------------------------------------------------------------
By Telephone /                   o Call an Investor Services representative at 1-800-222-8222.
Electronic Funds Transfer        o Use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
---------------------------
                                 o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                   application or subsequently in writing.
                                 o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                                 o Transfers made to a Wells Fargo Bank account are made
                                   available sooner than transfers to an unaffiliated institution.
                                 o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                   NOTE: Telephone transactions such as redemption requests
                                   made over the phone generally require only one of the
                                   account owners to call unless you have instructed us
                                   otherwise.
                                 ------------------------------------------------------------------

                                                           HOW TO SELL SHARES 21

 SELLING SHARE                   TO SELL SOME OR ALL OF YOUR SHARES
 -------------                   ---------------------------------------------------------------------
 By Wire                         o Wire requests are sent to your linked bank account same day if
 -------------                     your request to redeem is received before that Fund's close.
                                 o Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the
                                   NYSE close.
                                 --------------------------------------------------------------------
 By Internet                     Visit our Web site at www.wellsfargo.com/advantagefunds
 ------------                    --------------------------------------------------------------------
 In Person                       Investors are welcome to vist the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                                 Center is located at 100 Heritage Reserve, Menomonee Falls,
                                 Wisconsin 53051.

 ------------- --------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

o WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

22 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to

                                                       HOW TO EXCHANGE SHARES 23
discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

24 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

     o    must have a Fund account valued at $10,000 or more;

     o    must have your distributions reinvested; and

     o    may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually

                                                             ACCOUNT POLICIES 25
and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

26 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the U.S. Value Fund, make distributions of any net investment income and any realized net capital gains monthly. The U.S. Value Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 27

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

28 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 29

LARGE COMPANY CORE FUND
CLASS Z SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

NET ASSET VALUE, BEGINNING OF PERIOD                     JULY 31, 20051

INCOME FROM INVESTMENT OPERATIONS:                                 $9.13
 Net investment income (loss)                                      0.002
 Net realized and unrealized gain (loss)
  on investments                                                    0.16
                                                       -----------------
 Total from investment operations                                   0.16
                                                       -----------------
LESS DISTRIBUTIONS:
 Distributions from net investment income                           0.00
 Distributions from net realized gain                               0.00
 Total distributions                                                0.00
                                                       -----------------
NET ASSET VALUE, END OFPERIOD                                      $9.29
                                                       =================
TOTAL RETURN3
RATIOS/SUPPLEMENTAL DATA:                                           1.75%
 Net assets, end of period (000s)                                $48,481
 Ratios to average net assets4:
 Ratio of expenses to average net assets                            1.43%
 Ratio of net investment income (loss) to
  average net assets                                                0.15%
 Portfolio turnover rate5                                             75%
 Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses4,6                                                       1.71%

1 For the period from April 11, 2005 (commencement of Class) through July 31, 2005.
2    Amount calculated is less than $0.005.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30 FINANCIAL HIGHLIGHTS

US VALUE FUND
CLASS Z SHARES-COMMENCED ON DECEMBER 29, 1995
For a share outstanding throughout each period

 FOR THE PERIOD                  JULY 31,      DEC. 31,      DEC. 31,        DEC. 31,       DEC. 31,        DEC. 31,       OCT. 31,
ENDED:                            20051          2004          2003           2002            2001           20003           2000
 NET ASSET VALUE,
BEGINNING OF PERIOD                $18.68        $17.77        $13.74        $17.87           $20.65         $21.63          $20.58
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)                    0.072          0.20          0.15    0.05 2                 0.11           0.03            0.05
  Net realized and
   unrealized gain
   (loss) on
   investments                       0.36          2.24          3.99         (2.79)           (2.53)         (0.52)           1.53
                                  -------       -------       -------   ------------         -------        --------        -------
  Total from
   investment
   operations                        0.43          2.44          4.14         (2.74)           (2.42)         (0.49)           1.58
                                  -------       -------       -------   ------------         -------        --------        -------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                           (0.05)        (0.19)        (0.11)        (0.03)           (0.11)         (0.03)          (0.05)
  Distributions from
   net realized gain                (0.29)        (1.34)         0.00         (1.36)           (0.25)         (0.46)          (0.48)
  Total distributions               (0.34)        (1.53)        (0.11)        (1.39)           (0.36)         (0.49)          (0.53)
                                  -------       -------       -------   ------------         -------        --------        -------
 NET ASSET VALUE, END
OF PERIOD                          $18.77        $18.68        $17.77        $13.74           $17.87         $20.65          $21.63
                                  =======       =======       =======   ============         =======        ========        =======
 TOTAL RETURN4                       2.41%        14.11%        30.23%       (16.86)%         (11.72)%        (2.17)%          7.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                 $157,495      $252,256      $158,963      $197,477         $186,423        $250,920       $252,386
 RATIOS TO AVERAGE NET ASSETS:5
  Ratio of expenses to
   average net
   assets                            1.34%         1.32%         1.55%         1.90%            1.22%          1.06%           1.04%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                            0.64%         1.16%         0.83%         0.34%            0.58%          0.76%           0.30%
  Portfolio turnover
   rate6                               14%           47%           53%           90%             116%            14%             47%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses5, 7                      1.48%         1.37%         1.58%         1.91%            1.22%          1.06%           1.04%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2    Calculated based upon average shares outstanding.
3    In 2000, the Fund changed its fiscal year end from October 31 to December
     31.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5    Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 31

7 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                DECEMBER 1, 2006

                                   Prospectus

                               Administrator Class

WELLS FARGO ADVANTAGE FUNDS/SM/ -  401(K) PLAN FUNDS

Capital Growth Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                                        3
Capital Growth Fund                                         4
Description of Principal Investment Risks                   8

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                              10
The Investment Adviser                                     10
The Sub-Adviser and Portfolio Managers                     10
Dormant Multi-Manager Arrangement                          11

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares                                        12
How to Buy Shares                                          14
How to Sell Shares                                         16
How to Exchange Shares                                     18
Account Policies                                           20

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                                              21
Taxes                                                      22
Financial Highlights                                       23
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o    what the Fund is trying to achieve;

o    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
MICHAEL HARRIS, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
11/3/1997
ADMINISTRATOR CLASS
Ticker: WFCDX

INVESTMENT OBJECTIVE
The Capital Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of large-capitalization companies; and

o up to 25% of the Fund's total assets in foreign securities through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of large-capitalization companies that we believe offer the potential for capital growth. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow. We typically use a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when we believe it no longer offers attractive growth prospects or when we wish to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     o    Active Trading Risk
     o    Counter-Party Risk
     o    Derivatives Risk
     o    Foreign Investment Risk
     o    Issuer Risk
     o    Leverage Risk
     o    Liquidity Risk
     o    Management Risk
     o    Market Risk
     o    Regulatory Risk
     o    Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           CAPITAL GROWTH FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Capital Growth Fund was organized as the successor fund to the Strong Large Company Growth Fund and the Strong Endeavor Fund.

[GRAPHIC APPEARS HERE]

                 Calendar Year Total Returns for the Administrator Class/1/
                                   as of 12/31 each year
 1998        1999       2000        2001         2002        2003        2004       2005
14.83%      52.14%      3.35%      -8.97%      -18.09%     25.79%      18.06%      10.00%

             BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       29.98%
  Worst Quarter:      Q2    2002       -13.18%

          The Fund's year-to-date performance through September 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEAR        LIFE OF FUND1
 ADMINISTRATOR CLASS1
  Returns Before Taxes                10.00%          4.02%            10.26%
  Returns After Taxes on               9.25%          3.51%             9.04%
  Distributions2
  Returns After Taxes on               6.82%          3.15%             8.28%
Distributions and Sale of
  Fund Shares3
 RUSSELL 1000 (Reg. TM)                5.26%         -3.58%             2.52%
  GROWTH INDEX4
  (reflects no deduction for
  expenses or taxes)

1 Administrator Class shares incepted on June 30, 2003. Performance for the Administrator Class shares of the Fund prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Large Company Growth Fund and prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund and prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund, its predecessor funds. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities. Returns for the Class and Index in the Life of Fund column are shown as of the Fund's inception date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russel 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 6 CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge                                      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                      None
   (AS A PERCENTAGE OF THE NET ASSET VALUE AT
   PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees1                                          0.75%
  Distribution (12b-1) Fees                                 0.00%
  Other Expenses2                                           x.xx%
  TOTAL ANNUAL FUND OPERATING EXPENSES                      X.XX%
  Fee Waivers                                               x.xx%
  NET EXPENSES3                                             1.25%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through November 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          o    Your investment has a 5% return each year;
          o    You reinvest all dividends and distributions; and
          o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 Year        $  xxx
 3 Years       $  xxx
 5 Years       $  xxx
10 Years       $  xxx

                                                           CAPITAL GROWTH FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for the Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK      Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DERIVATIVES RISK         The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.
                         The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
FOREIGN INVESTMENT RISK  Investments in foreign securities are subject to more risks than U.S. domestic investments.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
ISSUER RISK              The value of the security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.
REGULATORY RISK          Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK     Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.

                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended July 31, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

WELLS CAPITAL MANAGEMENT (Wells Capital Management), an affiliate of Funds Management, located at 525
INCORPORATED             Market Street, San Francisco, CA 94105, is the sub-adviser for Capital Growth
                         Fund and thereby is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

MICHAEL HARRIS, CFA      Mr. Harris joined Wells Capital Management in 2005. In addition to serving as portfolio
Capital Growth Fund      manager for the Fund, he currently serves as a portfolio manager for the Fundamental
                         Large and Large Select Growth portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital
                         Management, Mr. Harris was with Strong Capital Management, Inc., (SCM) since 2000.
                         Before joining SCM, Mr. Harris was responsible for assisting in the research and portfolio management for Conseco Capital Management equity portfolios. Mr. Harris earned his B.S. degree in Business Administration with a major in Finance from
                         Southeast Missouri State University and his M.B.A. degree in Finance from Indiana
                         University.

 10 ORGANIZATION AND MANAGEMENT OF THE FUND

THOMAS J. PENCE, CFA     Mr. Pence joined Wells Capital Management in 2005. Prior to joining Wells Capital
Capital Growth Fund      Management, he was a portfolio manager at SCM since October 2000. Prior to joining
                         SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of
                         Conseco Capital Management, Inc. (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the
                         Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in
                         Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 12 PRICING FUND SHARES

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

                                                          PRICING FUND SHARES 13

HOW TO BUY SHARES
--------------------------------------------------------------------------------

401(K) plan administrators can open a 401(K) plan account through the Fund's Administrator Class shares. Administrator Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

MINIMUM INVESTMENTS
Institutions are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived or reduced for certain Institutions.

INSTITUTIONS PURCHASING
SHARES DIRECTLY               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------    ----------------------------------------------     -------------------------------------
Through Your Investment       Contact your investment representative             Contact your investment
Representative                                                                   representative
--------------------------    ----------------------------------------------     -------------------------------------
By Telephone or Internet      A new account may not be opened by                 To buy additional shares or to buy
--------------------------    telephone or internet unless the financial         shares in a new Fund:
                              intermediary has another Wells Fargo               o Call Investor Services at 1-800-
                              Advantage Fund account. If the institution           222-8222 or
                              does not currently have an account, contact
                              your investment representative.                    o Call 1-800-368-7550 for the
                              ----------------------------------------------       automated phone system or
                                                                                 o visit our Web site at
                                                                                   www.wellsfargo.com/
                                                                                   advantagefunds
                                                                                 --------------------------------------
By Wire                                                                          To buy additional shares, instruct
--------------------------    o Complete and sign the Administrator              your bank or financial institution to
                                account application                              use the same wire instructions
                                                                                 shown to the left.
                              o Call Investor services at 1-800-222-8222 for     --------------------------------------
                                faxing instructions

                              o Usethe following wiring instructions:
                                State Street Bank & Trust
                                Boston, MA
                                Bank Routing Number: ABA 011000028
                                Wire Purchase Account: 9905-437-1
                                Attention: WELLS FARGO ADVANTAGE FUNDS
                                (Name of Fund, Account
                                Number )
                                Account Name: Provide your
                                name as registered on the

                              Fund account
                              -----------------------------------------------
In Person                     Investors are welcome to vist the Funds'           See instructions shown to the left.
                              Investor Center in person to ask questions or
                              conduct any Fund transaction. The Investor
                              Center is located at 100 Heritage Reserve,
                              Menomonee Falls, Wisconsin 53051.
---------------------------   -----------------------------------------------    --------------------------------------

 14 HOW TO BUY SHARES

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

o DIVIDEND EARNINGS. You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 15

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

INSTITUTIONS SELLING SHARES      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------     ---------------------------------------------------------------------
DIRECTLY
----------------------------
Through Your Investment          Contact your investment representative
----------------------------     ---------------------------------------------------------------------
Representative
----------------------------
By Telephone /                   o To speak with an investor services representative 1-800-222-
Electronic Funds Transfer          8222 or use the automated phone system 1-800-368-7550 .
----------------------------
                                 o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other Wells Fargo Advantage Funds.
                                 o Transfers made to a Wells Fargo Bank Account are made
                                   available sooner than transfers to an unaffiliated institution.
                                 o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                   NOTE: Telephone transactions such as redemption requests
                                   made over the phone generally require only one of the
                                   account owners to call unless you have instructed us
                                   otherwise.
                                 ---------------------------------------------------------------------
By Wire                          o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------
                                 o Be prepared to provide information of the commercial bank that is a member of the Federal Reserve wire system.
                                 o Redemption proceeds are usually wired to the redeeming
                                   financial intermediary the following business day.
                                 ---------------------------------------------------------------------
By Internet                      Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------     ---------------------------------------------------------------------
In Person                        Investors are welcome to visit the Funds' Investor Center in person to ask questions or conduct any Fund transaction. The Investor
                                 Center is located at 100 Heritage Reserve, Menomonee Falls,
                                 Wisconsin 53051.
----------------------------     ---------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES:

     o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     o DIVIDEND EARNINGS. Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

          o REDEMPTION FEES. Your redemptions are net of any applicable redemption fee.

     o RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

 16 HOW TO SELL SHARES

     o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     o RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 17

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

o You should carefully read the prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Fund may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such

 18 HOW TO EXCHANGE SHARES
financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 19

ACCOUNT POLICIES
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 20 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income and any realized net capital gains annually. The Dividend Income Fund, Growth and Income Fund and U.S. Value Fund make distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 21

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further federal income tax information.

As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) Plan, you will only be taxed on you investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

 22 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 23

CAPITAL GROWTH FUND
ADMINISTRATOR CLASS SHARES-COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period

                                               JULY 31,           DEC. 31,           DEC. 31,
FOR THE PERIOD ENDED:                           20051              2004               20032
NET ASSET VALUE, BEGINNING OF PERIOD           $15.82             $13.40              $11.96

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                   (0.02)3            (0.01)              (0.00)8

 Net realized and unrealized gain (loss)
  on investments                                 0.91              2.434               1.445
                                          -----------       ----------          ------------
 Total from investment operations                0.89               2.42                1.44
                                          -----------       ----------          ------------
LESS DISTRIBUTIONS:
 Distributions from net investment income        0.00               0.00                0.00
 Distributions from net realized gain           (0.01)              0.00                0.00

 Total distributions                            (0.01)              0.00                0.00
                                          -----------       ----------          ------------
NET ASSET VALUE, END OF PERIOD                 $16.70             $15.82              $13.40
                                          ===========       ==========          ============

TOTAL RETURN6                                    5.64%             18.06%              12.04%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $75,840             $4,895              $1,026
 Ratios to average net assets7:
 Ratio of expenses to average net assets         0.93%              0.94%               0.94%
 Ratio of net investment income (loss) to
  average net assets                            (0.24)%            (0.08)%             (0.03)%
 Portfolio turnover rate9                          57%               239%                229%
 Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses7,10                                   1.27%              1.32%               2.13%

1    In 2005, the Fund changed its fiscal year end from December 31 to July 31.
2 For the period from June 30, 2003 (commencement of Class) through December 31, 2003.
3    Calculated based upon average shares outstanding.
4    Includes redemption fee of $0.01.
5    Includes redemption fee of $0.02.
6 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
7    Ratios shown for periods of less than one year are annualized.
8    Amount calculated is less than $0.005.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
10 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 24 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

                    ICA Reg. No. 811-09253

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved.
                             www.wellsfargo.com/advantagefunds

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2006

                   WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND
                   WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND
                WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUNDSM
                  WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUNDSM
                    WELLS FARGO ADVANTAGE EQUITY INDEX FUND
                       WELLS FARGO ADVANTAGE GROWTH FUND
                  WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND
                  WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND
                 WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND
                     WELLS FARGO ADVANTAGE U.S. VALUE FUND
                        WELLS FARGO ADVANTAGE VALUE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven series of the Trust in the Wells Fargo Advantage family of funds - the WELLS FARGO ADVANTAGE CAPITAL GROWTH, DIVIDEND INCOME, ENDEAVOR LARGE CAP, ENDEAVOR SELECT, EQUITY INDEX, GROWTH, GROWTH AND INCOME, LARGE CAP GROWTH, LARGE COMPANY CORE, U.S. VALUE AND VALUE FUNDS (each, a "Fund" and collectively, the "Funds"). Each Fund, except the Endeavor Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class A, Class B and Class C shares of the Value Fund are currently closed to new investors. Please see the Class A, Class B and Class C shares prospectus for further details. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class. Prior to December 1, 2005, the Investor Class of the Wells Fargo Advantage Value Fund was named Class D.

                         CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INVESTOR     INSTITUTIONAL
FUND                     A, B, C       Z           CLASS          CLASS        CLASS          CLASS
 Capital Growth                                      o                           o              o
 Dividend Income                                     o                           o
 Endeavor Large Cap        o
 Endeavor Select           o                         o                                          o
 Equity Index              o1
 Growth                    o2                        o              o            o              o
 Growth and Income                                   o              o            o              o
 Large Cap Growth                                                                o
 Large Company Core        o           o             o
 U.S. Value                o           o             o
 Value                     o                         o                           o

------
1   Offers Class A and Class B shares only.
2   Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated December 1, 2006. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended July 31, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.
{SAI - FILENET AND PIECE CODE}

Additional Information about the S&P 500 Index
----------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
MANAGEMENT                                                              14
 Trustees and Officers                                                  14
 Investment Adviser                                                     18
 Investment Sub-Advisers                                                21
 Portfolio Managers                                                     23
 Administrator                                                          28
 Distributor                                                            31
 Shareholder Servicing Agent                                            32
 Custodian                                                              33
 Fund Accountant                                                        33
 Transfer and Distribution Disbursing Agent                             33
 Underwriting Commissions                                               33
 Code of Ethics                                                         34
DETERMINATION OF NET ASSET VALUE                                        34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          35
PORTFOLIO TRANSACTIONS                                                  38
FUND EXPENSES                                                           41
FEDERAL INCOME TAXES                                                    42
PROXY VOTING POLICIES AND PROCEDURES                                    48
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       49
CAPITAL STOCK                                                           51
OTHER INFORMATION                                                       59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           60
FINANCIAL INFORMATION                                                   60

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     On February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Equity Index Fund described in this SAI was created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Value Fund (formerly named the C&B Tax-Managed Value
Fund) described in this SAI was created as part of the reorganization of certain of the portfolios of AIC Trust into certain Funds of the Trust. The Capital Growth, Dividend Income, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core and U.S. Value Funds described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDSSM, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the predecessor portfolios' adviser to "adopt"/support a reorganization of the predecessor portfolios with and into the Funds. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, AIC Trust, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUND                   PREDECESSOR FUND
---------------------------------------      ---------------------------------------
Wells Fargo Advantage Capital Growth         Strong Large Company Growth Fund
Fund
Wells Fargo Advantage Dividend               Strong Dividend Income Fund
Income Fund
Wells Fargo Advantage Endeavor Large         Strong Advisor Endeavor Large Cap Fund
Cap Fund
Wells Fargo Advantage Endeavor Select        Strong Advisor Select Fund
Fund
Wells Fargo Advantage Equity Index           Stagecoach Equity Index Fund
Fund
Wells Fargo Advantage Growth Fund            Strong Growth Fund
Wells Fargo Advantage Growth and             Strong Growth and Income Fund
Income Fund
Wells Fargo Advantage Large Cap              Strong Large Cap Growth Fund
Growth Fund
Wells Fargo Advantage Large Company          Strong Advisor Large Company Core Fund
Core Fund
Wells Fargo Advantage U.S. Value Fund        Strong Advisor U.S. Value Fund
Wells Fargo Advantage Value Fund             C&B Tax Managed Value Portfolio

     The CAPITAL GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Company Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Large Company Growth Fund commenced operations on September 16, 2002, as successor to the Rockhaven Premier Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The DIVIDEND INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Dividend Income Fund commenced operations on July 1, 1993.

     The ENDEAVOR LARGE CAP FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Endeavor Large Cap Fund, a series of Strong Common Stock Fund, Inc. The predecessor Strong Advisor Endeavor Large Cap Fund commenced operations on September 28, 2001.

     The ENDEAVOR SELECT FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Advisor Select Fund commenced operations on December 29, 2000.

     The EQUITY INDEX FUND commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which commenced operations on January 25, 1984. Prior to December 12, 1997, the Equity Index Fund was known as the Corporate Stock Fund.

     The GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Growth Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Growth Fund commenced operations on December 31, 1993.

     The GROWTH AND INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Growth and Income Fund commenced operations on December 29, 1995.

     The LARGE CAP GROWTH FUND commenced operations on April 11, 2005, as successor to the Strong Large Cap Growth Fund, a series of Strong Large Cap Growth Fund, Inc. The predecessor Strong Large Cap Growth Fund commenced operations on December 30, 1981.

     The LARGE COMPANY CORE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Advisor Large Company Core Fund commenced operations on September 16, 2002, as successor to the Rockhaven Dividend Fund. The predecessor fund commenced operations on November 3, 1997.

     The U.S. VALUE FUND commenced operations on April 11, 2005, as successor to the Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc. The predecessor Strong Advisor U.S. Value Fund commenced operations on December 29, 1995.

     The VALUE FUND (FORMERLY NAMED THE C&B TAX-MANAGED VALUE FUND) commenced operations on July 26, 2004, as successor to the C&B Tax-Managed Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio for Taxable Investors, which commenced operations on February 12, 1997.

                              INVESTMENT POLICIES

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (v) the Equity Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) except for the Endeavor Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized

Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Loan Participations
-------------------

     Loan participations are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments and Temporary Investments
--------------------------------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Securities
--------------------------

     Securities issued by U.S. Government agencies or governement-sponsored entities may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Government-related regulators (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures Contracts and Options Transactions" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures Contracts and Options Transactions
------------------------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

EQUITY SECURITIES
-----------------

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Foreign Obligations and Securities
-----------------------------------

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security;

and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the

Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 143 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 64      Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake          N/A
                        since 1987         Forest University, Calloway School of Business and
                                           Accountancy, Benson-Pruitt Professorship since 1999.
                                           Associate Professor of Finance 1994-1999.
Peter G. Gordon, 64     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                   INTERESTED2 TRUSTEE
J. Tucker Morse, 62     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.
A. Erdem Cimen, 33      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Frago Bank, N.A. Auto Finance Group in 2004.
                                           Director of Small business Services Risk Management for
                                           American Express Travel Related Services from 2000 to
                                           2001.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.

                          POSITION HELD                                                                  OTHER PUBLIC
                              WITH                                                                        COMPANY OR
                           REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND               LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
--------------------    ----------------    --------------------------------------------------------    --------------
Dorothy Peters, 44      Chief               Chief Compliance Officer of Wells Fargo Funds
                        Compliance          Management, LLC since 2004 and Compliance Officer of
                        Officer, since      Wells Fargo Funds Management, LLC from 1999 to 2002.
                        2004                Compliance Manager of Wells Fargo Investments from 1997
                                            to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                            Managment, LLC to pursue personal goals.

----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended July 31, 2006, the Trustees received the following compensation:

                              COMPENSATION TABLE
                        FISCAL YEAR ENDED JULY 31, 2006

                         INTERESTED
                         TRUSTEE                              INDEPENDENT TRUSTEES
                         J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA      TIMOTHY J.   DONALD C.
FUND                     MORSE       GOHO        GORDON     LEACH        MITCHELL1   PENNY        WILLEKE
Capital Growth                $           $           $           $           $            $      $
Dividend Income               $           $           $           $           $            $      $
Endeavor Large Cap            $           $           $           $           $            $      $
Endeavor Select               $           $           $           $           $            $      $
Equity Index                  $           $           $           $           $            $      $
Growth                        $           $           $           $           $            $      $
Growth and Income             $           $           $           $           $            $      $
Large Cap Growth              $           $           $           $           $            $      $
Large Company Core            $           $           $           $           $            $      $
U.S. Value                    $           $           $           $           $            $      $
Value                         $           $           $           $           $            $      $
TOTAL COMPENSATION FROM
THE FUND COMPLEX2             $           $           $           $           $            $

----------
1 Effective January 1, 2006, Olivia Mitchell is an Independent member of the Board of Trustees.
2 Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 143 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005

                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
Capital Growth             $000,000         $000,000         $000,000         $000,000         $000,000         $000,000
Dividend Income            $                $                $                $                $                $
Endeavor Large Cap         $                $                $                $                $                $
Endeavor Select            $                $                $                $                $                $
Equity Index               $                $                $                $                $                $
Growth                     $                $                $                $                $                $
Growth and Income          $                $                $                $                $                $
Large Cap Growth           $                $                $                $                $                $
Large Company Core         $                $                $                $                $                $
U.S. Value                 $                $                $                $                $                $
Value                      $                $                $                $                $                $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex1                   over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

----------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 143 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

FUND                  PRIOR TO 8/1/04        FEE EFFECTIVE 8/1/04
 Equity Index        0.15%                   First $1B             0.10%
                                              Next $4B            0.075%
                                             Over >$5B             0.05%
 Value                           N/A        First $500M            0.75%
                                             Next $500M            0.70%
                                              Next $2B             0.65%
                                              Next $2B            0.625%
                                              Over $5B             0.60%


FUND                       FEE EFFECTIVE 4/11/05
 Capital Growth            First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Dividend Income           First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Endeavor Large Cap        First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Endeavor Select           First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Growth                    First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%

FUND                       FEE EFFECTIVE 4/11/05
 Growth and Income         First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Large Cap Growth          First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 Large Company Core        First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%
 U.S. Value                First $500M            0.75%
                            Next $500M            0.70%
                             Next $2B             0.65%
                             Next $2B            0.625%
                             Over $5B             0.60%

     Advisory Fees Paid. For the fiscal periods shown in the table below, the
     ------------------
Equity Index Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

                    YEAR ENDED           PERIOD ENDED             YEAR ENDED              YEAR ENDED
                     7/31/06           10/1/04 - 7/31/05            9/30/04                 9/30/03
                             FEES                   FEES                    FEES                    FEES
FUND            FEES PAID   WAIVED   FEES PAID     WAIVED    FEES PAID     WAIVED    FEES PAID     WAIVED
Equity Index                             $0      $397,606     $24,814    $678,884        $0      $875,103

     Former C&B Fund. As discussed in the "Historical Fund Information"
     ---------------
section, the Value Fund (formerly named the C&B Tax Managed Value Fund) was created as part of the reorganization of the portfolio into the Trust. Prior to the reorganization, Cooke & Bieler, L.P. ("C&B") was the investment adviser to the predecessor portfolio of the Value Fund, and was entitled to receive an annual fee equal to 0.63% of the average daily net assets of the Fund. Therefore, the table below shows the advisory fees paid by the Fund and the predecessor portfolio of the Fund. For the periods indicated below prior to July 26, 2004, the predecessor portfolio of the Fund paid the following advisory fees to C&B and C&B waived the indicated amounts. From November 1, 2004, through July 31, 2006, fees were paid to the Adviser.

                    YEAR ENDED
                      7/31/06                    11/1/04 - 7/31/05               7/26/04 - 10/31/04
                    FUNDS MGMT                      FUNDS MGMT                       FUNDS MGMT
                                FEES                            FEES                             FEES
FUND          FEES PAID        WAIVED        FEES PAID         WAIVED         FEES PAID         WAIVED
Value                                         $71,675         $92,847          $56,961         $45,434

                 11/1/03 - 7/25/04              YEAR ENDED 10/31/03
                        C&B                             C&B
                                FEES                            FEES
FUND          FEES PAID        WAIVED        FEES PAID         WAIVED
Value          $61,499           $0            $7,484         $31,269

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Capital Growth, Dividend Income, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core and U.S. Value

Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                         ANNUAL RATE
                                                       (AS A PERCENTAGE
FUND                               ASSET LEVEL          OF NET ASSETS)
 Capital Growth Fund               First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Dividend Income Fund              First $4B                 0.70%
                                   Next $2B                 0.675%
                                   Over $6B                  0.65%
 Endeavor Large Cap Fund           First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Endeavor Select Fund              First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth Fund                       First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 Growth and Income Fund        All asset levels              0.55%
 Large Cap Growth Fund            First $35M                 0.60%
                                   Over $35M                 0.55%
 Large Company Core Fund           First $4B                 0.75%
                                   Next $2B                 0.725%
                                   Over $6B                  0.70%
 U.S. Value Fund               All asset levels              0.55%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal periods indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                           7/31/06               1/01/05 - 7/31/05              12/31/04                  12/31/03
                                     FEES                       FEES
                   FEES PAID TO   WAIVED BY   FEES PAID TO   WAIVED BY                    FEES                      FEES
                       FUNDS        FUNDS         FUNDS        FUNDS     FEES PAID TO    WAIVED    FEES PAID TO   WAIVED BY
FUND                   MGMT          MGMT         MGMT          MGMT          SCM        BY SCM         SCM          SCM
Capital Growth                                 $  489,574    $235,871    $   566,172    $ 15,769   $   289,051    $41,342
Dividend Income                                $  630,135    $135,684    $   765,636    $ 24,613   $   884,619    $     0
Endeavor Large                                 $  144,478    $ 51,036    $   290,073    $  8,242   $   260,962    $     0
Cap
Endeavor Select                                $  389,180    $ 86,339    $   576,716    $ 16,371   $   545,194    $     0
Growth                                         $5,782,031    $404,581    $11,421,317    $303,336   $12,665,137    $     0
Growth and Income                              $1,410,898    $389,358    $ 3,275,868    $114,723   $ 4,153,648    $     0
Large Cap                                      $1,286,167    $505,096    $ 2,958,387    $106,173   $ 3,503,970    $     0
Growth
Large Company                                  $  315,120    $169,183    $   773,835    $ 19,976   $   498,989    $11,004
Core
U.S. Value                                     $1,058,979    $320,194    $ 1,744,276    $ 68,194   $ 1,205,647    $     0

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Matrix Asset Advisors, Inc. ("Matrix") and Wells Capital Management Incorporated, an affiliate of Funds Management ("Wells Capital Management"), to serve as investment sub-advisers to the Funds (each a Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, each Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. Each Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Each Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the, the Sub-Advisers are entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

                                                          FEE                                FEE
FUND                      SUB-ADVISOR                  (CURRENT)                 (EFFECTIVE JANUARY 1, 2006)
 Capital Growth          Wells Capital       First $200M            0.35%       First $100M            0.35%
                           Management         Next $200M            0.30%        Next $100M            0.30%
                                              Over $400M            0.25%        Next $300M            0.20%
                                                                                 Over $500M            0.15%
 Dividend Income         Wells Capital       First $200M            0.35%       First $100M            0.35%
                           Management         Next $200M            0.30%        Next $100M            0.30%
                                              Over $400M            0.25%        Next $300M            0.20%
                                                                                 Over $500M            0.15%

                                                                                   First $100M        0.35%
                                                First $200M            0.35%        Next $100M        0.30%
                            Wells Capital        Next $200M            0.30%        Next $300M        0.20%
Endeavor Large Cap            Management         Over $400M            0.25%        Over $500M        0.15%
 Endeavor Select           Wells Capital        First $200M            0.35%       First $100M        0.35%
                             Management          Next $200M            0.30%        Next $100M        0.30%
                                                 Over $400M            0.25%        Next $300M        0.20%
                                                                                    Over $500M        0.15%
 Equity Index              Wells Capital        First $200M            0.02%       First $100M        0.05%
                             Management          Over$200M             0.01%        Next $100M        0.03%
                                                                                    Over $200M        0.02%
 Growth                    Wells Capital        First $200M            0.35%       First $100M        0.35%
                             Management          Next $200M            0.30%        Next $100M        0.30%
                                                 Over $400M            0.25%        Next $300M        0.20%
                                                                                    Over $500M        0.15%
 Growth and Income             Matrix            First $50M            0.20%
                                                                                    No change
                                                 Over $50M             0.16%
 Large Cap Growth          Wells Capital        First $200M            0.35%       First $100M        0.35%
                             Management          Next $200M            0.30%        Next $100M        0.30%
                                                 Over $400M            0.25%        Next $300M        0.20%
                                                                                    Over $500M        0.15%
 Large Company Core            Matrix            First $50M            0.20%
                                                                                    No change
                                                 Over $50M             0.16%
 U.S. Value                Wells Capital        First $200M            0.35%       First $100M        0.35%
                             Management          Next $200M            0.30%        Next $100M        0.30%
                                                 Over $400M            0.25%        Next $300M        0.20%
                                                                                    Over $500M        0.15%
 Value                          C&B             First $250M            0.45%
                                                 Next $250M            0.40%
                                                                                    No change
                                                 Next $250M            0.35%
                                                 Over $750M            0.30%

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Dividend Income, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-advisor to the predecessor portfolios of the Capital Growth, Endeavor Large Cap, Endeavor Select, Dividend Income, Growth, Large Cap Growth, and U.S. Value Funds and Matrix served as the investment sub-advisor to the predecessor portfolios of the Growth and Income and Large Company Core Funds, pursuant to an interim investment sub-advisory agreement and were entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                         SUB-ADVISOR              SUB-ADVISORY FEES
 Capital Growth            Wells Capital        First $200M            0.35%
 Dividend Income             Management          Next $200M            0.30%
 Endeavor Large Cap                              Over $400M            0.25%
 Endeavor Select
 Growth
 Large Cap Growth
 U.S. Value
 Growth and Income             Matrix            First $50M            0.20%
 Large Company Core                               Over $50M            0.16%

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     Unaffiliated Sub-Advisors. Listed below is the aggregate dollar amount of
     --------------------------
sub-advisory fees paid by the Value Fund to C&B, an unaffiliated sub-advisor, for the Fund's fiscal periods indicated below:

                   YEAR ENDED 7/31/06                     11/1/04-7/31/05                   YEAR ENDED 10/31/04
                               FEES WAIVED/                         FEES WAIVED/                         FEES WAIVED/
FUND          FEES PAID         REIMBURSED         FEES PAID         REIMBURSED         FEES PAID         REIMBURSED
Value                                               $77,303              $0              $43,593              $0

     Listed below is the aggregate dollar amount of sub-advisory fees paid by the Growth and Income Fund and Large Company Core Fund to Matrix, an unaffiliated sub-advisor, for the period ended as indicated below:

                                YEAR ENDED 7/31/06                    1/1/05 - 7/31/05
                                            FEES WAIVED/                         FEES WAIVED/
FUND                       FEES PAID         REIMBURSED         FEES PAID         REIMBURSED
Growth and Income                                               $252,603              $0
Large Company Core                                              $ 77,564              $0

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below.. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                                 SUB-ADVISOR      PORTFOLIO MANAGERS
------------------------------------ ---------------  --------------------------
Capital Growth                       Wells Capital    Thomas J. Pence, CFA
Endeavor Large Cap Endeavor Select   Management       Michael Harris, CFA
Dividend Income                      Wells Capital    Jennifer C. Newell, CFA
                                     Management       Roger D. Newell
Equity Index                         Wells Capital    Gregory T. Genung, CFA
                                     Management
Growth                               Wells Capital    Brandon M. Nelson, CFA
Large Cap Growth                     Management       Thomas C. Ognar, CFA
                                                      Bruce C. Olson, CFA
Growth and Income                    Matrix           David A. Katz, CFA
Large Company Core
U.S. Value                           Wells Capital    Robert J. Costomiris, CFA
                                     Management
Value                                C&B              Kermit S. Eck, CFA
                                                      Daren C. Heitman, CFA
                                                      Michael M. Meyer, CFA
                                                      James R. Norris
                                                      Edward W. O'Connor, CFA
                                                      R. James O'Neil, CFA
                                                      Mehul Trivedi, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                  REGISTERED          OTHER POOLED       OTHER ACCOUNTS
                             INVESTMENT COMPANIES INVESTMENT VEHICLES        MANAGED
                               NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                 OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*            ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
C&B
 Kermit S. Eck, CFA                     $                    $                    $
 Daren C. Heitman, CFA                  $                    $                    $
 Michael M. Meyer, CFA                  $                    $                    $
 James R. Norris                        $                    $                    $
 Edward W. O'Connor, CFA                $                    $                    $
 R. James O'Neil, CFA                   $                    $                    $
 Mehul Trivedi, CFA                     $                    $                    $
MATRIX
 David A. Katz, CFA                     $                    $                    $
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA              $                    $                    $
 Gregory T. Genung, CFA                 $                    $                    $
 Michael Harris, CFA                    $                    $                    $
 Jennifer C. Newell, CFA                $                    $                    $
 Roger D. Newell                        $                    $                    $
 Brandon Nelson, CFA                    $                    $                    $
 Thomas C. Ognar, CFA                   $                    $                    $
 Bruce C. Olson, CFA                    $                    $                    $
 Thomas J. Pence, CFA                   $                    $                    $

----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                                    REGISTERED INVESTMENT              OTHER POOLED                   OTHER ACCOUNTS
PORTFOLIO MANAGER*                        COMPANIES                 INVESTMENT VEHICLES                  MANAGED
                                    NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                      OF            ASSETS           OF            ASSETS           OF            ASSETS
                                   ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
C&B
 Kermit S. Eck, CFA                   0           $0                 0           $ 0                              $
 Daren C. Heitman, CFA                0           $0                 0           $ 0                              $
 Michael M. Meyer, CFA                0           $0                 0           $ 0                              $
 James R. Norris                      0           $0                 0           $ 0                              $
 Edward W. O'Connor, CFA              0           $0                 0           $ 0                              $
 R. James O'Neil, CFA                 0           $0                 0           $ 0                              $
 Mehul Trivedi, CFA                   0           $0                 0           $ 0                              $
MATRIX
 David A. Katz, CFA                   0           $0                 1           $7M                4             $ 5.1M
WELLS CAPITAL MANAGEMENT
 Robert J. Costomiris, CFA            0           $0                 0           $ 0                0             $    0
 Gregory T. Genung, CFA               0           $0                 0           $ 0                0             $    0
 Michael Harris, CFA
 Jennifer C. Newell, CFA              0           $0                 0           $ 0                0             $    0
 Roger D. Newell                      0           $0                 0           $ 0                0             $    0
 Brandon Nelson, CFA                  0           $0                 0           $ 0                0             $    0

                               REGISTERED INVESTMENT              OTHER POOLED                  OTHER ACCOUNTS
PORTFOLIO MANAGER*                   COMPANIES                 INVESTMENT VEHICLES                 MANAGED
                               NUMBER          TOTAL          NUMBER          TOTAL          NUMBER          TOTAL
                                 OF            ASSETS           OF            ASSETS           OF           ASSETS
                              ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS        MANAGED
 Thomas C. Ognar, CFA            0           $0                 0           $0                 0              $0
 Bruce C. Olson, CFA             0           $0                 0           $0                 0              $0
 Thomas J. Pence, CFA            0           $0                 0           $0                 0              $0

----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     MATRIX. In the case of Matrix, the Portfolio Managers are prohibited from buying or selling individual securities within one day of the firm's purchase or sale of the same security for any client. This is designed to minimize any conflicts in managing multiple accounts.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     MATRIX COMPENSATION. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER           BENCHMARK                             LENGTH OF TIME
--------------------------- ------------------------------------  ----------------------------------------
Robert J. Costomiris, CFA   Russell 1000 Value                    One calendar year period
                            Index Russell 2000 Value Index
                            Russell Mid Cap Value Index
Gregory T. Genung, CFA      S&P 500 Index                         One calendar year period
                            S&P 600 Index
Michael Harris, CFA         Russell Midcap Growth Index           One calendar year period
                            Russell 2500 Growth Index
                            Russell 1000 Growth Index
Brandon M. Nelson, CFA      Russell 1000 Growth Index             One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
Jennifer C. Newell, CFA     Lipper Equity Income Funds Average    One calendar year and 3 year cumulative
                            S&P 500 Index                         period annualized
                            Russell 1000 Value Index
Roger D. Newell             Lipper Equity Income Funds Average    One calendar year and 3 year cumulative
                            S&P 500 Index                         period annualized calendar year periods
                            Russell 1000 Value Index
Thomas C. Ognar, CFA        Russell 1000 Growth Index             One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
Bruce C. Olson, CFA         Russell 1000 Growth Index             One and 3 calendar year periods
                            Russell 2000 Growth Index
                            Russell 3000 Growth Index
                            Russell Mid-Cap Growth
                            Lipper Large-Cap Growth
                            Lipper Multi-Cap Growth
Thomas J. Pence, CFA        Russell Midcap Growth Index           One calendar year period
                            Russell 2500 Growth Index
                            Russell 1000 Growth Index

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                 FUND                     BENEFICIAL OWNERSHIP
 C&B
  Kermit S. Eck, CFA              Value                    $0
  Daren C. Heitman, CFA           Value
  Michael M. Meyer, CFA           Value                    $100,001 - $500,000
  James R. Norris                 Value                    $10,001 - $50,000
  Edward W. O'Connor, CFA         Value                    $0
  R. James O'Neil, CFA            Value                    $0
  Mehul Trivedi, CFA              Value                    $1 - $10,000
 MATRIX
  David A. Katz, CFA              Growth and Income        $10,001 - $50,000
                                  Large Company Core       $0
 WELLS CAPITAL MANAGEMENT
  Robert J. Costomiris, CFA       U.S. Value               $1 - $10,000
  Gregory T. Genung, CFA          Equity Index             $10,001 - $50,000
  Michael Harris, CFA             Capital Growth
                                  Endeavor Large Cap
                                  Endeavor Select
  Jennifer C. Newell, CFA         Dividend Income          $0
  Roger D. Newell                 Dividend Income          $0
  Brandon M. Nelson, CFA          Growth                   $100,001 - $500,000
                                  Large Cap Growth         $100,001 - $500,000
  Thomas C. Ognar, CFA            Growth                   $100,001 - $500,000
                                  Large Cap Growth         $10,001 - $50,000
  Bruce C. Olson, CFA             Growth                   $100,001 - $500,000
                                  Large Cap Growth         $100,001 - $500,000
  Thomas J. Pence, CFA            Capital Growth           $0
                                  Endeavor Large Cap       $1 - $10,000
                                  Endeavor Select          $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                     CLASS-LEVEL
                                 FUND-LEVEL ADMIN. FEE1               ADMIN.FEE                 TOTAL ADMIN. FEE
                                                     (% OF              (% OF                                    (% OF
                             AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                   NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
 Class A, Class B,        First $5 billion            0.05%              0.28%        First $5 billion            0.33%
 Class C and               Next $5 billion            0.04%                            Next $5 billion            0.32%
 Advisor Class3, 4        Over $10 billion            0.03%                           Over $10 billion            0.31%
 Administrator            First $5 billion            0.05%              0.10%        First $5 billion            0.15%
 Class2                    Next $5 billion            0.04%                            Next $5 billion            0.14%
                          Over $10 billion            0.03%                           Over $10 billion            0.13%
 Institutional Class      First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                           Next $5 billion            0.04%                            Next $5 billion            0.12%
                          Over $10 billion            0.03%                           Over $10 billion            0.11%
 Investor Class and       First $5 billion            0.05%              0.45%        First $5 billion            0.50%
 Class Z3, 4, 5, 6         Next $5 billion            0.04%                            Next $5 billion            0.49%
                          Over $10 billion            0.03%                           Over $10 billion            0.48%

1 Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
2    Prior to April 11, 2005, the class-level fee was 0.20% for the Value Fund.
3 The class level administration fee is reduced by 0.05% for the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund.
4 The class-level administration fee is reduced by 0.05% for the Advisor Class and Investor Class shares of the Growth and Income Fund.
5 The class-level administration fee is reduced by 0.08% for the Investor Class shares of the Dividend Income Fund.
6 The class-level administration fee is reduced by 0.05% for the Investor Class shares of the Large Cap Growth Fund.

     Administrative Fees Paid. For the fiscal periods shown in the table below,
     ------------------------
the Equity Index Fund paid the following administrative fees:

                                YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                  7/31/06          7/31/05          9/30/04         9/30/03
FUND                            FUNDS MGMT       FUNDS MGMT       FUNDS MGMT       FUNDS MGMT
Equity Index (Fund Level)                         $165,416         $200,680       $1,019,527
 Class A                                          $758,191         $960,303                *
 Class B                                          $101,365         $163,505                *

----------
* For the fiscal year ended September 30, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

     Former C&B Fund. As discussed in the "Historical Fund Information"
     ----------------
section, the Value Fund was created as part of the reorganization of the AIC Trust portfolio into the Value Fund of the Trust. Prior to the reorganization of the Fund, SEI Investments Global Funds Services ("SEI") served as the administrator to the predecessor portfolio of the Fund, and was entitled to receive the following annual fees:

                                 ADMINISTRATIVE FEES
                                 (% OF AVERAGE DAILY
AVERAGE DAILY NET ASSETS             NET ASSETS)
  First $250M                           0.150%
  Next $250M                            0.125%
  Over $500M                            0.100%

     The table below shows the administration fees paid by the Fund and the predecessor portfolio of the Fund. From July 26, 2004, through July 31, 2006, fees were paid to the Administrator.

                              YEAR ENDED                                  7/26/04-         11/1/03-        YEAR ENDED
                                7/31/06         11/1/04 - 7/31/05         10/31/04          7/25/04         10/31/03
FUND                          FUNDS MGMT            FUNDS MGMT           FUNDS MGMT           SEI             SEI
 Value (Fund Level)                                  $10,968               $ 2,725         $31,469          $10,928
  Class A                                            $ 6,429               $   359               *                *
  Class B                                            $ 2,124               $   118               *                *
  Class C                                            $   961               $    28               *                *
  Investor Class**                                   $49,033               $13,894               *                *
  Administrator Class                                $ 1,596               $   621               *                *

* For the period ended October 31, 2004, the administrative fee rate changed from a fixed fund-based fee to a combination of a fixed class-based fee and a fund-based fee that is subject to breakpoints in asset levels of a Fund.
**   Formerly named Class D.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     --------------------
section, the Capital Growth, Dividend Income, Endeavor Large Cap, Endeavor Select, Growth, Growth and Income, Large Cap Growth, Large Company Core and U.S. Value Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the predecessor classes of shares shown below:

CLASS                                                           FEE
       Class A, Class B, Class C and Class Z Shares             0.30%
       Administrator Class (formerly Class K) Shares            0.25%
       Advisor Class                                            0.30%
       Institutional Class Shares                               0.02%
       Investor Class Shares                                    0.30%

     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below.

                        YEAR ENDED   4/9/05 -   1/1/05 -        YEAR ENDED              YEAR ENDED
                          7/31/06     7/31/05    4/8/05          12/31/04                12/31/03
                           FEES        FEES
                          PAID TO     PAID TO     FEES        FEES        FEES        FEES       FEES
                           FUNDS       FUNDS     PAID TO    PAID TO    WAIVED BY    PAID TO    WAIVED BY
FUND                       MGMT        MGMT        SIS        SIS         SIS         SIS         SIS
Capital Growth
 Fund Level                          $ 10,473   $  8,436     N/A         N/A         N/A         N/A
 Administrator Class                 $  5,819   $  4,687  $      0    $ 7,360     $      0    $576
 Investor Class                      $140,113   $112,858  $208,010    $15,934     $131,466    $  0
 Institutional Class                 $  1,076   $    866     N/A         N/A         N/A         N/A

                        YEAR ENDED    4/9/05 -    1/1/05 -         YEAR ENDED                YEAR ENDED
                         7/31/06      7/31/05      4/8/05           12/31/04                  12/31/03
                           FEES         FEES
                         PAID TO      PAID TO       FEES         FEES         FEES         FEES        FEES
                          FUNDS        FUNDS       PAID TO     PAID TO     WAIVED BY     PAID TO     WAIVED BY
FUND                       MGMT         MGMT         SIS         SIS          SIS          SIS          SIS
Dividend Income
 Fund Level                         $   11,420    $  9,199      N/A          N/A          N/A          N/A
 Administrator Class                $    2,288    $  1,843   $        0    $ 10,809    $        0    $  9,770
 Investor Class                     $  149,555    $120,463   $  366,867    $      0    $  445,593    $      0
Endeavor Large Cap
 Fund Level                         $    2,370    $  1,909      N/A          N/A          N/A          N/A
 Class A                            $   30,332    $ 24,432   $  115,573    $      0    $  101,753    $      0
 Class B                            $      693    $    558   $    2,466    $      0    $    1,661    $      0
 Class C                            $      261    $    210   $    1,288    $      0    $      871    $    100
Endeavor Select
 Fund Level                         $    5,989    $  4,824      N/A          N/A          N/A          N/A
 Class A                            $   73,795    $ 59,440   $  231,919    $      0    $  215,675    $      0
 Class B                            $    1,887    $  1,520   $    2,809    $      0    $    1,371    $      0
 Class C                            $      897    $    722   $    2,506    $      0    $      947    $     86
 Administrator Class                $   29,933    $ 24,110      N/A          N/A          N/A          N/A
 Institutional Class                $    5,235    $  4,217      N/A          N/A          N/A          N/A
Growth
 Fund Level                         $   77,390    $ 62,336      N/A          N/A          N/A          N/A
 Investor Class                     $1,143,553    $921,108   $3,626,197    $      0    $4,106,875    $      0
 Advisor Class                      $    5,114    $  4,119   $   22,461    $      0    $   31,471    $      0
 Institutional Class                $   35,052    $ 28,234   $   57,419    $      0    $   53,110    $      0
 Class C                            $      137    $    110   $    1,229    $      0    $        0    $    966
 Administrator Class                $   29,920    $ 24,100   $        0    $148,903    $    1,199    $107,354
Growth and Income
 Fund Level                         $   23,354    $ 18,811      N/A          N/A          N/A          N/A
 Investor Class                     $  439,503    $354,010   $1,562,947    $      0    $1,921,728    $      0
 Advisor Class                      $    3,706    $  2,985   $   19,997    $      0    $   26,993    $      0
 Institutional Class                $    2,852    $  2,297   $   12,340    $      0    $   15,445    $      0
 Administrator Class                $    8,594    $  6,923   $   37,782    $ 30,023    $   53,601    $ 17,509
Large Cap Growth
 Fund Level                         $  192,551    $155,096      N/A          N/A          N/A          N/A
 Investor Class                     $  275,485    $221,898   $1,664,015    $      0    $1,906,405    $      0
Large Company Core
 Fund Level                         $  161,434    $130,032      N/A          N/A          N/A          N/A
 Class A                            $   34,751    $ 27,991   $  182,630    $      0    $   95,928    $ 20,922
 Class B                            $    6,330    $  5,098   $   25,472    $      0    $   12,131    $    383
 Class C                            $    4,658    $  3,752   $   21,976    $      0    $   10,139    $    279
 Administrator Class                $   23,236    $ 18,716   $        0    $ 72,873    $        0    $ 53,298
U.S. Value
 Fund Level                         $   18,569    $ 14,957      N/A          N/A          N/A          N/A
 Class A                            $    3,573    $  2,878   $   13,364    $      0    $   10,075    $      0
 Class B                            $    4,397    $  3,542   $   17,261    $      0    $   10,896    $      0
 Class C                            $    2,543    $  2,049   $   12,969    $      0    $    6,787    $      0
 Administrator Class                $   47,241    $ 38,052   $  143,614    $ 62,409    $   30,795    $ 13,849
 Class Z                            $  244,771    $197,158   $  697,798    $      0    $  577,375    $      0

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Equity Index and Value Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Distributor has entered and Stephens previously entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens previously assigned, certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

     For the fiscal year ended July 31, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:

                               DISTRIBUTION FEES

                                                        PRINTING,       COMPENSATION       COMPENSATION
                                                        MAILING &            TO                 TO
FUND/CLASS               TOTAL       ADVERTISING       PROSPECTUS       UNDERWRITERS       BROKER/DLRS       OTHER*
 EQUITY INDEX
  Class B                  $              $                 $                 $                 $              $
 ENDEAVOR LARGE CAP
  Class B                  $              $                 $                 $                 $              $
  Class C                  $              $                 $                 $                 $              $
 ENDEAVOR SELECT
  Class B                  $              $                 $                 $                 $              $
  Class C                  $              $                 $                 $                 $              $
 GROWTH
  Class C                  $              $                 $                 $                 $              $
 LARGE COMPANY CORE
  Class B                  $              $                 $                 $                 $              $
  Class C                  $              $                 $                 $                 $              $
 U.S. VALUE
  Class B                  $              $                 $                 $                 $              $
  Class C                  $              $                 $                 $                 $              $

                                                 PRINTING,       COMPENSATION       COMPENSATION
                                                 MAILING &            TO                 TO
FUND/CLASS        TOTAL       ADVERTISING       PROSPECTUS       UNDERWRITERS        BROKER/DLRS       OTHER*
 VALUE
  Class B           $              $                 $                 $                  $              $
  Class C           $              $                 $                 $                  $              $

----------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund. State Street Bank and Trust Company ("State Street"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as interim custodian for the Capital Growth, Dividend Income, Growth, Growth and Income, Large Company Core and U.S. Value Funds from April 8, 2005, through April 22, 2005. For its services as interim custodian, State Street is entitled to receive and annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX         ANNUAL ASSET-
DAILY NET ASSETS              BASED FEES
  First $85B                     0.0051%
  Over $85B                      0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

     Each Fund's share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares and certain out-of-pocket expenses. State Street served as interim fund accountant for the Capital Growth, Dividend Income, Growth, Growth and Income, Large Company Core and U.S. Value Funds from April 8, 2005, through April 22, 2005. For its services as interim fund accountant, State Street received an annual fee at the rate of 0.30% of the average daily net assets a fixed fund accounting base fee, and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.
Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Equity Index Fund and Value Fund on a continuous basis. For the past three fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Equity Index Fund (and other Wells Fargo Advantage funds) and the amounts retained by Stephens was as follows:

     10/1/04 - 4/10/05               YEAR ENDED 9/30/04               YEAR ENDED 9/30/03
    PAID          RETAINED           PAID          RETAINED           PAID           RETAINED
 $  50,411         $7,532        $2,015,276        $340,635       $1,189,589        $235,808

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

  YEAR ENDED 7/31/06           4/11/05 - 7/31/05
 PAID        RETAINED          PAID         RETAINED
                             $7,761         $7,761

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Value Fund and the other C&B Funds and the amounts retained by Stephens are as follows:

        11/1/04 - 4/10/05                    7/26/04 - 10/31/04
 TOTAL PAID       TOTAL RETAINED       TOTAL PAID       TOTAL RETAINED
 $  80,123            $13,405            $84,463           $43,443

     Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolio of the Value Fund. For the period from November 1, 2003 through July 26, 2004, and for the fiscal year ended October 31, 2003, the predecessor portfolio did not pay any underwriting commissions.

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Capital Growth Fund, Dividend Income Fund, Endeavor Large Cap Fund, Endeavor Select Fund, Growth Fund, Growth and Income Fund, Large Cap Growth Fund, Large Company Core Fund and U.S. Value Fund. For the period January 1, 2005, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII were as follows:

     1/1/05 - 4/10/05
    PAID          RETAINED
 $  8,158         $8,158

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The Dealer Reallowance for Class A shares is as follows:

                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %           REALLOWANCE
                                 OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  5.75%                  6.10%                 5.00%
 $50,000 to $99,999                 4.75%                  4.99%                 4.00%
 $100,000 to $249,999               3.75%                  3.90%                 3.00%
 $250,000 to $499,999               2.75%                  2.83%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over1               0.00%                  0.00%                 1.00%

----------
1 We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

     o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

          o    Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Reduced Sales Charges for Reinvestments. You may reinvest into a Wells
     ---------------------------------------
Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

     Additional Investors Eligible to Purchase Class Z Shares of the Large
     ---------------------------------------------------------------------
Company Core and U.S. Value Funds ("Class Z shares"):
-----------------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

     o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

     o You are the beneficiary of Class Z shares of a Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

     o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and with to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

     o You are an existing separately managed account client of one of the Funds' Sub-Advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Value (Classes A, B and
     --------------------------------------------
C) Fund (the "Closed Fund") is closed to new investors. You may continue to purchase shares of the Closed Fund if:

          o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

     o You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of a Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

     o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

     o You are a sponsor of a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

     o You are an existing separately managed account client of one of the Funds' Sub-Advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

     o    A.G. Edwards & Sons, Inc.

     o    Allstate Financial Services, LLC

     o    Ameriprise Financial Services, Inc.

     o    AXA Advisors, LLC

     o    Bear, Stearns Securities Corp.

     o    Charles Schwab & Co., Inc.

     o    Citigroup Global Markets, Inc.

     o    CitiStreet Advisors LLC

     o    Fidelity Investments Institutional Services Company, Inc.

     o    Financial Network Investment Corp.

     o    Fiserv Securities, Inc.

     o    GWFS Equities, Inc.

     o    ING Financial Partners, Inc.

     o    Linsco/Private Ledger Corporation

     o    Mellon Financial Markets, LLC

     o    Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o    Morgan Stanley DW, Inc.

     o    Multi-Financial Securities Corporation

     o    Pershing LLC

     o    Prudential Retirement Brokerage Services, Inc.

     o    Raymond James & Associates, Inc.

     o    Robert W. Baird & Co. Incorporated

     o    Transamerica Financial Advisors, Inc.

     o    UBS Financial Services Inc.

     o    Valic Financial Advisors, Inc.

     o    Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of each Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:

                      JULY 31,   JULY 31,   DECEMBER 31,
FUND                    2006       20051        2004
Capital Growth                       57%        239%
Dividend Income                      26%         49%
Endeavor Large Cap                   61%        168%
Endeavor Select                      54%        169%
Growth                               76%         92%
Growth and Income                    74%        136%
Large Cap Growth                     50%         89%
Large Company Core                   75%        190%
U.S. Value                           14%         47%


                      JULY 31,   JULY 31,   OCTOBER 31,
                        2006       20052       2004
Value                                32%           25%

                      JULY 31,   JULY 31,   SEPTEMBER 30,
                        2006       20053        2004
Equity Index                          3%           2%

1   For the seven-month period ended July 31, 2005.
2   For the nine-month period ended July 31, 2005.
3   For the ten-month period ended July 31, 2005.

     The portfolio turnover rate for the Capital Growth Fund and Large Company Core Fund varied significantly between fiscal periods 2004 and 2005 due to a change in management for each Fund during the 2004 fiscal period.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       YEAR ENDED           PERIOD ENDED          YEAR ENDED        YEAR ENDED
FUND                     7/31/06         10/1/04 - 7/31/05          9/30/04          9/30/03
 Equity Index*              $                 $16,089               $9,003            $5,591

* While market movement may account for some of the difference in total commissions in the previous years due to margin requirements on futures and shareholder fund outflows, there are two components that would account for the remainder: an increase in assets and an increase in turnover.

     For the same fiscal periods listed above, the Equity Index Fund did not pay any brokerage commissions to affiliated brokers.

     Former C&B Fund. For the fiscal periods listed below, the Fund and
     ----------------
predecessor portfolio of the Fund listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                 TOTAL COMMISSIONS

               YEAR ENDED        PERIOD ENDED        YEAR ENDED        YEAR ENDED
FUND             7/31/06            7/31/05           10/31/04          10/31/03
 Value              $               $27,824            $16,668          $11,700

     For the fiscal period ended July 31, 2006, the Fund and predecessor portfolio of the Fund listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

FUND       COMMISSIONS PAID   TRANSACTIONAL VALUE
  Value    $                  $

     For the same fiscal periods listed above, the Fund and predecessor portfolio of the Fund did not pay any brokerage commissions to affiliated brokers.

     Former Strong Funds. For the fiscal periods listed below, the predecessor
     --------------------
portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

                               YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
FUND                             7/31/06            7/31/05           12/31/04           12/31/03
 Capital Growth *                                 $  212,525         $  531,694        $  316,336
 Dividend Income **                               $   81,792         $  172,666        $  409,115
 Endeavor Large Cap **                            $   46,898         $  196,826        $  260,764
 Endeavor Select                                  $  113,648         $  448,327        $  571,663
 Growth **                                        $1,726,950         $4,425,371        $7,651,733
 Growth and Income **                             $  843,024         $2,519,137        $4,660,800
 Large Cap Growth **                              $  560,490         $1,491,711        $4,650,597
 Large Company Core *                             $  300,950         $  585,554        $  380,488
 U.S. Value                                       $  109,165         $  578,170        $  491,634

----------
* Commenced operations on September 16, 2002. A change in manager resulting in realignment and different management approach resulted in lower brokerage commissions over the past two years.
** Lower turnover resulted in lower brokerage commissions over the past two years.


SUB-ADVISOR - WELLS CAPTIAL MANAGEMENT    COMMISSIONS PAID   TRANSACTIONS VALUE
       Capital Growth                         $166,890             $  387
       Endeavor Large Cap                     $ 26,569             $  265
       Endeavor Select                        $100,379             $  300
       Growth                                 $450,327             $1,058
       Large Cap Growth                       $142,864             $  336
       U.S. Value                             $120,234             $  242

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of July 31, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                     BROKER DEALER                       AMOUNT
 Capital Growth          Lehman Brothers, Inc.            $ 3,043,514
 Dividend Income         Bank of America                  $ 7,643,080
                         Citigroup                        $ 9,204,600
                         JP Morgan Securities, Inc.       $ 3,802,148
                         Morgan Stanley                   $ 2,519,875
                         Deutsche Bank                    $25,500,000

Endeavor Large Cap       Lehman Brothers, Inc.            $   515,137
 Endeavor Select         Deutsche Bank                    $ 5,000,000
 Equity Index            Bank of America                  $ 6,079,715
                         Citigroup                        $ 7,846,487
                         JP Morgan Securities, inc.       $ 4,287,326
                         Bear Stearns                     $   402,416
                         Goldman Sachs &Co.               $ 1,646,701
                         Lehman Brothers, inc.            $ 1,008,197
                         Merrill Lynch & Co.              $ 1,926,697
                         Morgan Stanley                   $ 2,015,263
                         Credit Suisse                    $   992,150
                         First Deutsche Bank              $12,000,000
                         Goldman Sachs & Co.              $12,000,000
                         Morgan Stanley                   $ 1,000,000
 Growth                  Deutsche Bank                    $ 4,000,000
                         Morgan Stanley                   $30,000,000
 Growth and Income       Bank of America                  $15,870,400
                         Citigroup                        $16,451,700
                         JP Morgan Securities, Inc.       $13,803,836
                         Merrill Lynch & Co.              $10,627,424
                         Morgan Stanley                   $17,702,785
                         Deutsche Bank                    $16,700,000
 Large Cap Growth        Goldman Sachs & Co.              $ 2,687,000
                         Lehman Brothers, Inc.            $ 5,256,500
 Large Company Core      Bank of America                  $ 3,400,800
                         Citigroup                        $ 4,625,834
                         JP Morgan Securities, Inc.       $ 4,164,090
                         Merrill Lynch & Co.              $ 3,056,560
                         Morgan Stanley                   $ 4,615,350
                         Deutsche Bank                    $ 3,400,000
 U.S. Value              Bank of America                  $ 4,360,000
                         Citigroup                        $ 6,459,750
                         JP Morgan Securities, Inc.       $ 2,643,934
                         Morgan Stanley                   $ 3,554,350
                         Deutsche Bank                    $ 4,655,000
 Value                   Bank of America                  $   741,200
                         JP Morgan Securities, Inc.       $   511,638

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets.

General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund's current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of July 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                              CAPITAL LOSS CARRY-
FUND                              FORWARD ($)        EXPIRATION DATE
  Capital Growth                                          2009
  Dividend Income                                         2007
                                                          2008
                                                          2009
                                                          2010
  Growth                                                  2008
                                                          2009
  Growth and Income                                       2009
                                                          2010
  Large Cap Growth                                        2008
                                                          2010

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. All distributions paid out of a Fund's earnings
     -------------------------
and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by

U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to applicable to individuals is 35% for ordinary income; (ii) an 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will generally be treated as qualified dividend income in the hands of individual shareholders, have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to provide a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder.. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

     o    Routine Items - Funds Management will generally vote for the
          -------------
          ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

     o    Corporate Governance - Funds Management will generally vote for
          --------------------
          charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

     o    Anti-Takeover Matters - Funds Management generally will vote for
          ---------------------
          proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

     o    Mergers/Acquisitions and Corporate Restructurings - Funds Management's
          -------------------------------------------------
          Proxy Committee will examine these items on a case-by-case basis.

     o    Shareholder Rights - Funds Management will generally vote against
          ------------------
          proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advest to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which the sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are eleven series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of November 2, 2006 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF NOVEMBER 2, 2006

                                                             PERCENTAGE
FUND                        NAME AND ADDRESS                  OF CLASS
----------------------      --------------------------      -----------
CAPITAL GROWTH
                            WELLS FARGO BANK NA FBO
 Administrator Class        PO BOX 1533                     %
                            MINNEAPOLIS MN 55480-1533

                                                                                PERCENTAGE
FUND                        NAME AND ADDRESS                                     OF CLASS
----------------------      ---------------------------------------------      -----------
                            WELLS FARGO BANK NA
                            PO BOX 1533                                        %
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            PROV HLTH SYS
 Institutional Class                                                           %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA
                            LIFE STAGES MODERATE PORTFOLIO
                                                                               %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                                                                               %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA DEBIS FINANCIAL SERVICES
                            INC PO BOX 1533                                    %
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE
                            BENEFIT OF CUSTOMERS
 Investor Class                                                                %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            WELLS FARGO BANK NA
                            RETIREMENT PLAN SVCS
                                                                               %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MERRILL LYNCH
                            PIERCE FENNER & SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES                    %
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 62246-6484
DIVIDEND INCOME
                            WELLS FARGO BANK NA
 Administrator Class        FBO PO BOX 1533                                    %
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE
                            BENEFIT OF CUSTOMERS
 Investor Class                                                                %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                                                                               PERCENTAGE
FUND                        NAME AND ADDRESS                                    OF CLASS
----------------------      --------------------------------------------      -----------
ENDEAVOR LARGE CAP
                            WELLS FARGO FUNDS MANAGEMENT LLC
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Class A                    STRONG ADVISOR PROGRAM                            %
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE
                            BENEFIT OF CUSTOMERS
                                                                              %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVESTMENT
 Class B                    P.O BOX 9446                                      %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
 Class C                    P.O BOX 9446                                      %
                            MINNEAPOLIS MN 55440-9446
                            MERRILL LYNCH
                            PIERCE FENNER & SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                                                                              %
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            A G EDWARDS & SONS C/F
                            BARBARA P. BILLINGSLEY
                                                                              %
                            1431 BUSH ST
                            PENSACOLA FL 32534-5602
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR                    %
                            MINNEAPOLIS MN 55402-2308
ENDEAVOR SELECT
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                                      %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO
                            PO BOX 9446                                       %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT SERVICES FBO
 Class B                    PO BOX 9446                                       %
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT SVCS, FBO
Class C                     P.O BOX 9446                                      %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO FUNDS MANAGEMENT LLC
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Administrator Class        STRONG ADVISOR PROGRAM                            %
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            PRUDENTIAL INVESTMENT MGMT SERV FBO
                            MUTUAL FUND CLIENTS
 Institutional Class                                                  %
                            194 WOOD AVENUE
                            SOUTH ISELIN NJ 08830-2710
                            WELLS FARGO BANK NA FBO
                            WEALTHBUILDER GROWTH BALANCED
                                                                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            DINGLE & CO
                            PO BOX 75000                              %
                            DETROIT MI 48201
                            WELLS FARGO NA FBO
                            WEALTHBUILDER EQUITY
                                                                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS             %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
EQUITY INDEX
 Class A                    NONE                                      NONE
 Class B                    NONE                                      NONE
GROWTH AND INCOME
                            WELLS FARGO FUNDS MANAGEMENT LLC
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 Administrator Class        WELLS FARGO ADVISOR PROGRAM               %
                            100 HERITAGE RESERVE
                            MENOMONEE FALLS WI 53051-4400
                            WELLS FARGO BANK NA FBO
                            PO BOX 1533                               %
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                        %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            UMB BANK NA
                            FIDUCIARY FOR TAX DEFERRED ACCOUNTS
                            ATTN FINANCE DEPARTMENT                   %
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            MASTER ACCOUNT FBO
                            PARTICIPATING KEMFLEX PLANS
                            C/O KEMPER SERVICE COMPANY                %
                            811 MAIN ST # DEPT
                            KANSAS CITY MO 64105-2005

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            UMB BANK NA
                            FIDUCIARY FOR TAX DEFERRED ACCOUNTS
                            ATTN FINANCE DEPARTMENT                   %
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            WELLS FARGO BANK NA
                            YAZAKI EMPLOYEE SAVINGS PLAN
 Institutional Class                                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA
                            LIFE STAGES MODERATE PORTFOLIO
                                                                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA
                            LIFE STAGES AGGRESSIVE PORTFOLIO
                                                                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NAFBO
                            YAZAKI
                                                                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                       %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
GROWTH
                            AMERICAN ENTERPRISE INVESTMENT SVCS
 Class C                    P.O BOX 9446                              %
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO FUNDS SEEDING ACCOUNT
                            MAC #10103-091
                                                                      %
                            525 MARKET ST
                            SAN FRANCISCO CA 94105
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR            %
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO BANK NA FBO
 Administrator Class        PO BOX 1533                               %
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                        %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            UMB BANK NA
                            FIDUCIARY FOR TAX DEFERRED ACCOUNTS
                            ATTN FINANCE DEPARTMENT                   %
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001

                                                                           PERCENTAGE
FUND                        NAME AND ADDRESS                                OF CLASS
----------------------      ----------------------------------------      -----------
                            UMB BANK NA
                            FIDUCIARY FOR TAX DEFERRED ACCOUNTS
                            ATTN FINANCE DEPARTMENT                       %
                            1 SW SECURITY BENEFIT PL
                            TOPEKA KS 66636-0001
                            DEUTSCHE BANK SECURITIES INC
                            FBO
 Institutional Class        1251 AVENUE OF THE AMERICAS                   %
                            ATTN: MUTUAL FUND DEPARTMENT 26TH FLOOR
                            NEW YORK NY 10020
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST AGGRESSIVE                             %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 90%                                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE                               %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            YAZAKI EMPLOYEE SAVINGS PLAN
                                                                          %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 75%                                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST BALANCED                               %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                           %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            WELLS FARGO BANK NA FBO
                            RPS STRONG GROWTH FUND
                                                                          %
                            P.O. BOX 1533
                            MINNEAPOLIS MN 55480-1533
LARGE CAP GROWTH
 Investor Class             NONE                                          NONE

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      -----------------------------------      -----------
LARGE COMPANY CORE
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                             %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
                                                                     %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class B                                                             %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class C                                                             %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class Z                                                             %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            WELLS FARGO BANK NA FBO
 Administrator Class        PO BOX 1533                              %
                            MINNEAPOLIS MN 55480-1533
U.S. VALUE
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                             %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
                                                                     %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class B                                                             %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
                                                                     %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
 Class C                                                             %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                                                                         PERCENTAGE
FUND                        NAME AND ADDRESS                              OF CLASS
----------------------      --------------------------------------      -----------
                            MERRILL LYNCH PIERCE FENNER &
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                                                                        %
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Class Z                                                                %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
 Administrator Class        EDVEST AGGRESSIVE                           %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                                                                        %
                            TOMORROW'S SCHOLAR 90% EQUITY PORTF
                            PO BOX 1533 MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TOMORROW'S SCHOLAR 75% EQUTIY PORTF         %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TOMORROW'S SCHOLAR 50% EQUTIY PORTF         %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST MODERATE                             %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TOMORROW'S SCHOLAR 60% EQUTIY PORTF         %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST BALANCED                             %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
VALUE
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES
 Class A                                                                %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL              %
                            MINNEAPOLIS MN 55402-1916

                                                                               PERCENTAGE
FUND                        NAME AND ADDRESS                                    OF CLASS
----------------------      --------------------------------------------      -----------
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES
 Class B                                                                      %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS        %
                            MN 55402-1916
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES
 Class C                                                                      %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE
                                                                              %
                            SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR                    %
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL                    %
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL                    %
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL                    %
                            MINNEAPOLIS MN 55402-1927
                            CHARLES SCHWAB & CO INC
                            REINVEST ACCOUNT
 Investor Class             ATTN MUTUAL FUNDS                                 %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            NATIONAL FINANCIAL SERV LLC
                            EXCLUSIVE BENEFIT OF OUR CUST
                            ATTN MUTUAL FUNDS DEPT 5TH FL                     %
                            200 LIBERTY ST ONE WORLD FIN CEN
                            NEW YORK NY 10281-1003
                            S SANFORD SCHLITT TOD
                            SUBJECT TO BFDS TOD RULES
 Administrator Class        PATRICIA SCHLITT PB                               %
                            491 MEADOW LARK DR
                            SARASOTA FL 34236-1901

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended July 31, 2006, are hereby incorporated by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.
         --------

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
 (a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                     Amendment No. 83, filed April 11, 2005.

 (b)                             -   Not Applicable.

 (c)                             -   Not Applicable.

 (d)       (1)            (i)    -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No.93, filed June 26, 2006.

                         (ii)    -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                                     Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (2)            (i)    -   Not Applicable.

                         (ii)    -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.

                        (iii)    -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.

                         (iv)    -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                                     America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                                     1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

                          (v)    -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                                     87, filed November 1, 2005.

                         (vi)    -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                                     Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                                     92, filed May 1, 2006.

                        (vii)    -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                                     Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                                     Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                       (viii)    -   Not Applicable.

                         (ix)    -   Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July 31, 2006.


                                     Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by
                          (x)    -   reference to Post-Effective Amendment No. 96, filed July 31, 2006.

                         (xi)    -   Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                     88, filed December 1, 2005.

                        (xii)    -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                       (xiii)    -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                        (xiv)    -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                     88, filed December 1, 2005.

                         (xv)    -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

                        (xvi)    -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

                       (xvii)    -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)                              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(f)                              -   Not Applicable.

(g)        (1)                   -   Not Applicable.

           (2)                   -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                          (i)    -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

           (3)                   -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds
                                     Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (4)                   -   Not Applicable.

(h)        (1)                   -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (2)                   -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                                     Amendment No. 92, filed May 1, 2006.

           (3)                   -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June
                                     26, 2006.


           (4)                   -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                                     16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                                     Amendment No. 93, filed June 26, 2006.

           (5)                   -   Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment
                                     No. 8, filed December 17, 1999.

(i)        (1)                   -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 83, filed
                                     April 11, 2005.

           (2)                   -   Legal Opinion, to be filed.

(j)        (A)                   -   Consent of Independent Auditors, to be filed.

(j)        (1)                   -   Not Applicable.

           (2)                   -   Not Applicable.

           (3)                   -   Not Applicable.

           (4)                   -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (5)                   -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (6)                   -   Not Applicable.

           (7)                   -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (8)                   -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

           (9)                   -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

          (10)                   -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

          (11)                   -   Not Applicable.

          (12)                   -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                                     Amendment No. 72, filed June 30, 2004.

          (13)                   -   Not Applicable.

          (14)                   -   Not Applicable.

          (15)                   -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                                     Amendment No. 90, filed March 1, 2006.

          (16)                   -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                                     Amendment No. 92, filed May 1, 2006.

(k)                              -   Not Applicable.

(l)                              -   Not Applicable.

(m)                              -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.

(n)                              -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                                     April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective
                                     Amendment No. 93, filed June 26, 2006.

(o)                              -   Not Applicable.

(p)        (1)                   -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.


                                     Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                                     Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
           (2)                  -    June 26, 2006.

           (3)                  -    Not Applicable.

           (4)                  -    RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
                                     2006.

           (5)                  -    Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 87, filed November 1, 2005.

           (6)                  -    Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

           (7)                  -    Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

           (8)                  -    Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

           (9)                  -    Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

          (10)                  -    Not Applicable.

          (11)                  -    Not Applicable.

          (12)                  -    Not Applicable.

          (13)                  -    Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 87, filed November 1, 2005.

          (14)                  -    LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

          (15)                  -    Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                                     Amendment No. 87, filed November 1, 2005.

          (16)                  -    Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
                                     Effective Amendment No. 93, filed June 26, 2006.

          (17)                  -    New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
                                     Post-Effective Amendment No. 93, filed June 26, 2006.

          (18)                  -    Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                                     Amendment No. 87, filed November 1, 2005.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (p) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                (2)                            (3)
NAME AND PRINCIPAL BUSINESS             POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES WITH
ADDRESS                                        UNDERWRITER                        FUND
----------------------------------- --------------------------------- ---------------------------
Cara Peck                           Director, President & Secretary   None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                      Financial Operations Officer      None
Wells Fargo Funds Management, LLC   (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Dorothy A. Peters                   Chief Compliance Officer          Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Steven R. Schneider                 Compliance Officer and            None
Wells Fargo Funds Management, LLC   Anti-Money Laudering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

(1)                                              (2)                              (3)
NAME AND PRINCIPAL BUSINESS          POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES WITH
ADDRESS                                      UNDERWRITER                          FUND
----------------------------------  ----------------------------      ---------------------------
Carol A. Jones Lorts                Director                          Assistant Secretary
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Mathew H. Lobas                     Director                          None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a)(1) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 13th day of September, 2006.

                                                 WELLS FARGO FUNDS TRUST

                                                 By:   /s/ Carol J. Lorts
                                                       --------------------
                                                       Carol J. Lorts
                                                       Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                            DATE
----------------------------------- ------------------------------   ----------

                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
Richard M. Leach

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                        9/13/2006
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen

* By:   /s/ Carol J. Lorts
        -------------------------
        Carol J. Lorts
        As Attorney-in-Fact
        September 13, 2006

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
--------    ------------
None